

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM 8-K

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 30, 2002

                          LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)


       Indiana                       1-6028                         35-1140070
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400


Item 5

Statistical Report for the quarter ended September 30, 2002


                                                                                                                       PAGE 1
                                                                        Financial Highlights
                                                                    Unaudited [Amounts in Millions,
                                                                         except Per Share]

                                            For the Quarter Ended September 30         For the Nine Months Ended September 30

                                           2002       2001                               2002       2001
                                         Amount     Amount     Change   % Change       Amount     Amount     Change   % Change
                                        -------    -------    -------    -------      -------    -------    -------    -------
Income from Operations
Lincoln Retirement*                        22.8       72.4      (49.6)    (68.5%)       151.0      245.5      (94.5)    (38.5%)
Life Insurance                             63.4       70.1       (6.7)     (9.6%)       208.1      205.8        2.3       1.1%
Investment Management                       4.0        3.5        0.5      14.3%         18.6        9.6        9.0      93.8%
Lincoln UK                                  0.0       10.1      (10.1)   (100.0%)        21.1       40.7      (19.6)    (48.2%)
Corporate & Other**                       (17.2)     (12.9)      (4.3)                  (36.5)     (11.7)     (24.8)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total Income from Operations               73.0      143.2      (70.2)    (49.0%)       362.3      489.9     (127.6)    (26.0%)

Realized gains (losses) on
investments                               (23.6)     (23.7)       0.1                  (143.9)     (48.6)     (95.3)
Gains (losses) on derivatives               0.2       (0.4)       0.6                     0.5       (0.2)       0.7
Reserve increase on business sold
through reinsurance                      (176.4)       0.0     (176.4)                 (190.8)       0.0     (190.8)
Restructuring charges                       1.3        0.0        1.3                     0.3       (4.5)       4.8
                                        -------    -------    -------    -------      -------    -------    -------
Income before Accounting Changes         (125.5)     119.1     (244.6)                   28.4      436.6     (408.2)
Cumulative effect of accounting
changes***                                  0.0        0.0        0.0                     0.0      (15.6)      15.6
                                        -------    -------    -------    -------      -------    -------    -------    -------
Net Income                               (125.5)     119.1     (244.6)   (205.4%)        28.4      421.0     (392.6)    (93.3%)
                                        =======    =======    =======    =======      =======    =======    =======    =======

Earnings per share (diluted)
Income from Operations                    $0.40      $0.74     ($0.34)    (45.9%)       $1.93      $2.53     ($0.60)    (23.7%)
Realized gain (losses) on
investments                              ($0.13)    ($0.13)     $0.00                  ($0.77)    ($0.25)    ($0.52)
Gains (losses) on derivatives             $0.00      $0.00      $0.00                   $0.00      $0.00      $0.00
Reserve increase on business sold
through reinsurance                      ($0.96)     $0.00     ($0.96)                 ($1.01)     $0.00     ($1.01)
Restructuring charges                     $0.01      $0.00      $0.01                   $0.00     ($0.02)     $0.02
                                        -------    -------    -------                 -------    -------    -------
Income before Accounting Changes         ($0.68)     $0.61     ($1.29)                  $0.15      $2.26     ($2.11)
Cumulative effect of accounting
changes***                                $0.00      $0.00      $0.00                   $0.00     ($0.08)     $0.08
                                        -------    -------    -------    -------      -------    -------    -------    -------
Net Income                               ($0.68)     $0.61     ($1.29)   (211.5%)       $0.15      $2.18     ($2.03)    (93.1%)
                                        =======    =======    =======    =======      =======    =======    =======    =======

Inc. from Oper.- before Goodwill
Amort.
Lincoln Retirement*                        22.8       72.7      (49.9)    (68.7%)       151.0      246.4      (95.4)    (38.7%)
Life Insurance                             63.4       76.0      (12.5)    (16.5%)       208.1      223.6      (15.5)     (6.9%)
Investment Management                       4.0        7.5       (3.5)    (46.4%)        18.6       21.7       (3.1)    (14.3%)
Lincoln UK                                 (0.0)      10.3      (10.3)   (100.2%)        21.1       41.2      (20.2)    (48.9%)
Corporate & Other**                       (17.2)     (12.4)      (4.8)                  (36.5)     (10.4)     (26.1)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total                                      73.0      154.1      (81.1)    (52.6%)       362.3      522.6     (160.3)    (30.7%)
                                        =======    =======    =======    =======      =======    =======    =======    =======
Earnings per share (diluted)
Inc. from Oper.- before Goodwill
Amort.                                    $0.40      $0.79     ($0.39)    (49.4%)       $1.92      $2.70     ($0.78)    (28.9%)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Net Income - before Goodwill
Amort.
Lincoln Retirement*                        (6.0)      58.9      (64.9)   (110.2%)        51.8      216.0     (164.2)    (76.0%)
Life Insurance                             47.1       70.6      (23.5)    (33.3%)       148.7      198.9      (50.2)    (25.2%)
Investment Management                       3.1        7.0       (3.8)    (55.0%)        16.3       19.9       (3.6)    (18.2%)
Lincoln UK                                  0.8       14.2      (13.3)    (94.1%)        21.5       46.9      (25.4)    (54.1%)
Corporate & Other**                      (170.5)     (20.7)    (149.7)                 (209.9)     (28.1)    (181.7)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total                                    (125.5)     130.0     (255.4)   (196.5%)        28.4      453.6     (425.2)    (93.7%)
                                        =======    =======    =======    =======      =======    =======    =======    =======
Earnings per share (diluted)
Net Income - before Goodwill
Amort.                                   ($0.68)     $0.67     ($1.35)   (201.5%)       $0.15      $2.34     ($2.19)    (93.6%)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Operating Revenue
Lincoln Retirement*                       485.6      499.5      (13.9)     (2.8%)      1487.9     1534.4      (46.5)     (3.0%)
Life Insurance                            466.8      468.9       (2.1)     (0.5%)      1396.7     1402.2       (5.6)     (0.4%)
Investment Management                      96.0      105.5       (9.4)     (9.0%)       304.2      329.9      (25.7)     (7.8%)
Lincoln UK                                 68.1       70.7       (2.7)     (3.8%)       190.3      222.0      (31.7)    (14.3%)
Corporate & Other**                        62.7      502.3     (439.7)    (87.5%)       255.9     1494.4   (1,238.5)    (82.9%)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total Operating Revenue                  1179.1     1646.9     (467.8)    (28.4%)      3634.9     4982.9   (1,348.0)    (27.1%)
                                        =======    =======    =======    =======      =======    =======    =======    =======


Total Revenue
Lincoln Retirement*                       440.7      478.2      (37.6)     (7.9%)      1336.3     1500.7     (164.5)    (11.0%)
Life Insurance                            441.6      460.6      (19.0)     (4.1%)      1305.4     1375.9      (70.6)     (5.1%)
Investment Management                      94.3      104.7      (10.4)     (9.9%)       300.2      327.2      (27.0)     (8.3%)
Lincoln UK                                 69.3       76.3       (6.9)     (9.1%)       190.9      230.1      (39.2)    (17.0%)
Corporate & Other**                        95.1      489.5     (394.4)    (80.6%)       279.6     1473.0   (1,193.4)    (81.0%)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total Revenue                            1141.0     1609.3     (468.3)    (29.1%)      3412.4     4907.0   (1,494.6)    (30.5%)
                                        =======    =======    =======    =======      =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

Operational Data by Segment:
(Billions except where noted)

Lincoln Retirement*
Gross Deposits                            1.694      1.580      0.114       7.2%        5.048      4.398      0.650      14.8%
Net Cash Flows                            0.069      0.261     (0.192)     73.6%        0.380     (0.526)     0.906     172.2%
Account Values (Gross)                   45.505     47.824     (2.319)     (4.8%)      45.505     47.824     (2.319)     (4.8%)
Account Values (Net of
Reinsurance)                             43.592     46.558     (2.966)     (6.4%)      43.592     46.558     (2.966)     (6.4%)
Life Insurance Segment
First Year Premium- Retail (in
millions)                               173.986    132.368     41.618      31.4%      469.164    391.204     77.961      19.9%
First Year Premium- COLI (in
millions)                                 7.831      5.069      2.761      54.5%       61.335     33.101     28.234      85.3%
First Year Premium- Total (in
millions)                               181.816    137.437     44.379      32.3%      530.499    424.304    106.195      25.0%
In-force                                248.030    227.751     20.278       8.9%      248.030    227.751     20.278       8.9%
Account Values                           11.726     10.939      0.787       7.2%       11.726     10.939      0.787       7.2%
Investment Management Segment
Retail Deposits                           1.465      0.843      0.622      73.8%        4.023      2.894      1.130      39.1%
Retail Net Cash Flows                     0.048     (0.120)     0.168     140.0%        0.305     (0.287)     0.592     206.1%
Institutional In-flows                    1.162      0.883      0.279      31.6%        3.870      3.130      0.740      23.6%
Institutional Net Cash Flows              0.349     (0.155)     0.504    (325.2%)       1.534     (0.128)     1.662   (1298.4%)
Total Net Cash Flows                      0.397     (0.275)     0.672    (244.4%)       1.839     (0.415)     2.254     542.9%
Assets Under Management- Retail
and Inst'l                               43.357     44.957     (1.600)     (3.6%)      43.357     44.957     (1.600)     (3.6%)
Assets Under Management -
Insurance Assets                         40.416     37.337      3.079       8.2%       40.416     37.337      3.079       8.2%
Assets Under Management - Total
Segment                                  83.773     82.294      1.479       1.8%       83.773     82.294      1.479       1.8%
Consolidated
Consolidated Domestic Retail
Deposits                                  3.139      2.566      0.574      22.4%        9.389      7.871      1.519      19.3%
Consolidated Domestic Retail
Account Balances                         71.658     74.682     (3.024)     (4.0%)      71.658     74.682     (3.024)     (4.0%)
Total Retail Net Cash Flows               0.290      0.299     (0.009)      3.0%        1.357     (0.129)     1.486    1148.8%
Total Net Cash Flows                      0.639      0.144      0.495     343.9%        2.891     (0.257)     3.148    1223.3%

Total Assets Under Management           113.538    117.462     (3.924)     (3.3%)     113.538    117.462     (3.924)     (3.3%)

  * Effective March 7, 2002, the Annuities segment became known as Lincoln Retirement.

 ** Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all historical financial data for the former Reinsurance segment was moved into "Other Operations."  In addition, ongoing amortization of the deferred gain on indemnity reinsurance is shown in "Other Operations."

*** The cumulative effect of accounting changes relates to the adjustments recorded upon adoption of FAS #133 in the 1st qtr.
    2001 and EITF 99-20 in the 2nd qtr. 2001.



                                                                                                              PAGE 2
                                                                Financial Highlights
                                                           Unaudited [Amounts in Millions,
                                                                   except Per Share]

                                        For the Quarter Ended September 30    For the Nine Months Ended September 30

                                         2002      2001                         2002       2001
                                       Amount    Amount    Change  % Change    Amount    Amount    Change  % Change
                                      -------   -------   -------   -------   -------   -------   -------   -------
Consolidated Operational Data:
(Millions)

Balance Sheet Assets - End of
Period                                90436.2   90206.0     230.2      0.3%   90436.2   90206.0     230.2      0.3%

Shareholders' Equity
Beg of Period (Securities at
Market)                                5307.9    5055.9     252.0              5263.5    4954.1     309.4
End of Period (Securities at
Market)                                5389.0    5368.6      20.4              5389.0    5368.6      20.4
End of Period (Securities at
Cost)                                  4544.2    5100.4    (556.2)             4544.2    5100.4    (556.2)
Average Equity (Securities at
Cost)                                  4891.6    5085.0    (193.4)             5018.5    4986.3      32.2

Return on Equity
Inc from Operations/Average
Equity                                   6.0%     11.3%     (5.3%)               9.6%     13.1%     (3.5%)
Net Income/Average Equity              (10.3%)     9.4%    (19.6%)               0.8%     11.3%    (10.5%)

Return on Capital
Inc from Operations/Average
Capital                                  5.5%      9.7%     (4.2%)               8.2%     11.0%     (2.9%)

Common Stock Outstanding
Average for the Period - Diluted        183.9     194.8     (10.9)    (5.6%)    188.2     193.5      (5.3)    (2.7%)
End of Period - Assuming Conv of
Pref.                                   177.5     189.8     (12.3)    (6.5%)    177.5     189.8     (12.3)    (6.5%)
End of Period - Diluted                 178.8     193.3     (14.5)    (7.5%)    178.8     193.3     (14.5)    (7.5%)

Book Value (Securities at Market)      $30.37    $28.29      2.08      7.4%    $30.37    $28.29      2.08      7.4%
Book Value (Securities at Cost)        $25.61    $26.87     (1.26)    (4.7%)   $25.61    $26.87     (1.26)    (4.7%)

Cash Returned to Shareholders
Share Repurchase - dollar amount        247.8     182.7      65.1               474.5     369.5     105.0
Dividends Declared  to
Shareholders                             58.8      57.7       1.1               178.4     171.9       6.5
Total Cash Returned to                -------   -------   -------   -------   -------   -------   -------
Shareholders                            306.6     240.4      66.2               652.9     541.4     111.5
                                      =======   =======   =======   =======   =======   =======   =======
Share Repurchase - number of
shares                                  7.203     4.084     3.119              12.088     8.384     3.704

Dividend Declared on Common Stock
- per share                            $0.320    $0.305    $0.015      4.9%    $0.960    $0.915    $0.045      4.9%

                               For the Quarter Ended September 30   For the Nine Months Ended September 30

Comprehensive Income                     2002      2001                          2002      2001
(millions)                             Amount    Amount                        Amount    Amount
                                      -------   -------                       -------   -------
Net Income                             (125.5)    119.1                          28.4     421.0
Foreign Currency Translation             13.4      22.2                          43.4     (15.0)
Net Unrealized Gains (Losses) on
Securities                              491.9    (114.2)                        621.8     235.9
Gains (Losses) on Derivatives             4.6      (6.5)                          5.8       2.9
Cumulative Effect of Accounting
Change                                    0.0       0.0                           0.0      17.6
Minimum Pension Liability
Adjustment                                2.6       0.0                           0.7       0.0
                                      -------   -------                       -------   -------
Comprehensive Income                    387.0      20.6                         700.1     662.4
                                      =======   =======                       =======   =======


                                                                                                              PAGE 3
                                                                 Financial Highlights
                                                            Unaudited [Amounts in Millions]

                                        For the Quarter Ended September 30   For the Nine Months Ended September 30

                                         2002      2001                          2002      2001
                                       Amount    Amount    Change  % Change    Amount    Amount    Change  % Change
                                      -------   -------   -------   -------   -------   -------   -------   -------
Consolidated Condensed Statements
of Income
Revenue:
Insurance Premiums and Fees             417.5     821.6    (404.1)   (49.2%)  1,298.9   2,568.5  (1,269.6)   (49.4%)
Investment Advisory Fees                 42.9      47.2      (4.4)    (9.2%)    138.7     146.3      (7.6)    (5.2%)
Net Investment Income                   647.0     686.2     (39.2)    (5.7%)  1,946.2   2,033.0     (86.8)    (4.3%)
Realized Gains (Losses) on
Investments                             (37.1)    (37.1)      0.1              (222.0)    (75.5)   (146.5)
Gains (Losses) on Derivatives             0.3      (0.6)      0.9                 0.8      (0.4)      1.2
Other                                    70.3      91.9     (21.5)   (23.4%)    249.8     235.1      14.7      6.3%
                                      -------   -------   -------   -------   -------   -------   -------   -------
Total Revenue                         1,141.0   1,609.3    (468.3)   (29.1%)  3,412.4   4,907.0  (1,494.7)   (30.5%)
Benefits and Expenses:
Benefits                                671.6     903.1    (231.5)   (25.6%)  1,901.1   2,664.8    (763.7)   (28.7%)
Underwriting, Acquisition,
Insurance and Other Expenses            695.7     556.5     139.2     25.0%   1,570.4   1,667.8     (97.4)    (5.8%)
                                      -------   -------   -------   -------   -------   -------   -------   -------
Total Benefits and Expenses           1,367.3   1,459.6     (92.3)    (6.3%)  3,471.6   4,332.7    (861.1)   (19.9%)
                                      -------   -------   -------   -------   -------   -------   -------   -------
Net Income
before Federal Taxes                   (226.3)    149.6    (376.0)              (59.2)    574.4    (633.6)
Federal Income Taxes                   (100.9)     30.6    (131.5)              (87.6)    137.9    (225.5)
                                      -------   -------   -------             -------   -------   -------

Income before Accounting Changes       (125.5)    119.1    (244.6)               28.4     436.5    (408.1)
Cumulative Effect of Accounting
Changes                                     -         -         -                   -     (15.6)     15.6
                                      -------   -------   -------   -------   -------   -------   -------
Net Income                             (125.5)    119.1    (244.5)  (205.4%)     28.4     421.0    (392.6)   (93.3%)
                                      =======   =======   =======   =======   =======   =======   =======   =======

Income before Tax and Cumulative
Effect
of Accounting Changes By Segment
Lincoln Retirement                      (33.5)     61.6     (95.1)               12.6     259.5    (246.9)
Life Insurance                           67.2      99.9     (32.7)              211.5     289.9     (78.4)
Investment Management                     3.2       5.5      (2.3)               18.8      13.6       5.2
Lincoln UK                                1.0      15.1     (14.1)               21.1      55.9     (34.8)
Corporate and Other                    (264.3)    (32.6)   (231.8)             (323.2)    (44.5)   (278.7)
                                      -------   -------   -------             -------   -------   -------
Income before Tax and
Cumulative Effect of Accounting
Changes                                (226.3)    149.6    (375.9)              (59.2)    574.4    (633.6)
                                      -------   -------   -------             -------   -------   -------

Pre-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                      (44.9)    (21.3)    (23.6)             (151.6)    (33.6)   (118.0)
Life Insurance                          (25.2)     (8.2)    (17.0)              (91.4)    (26.3)    (65.1)
Investment Management                    (1.8)     (0.8)     (1.0)               (4.0)     (2.6)     (1.4)
Lincoln UK                                1.2       5.5      (4.3)                0.7       8.1      (7.4)
Corporate and Other                      33.8     (12.8)     46.7                25.1     (21.4)     46.5
                                      -------   -------   -------             -------   -------   -------
Pre-Tax Realized Gains (Losses)
on Investments and Derivatives          (36.8)    (37.6)      0.8              (221.2)    (75.8)   (145.4)

After-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                      (28.8)    (13.8)    (15.0)              (98.1)    (21.9)    (76.2)
Life Insurance                          (16.4)     (5.3)    (11.1)              (59.4)    (17.1)    (42.3)
Investment Management                    (1.2)     (0.5)     (0.7)               (2.6)     (1.7)     (0.9)
Lincoln UK                                0.9       3.9      (3.0)                0.5       5.7      (5.2)
Corporate and Other                      22.1      (8.4)     30.5                16.2     (13.8)     30.0
                                      -------   -------   -------             -------   -------   -------
After-Tax Realized Gains (Losses)
on Investments and Derivatives          (23.4)    (24.1)      0.7              (143.4)    (48.8)    (94.6)

* Includes both realized gains (losses) on investments and gains (losses) on derivatives.



                                                                                                     PAGE 4
                                                                 Financial Highlights
                                                             Unaudited [Amounts in Millions]

                                                                         As of
                                            ---------------------------------------------------------------
                                            September          December
                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                            ---------         ---------         ---------         ---------
Consolidated Condensed Balance
Sheets
Assets:
Investments:
Securities Available for Sale:
Fixed Maturities                             32,036.8          28,345.7           3,691.2             13.0%
Equities                                        397.4             470.5             (73.0)           (15.5%)
Mortgage Loans on Real Estate                 4,285.2           4,535.5            (250.3)            (5.5%)
Real Estate                                     286.4             267.9              18.6              6.9%
Policy Loans                                  1,899.0           1,939.7             (40.7)            (2.1%)
Other Long-Term Investments                     457.7             553.8             (96.2)           (17.4%)
                                            ---------         ---------         ---------         ---------
Total Investments                            39,362.6          36,113.1           3,249.5              9.0%
Other Assets:
Assets Held in Separate Accounts             34,069.0          44,833.4         (10,764.4)           (24.0%)
Other Assets                                 17,004.6          17,054.8             (50.2)            (0.3%)
                                            ---------         ---------         ---------         ---------
Total Assets                                 90,436.2          98,001.3          (7,565.1)            (7.7%)
                                            =========         =========         =========         =========

Liabilities and Shareholders'
Equity
Liabilities:
Insurance and Investment Contract
Liabilities                                  43,618.1          40,857.2           2,760.9              6.8%
Liabilities Related to Separate
Accounts                                     34,069.0          44,833.4         (10,764.4)           (24.0%)
Other Liabilities                             7,360.1           7,047.2             312.8              4.4%
                                            ---------         ---------         ---------         ---------
Total Liabilities                            85,047.1          92,737.8          (7,690.7)            (8.3%)
Shareholders' Equity:
Net Unrealized Gains(Losses) on
Securities
and Derivatives                                 844.9             217.2             627.7            289.0%
Other Shareholders' Equity                    4,544.2           5,046.3            (502.1)           (10.0%)
                                            ---------         ---------         ---------         ---------
Total Shareholders' Equity                    5,389.0           5,263.5             125.5              2.4%
                                            ---------         ---------         ---------         ---------
Total Liabilities and
Shareholders' Equity                         90,436.2          98,001.3          (7,565.1)            (7.7%)
                                            =========         =========         =========         =========

-----------------------------------------------------------------------------------------------------------
                                                                         As of
                                            ---------------------------------------------------------------
                                            September          December
                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                            ---------         ---------         ---------         ---------
Roll Forward of Deferred
Acquisition Costs
Balance at beginning-of-year                  2,885.3           3,070.5            (185.2)            (6.0%)
Deferral                                        459.5             714.1            (254.6)           (35.7%)
Amortization                                   (249.4)           (370.4)            121.0            (32.7%)
                                            ---------         ---------         ---------         ---------
Operating                                       210.0             343.7            (133.6)           (38.9%)
Adjustment related to realized
(gains) losses
on securities available-for-sale                 97.3             112.9             (15.6)           (13.8%)
Adjustment related to unrealized
(gains) losses
on securities available-for-sale               (304.3)           (187.2)           (117.1)            62.5%
Foreign currency translation
adjustment                                       43.2             (16.0)             59.3           (369.4%)
Disposition of business                                          (425.9)            425.9           (100.0%)
Other                                           (62.9)            (12.6)            (50.3)           400.0%
                                            ---------         ---------         ---------         ---------
Balance at end-of-year                        2,868.7           2,885.3             (16.7)            (0.6%)
                                            =========         =========         =========         =========

Roll Forward of Present Value of
In-Force
Balance at beginning-of-year                  1,362.5           1,483.3            (120.8)            (8.1%)
Amortization                                    (93.5)           (113.1)             19.6            (17.4%)
Foreign currency translation
adjustment                                       18.0              (7.0)             25.0           (355.2%)
Other                                            (0.1)             (0.7)              0.6            (83.6%)
                                            ---------         ---------         ---------         ---------
Balance at end-of-year                        1,286.9           1,362.5             (75.6)            (5.5%)
                                            =========         =========         =========         =========


                                                                                         PAGE 5
                                                       Eleven-Year Summary
                                                  Unaudited [Millions of Dollars
                                                     except Per Share Data]

For the Year Ended December 31           2001      2000      1999      1998      1997      1996
                                      -------   -------   -------   -------   -------   -------
Revenue
Lincoln Retirement                     1968.3    2133.7    2115.8    2068.1    2023.0    1805.0
Life Insurance                         1840.6    1819.0    1760.4    1378.5     544.8     549.2
Investment Management                   433.7     490.3     495.5     491.9     459.1     410.5
Lincoln UK                              293.3     438.2     446.6     439.7     427.3     393.2
Corporate & Other                      1844.7    1970.4    1985.4    1708.9    1444.3    1575.6
                                      -------   -------   -------   -------   -------   -------
Total Revenue                          6380.6    6851.5    6803.7    6087.1    4898.5    4733.6
                                      =======   =======   =======   =======   =======   =======
Income from Operations*
Lincoln Retirement                      320.3     362.0     299.4     262.4     223.0     174.6
Life Insurance                          279.0     259.9     212.0     149.2      39.9      41.2
Investment Management                    14.6      44.1      61.0      43.9      18.1      18.6
Lincoln UK                               60.2      61.0     (13.9)     70.9    (108.3)     66.0
Corporate & Other                        14.8      (8.0)    (83.1)      4.0    (223.3)     (1.7)
                                      -------   -------   -------   -------   -------   -------
Total Income from Cont Oper             689.0     719.1     475.5     530.4     (50.6)    298.8
Discontinued Operations                                                         110.1     135.3
                                      -------   -------   -------   -------   -------   -------
Income from Operations                  689.0     719.1     475.5     530.4      59.4     434.1
                                      =======   =======   =======   =======   =======   =======
Net Income
Lincoln Retirement                      269.2     358.6     291.5     273.8     263.3     204.3
Life Insurance                          233.1     249.3     211.5     127.5      39.1      51.8
Investment Management                    11.8      37.0      51.6      44.4      25.1      25.0
Lincoln UK                               68.9     (13.2)    (18.2)     71.7    (106.8)     66.0
Corporate & Other                         7.2     (10.2)    (76.1)     (7.6)   (198.4)      9.3
                                      -------   -------   -------   -------   -------   -------
Total Net Inc from Cont Oper            590.2     621.4     460.4     509.8      22.2     356.4
Discontinued Operations                                                         911.8     157.2
                                      -------   -------   -------   -------   -------   -------
Total Net Income                        590.2     621.4     460.4     509.8     934.0     513.6
                                      -------   -------   -------   -------   -------   -------
OTHER DATA

Assets                                98001.3   99844.1  103095.7   93836.3   77174.7   71713.4

Shareholders' Equity:
Securities and Derivatives at
Market                                 5263.5    4954.1    4263.9    5387.9    4982.9    4470.0
Securities and Derivatives at
Cost                                   5046.3    4942.0    4729.6    4835.6    4546.9    4057.1
Average Equity (Sec & Deriv at
Cost)                                  5022.6    4831.9    4818.7    4685.6    4214.1    3866.0

Common Shares Outstanding:
(millions)
End of Period - Diluted                 191.1     195.2     197.0     203.4     204.7     209.5
Average for the Period - Diluted        193.3     194.9     200.4     203.3     208.0     210.7

Per Share Data (Diluted)
Income (Loss) from Continuing
Operations                              $3.56     $3.69     $2.37     $2.61    ($0.24)    $1.42
Income from Operations*                 $3.56     $3.69     $2.37     $2.61     $0.29     $2.06
Net Income from Continuing
Operations                              $3.05     $3.19     $2.30     $2.51     $0.11     $1.69
Net Income                              $3.05     $3.19     $2.30     $2.51     $4.49     $2.44

Shareholders' Equity:
Shareholders' Equity (Sec & Deriv
at Market)                             $28.10    $25.92    $21.76    $26.59    $24.63    $21.50
Shareholders' Equity (Sec & Deriv
at Cost)                               $26.94    $25.85    $24.14    $23.86    $22.48    $19.51
Dividends Declared (Common Stock)      $1.235    $1.175    $1.115    $1.055    $0.995    $0.935

Return on Equity (see page 30)
Net Income/Average Equity               11.8%     12.9%      9.6%     10.9%     22.2%     13.3%
Inc from Operations/Average
Equity                                  13.7%     14.9%      9.9%     11.3%      1.4%     11.2%

Market Value of Common Stock
High for the Year                     $52.750   $56.375   $57.500   $49.438   $39.063   $28.500
Low for the Year                      $38.000   $22.625   $36.000   $33.500   $24.500   $20.375
Close for the Year                    $48.570   $47.313   $40.000   $40.907   $39.063   $26.250

                                                                                       Ten-year
                                                                                       Compound
                                                                                         annual
For the Year Ended December 31          1995      1994      1993      1992      1991     growth
                                     -------   -------   -------   -------   -------    -------
Revenue
Lincoln Retirement                    1877.1    1506.2    1603.8    1336.2    1216.7       4.9%
Life Insurance                         514.9     466.2     477.5     444.4     417.3      16.0%
Investment Management                  290.5
Lincoln UK                             351.5     216.0     174.9     180.6     169.6       5.6%
Corporate & Other                     1552.5    1744.1    2680.9    2780.9    3721.0
                                     -------   -------   -------   -------   -------    -------
Total Revenue                         4586.5    3932.5    4937.1    4742.1    5524.6       1.5%
                                     =======   =======   =======   =======   =======    =======
Income from Operations*
Lincoln Retirement                     175.2     142.4     127.1      89.4      58.3      18.6%
Life Insurance                          35.4      34.2      37.8      46.8      31.5      24.4%
Investment Management                   20.6
Lincoln UK                              45.9      17.2      11.9       9.2      14.3      15.5%
Corporate & Other                     (136.2)     24.8      20.8       6.5       4.2
                                     -------   -------   -------   -------   -------    -------
Total Income from Cont Oper            140.8     218.6     197.6     151.9     108.3      20.3%
Discontinued Operations                165.6     171.1     145.9      88.7      69.4
                                     -------   -------   -------   -------   -------    -------
Income from Operations                 306.5     389.7     343.5     240.6     177.7      14.5%
                                     =======   =======   =======   =======   =======    =======
Net Income
Lincoln Retirement                     248.8     142.4     127.1      89.4      58.3      16.5%
Life Insurance                          40.6      34.2      37.8      46.8      31.5      22.2%
Investment Management                   27.4
Lincoln UK                              45.7      18.5      12.6       9.2      14.3
Corporate & Other                      (61.1)    (29.6)   (101.1)    125.1      28.4
                                     -------   -------   -------   -------   -------    -------
Total Net Inc from Cont Oper           301.4     165.5      76.4     270.5     132.5      16.1%
Discontinued Operations                180.8     184.4     242.5      88.7      69.4
                                     -------   -------   -------   -------   -------    -------
Total Net Income                       482.2     349.9     318.9     359.2     201.9      11.3%
                                     -------   -------   -------   -------   -------    -------
OTHER DATA

Assets                               63257.7   48864.8   47825.1   39042.2   33660.3      11.3%

Shareholders' Equity:
Securities and Derivatives at
Market                                4378.1    3042.1    4072.3    2826.8    2655.8       7.1%
Securities and Derivatives at
Cost                                  3679.9    3353.1    3157.6    2664.1    2445.8       7.5%
Average Equity (Sec & Deriv at
Cost)                                 3550.5    3288.6    3009.0    2575.0    2335.3       8.0%

Common Shares Outstanding:
(millions)
End of Period - Diluted                210.3     208.3     208.3     187.7     185.4
Average for the Period - Diluted       209.5     208.7     206.1     186.8     189.2

Per Share Data (Diluted)
Income (Loss) from Continuing
Operations                             $0.67     $1.05     $0.96     $0.81     $0.57      20.1%
Income from Operations*                $1.46     $1.87     $1.67     $1.29     $0.94      14.3%
Net Income from Continuing
Operations                             $1.44     $0.79     $0.37     $1.45     $0.70      15.9%
Net Income                             $2.30     $1.68     $1.55     $1.92     $1.07      11.1%

Shareholders' Equity:
Shareholders' Equity (Sec & Deriv
at Market)                            $20.95    $14.67    $19.69    $15.13    $14.35       7.0%
Shareholders' Equity (Sec & Deriv
at Cost)                              $17.61    $16.17    $15.27    $14.26    $13.21       7.4%
Dividends Declared (Common Stock)     $0.875    $0.830    $0.775    $0.738    $0.693       5.9%

Return on Equity (see page 30)
Net Income/Average Equity              13.6%     10.6%     10.6%     13.9%      8.6%
Inc from Operations/Average
Equity                                  8.6%     11.8%     11.4%      9.3%      7.6%

Market Value of Common Stock
High for the Year                    $26.875   $22.188   $24.125   $19.032   $13.813
Low for the Year                     $17.313   $17.313   $17.344   $12.625    $9.500
Close for the Year                   $26.875   $17.500   $21.750   $18.500   $13.688      13.5%

* "Income from Operations" is defined as "Net income less realized gain (loss) on investments, derivative instruments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."  Income from operations also excludes the recognition of gains and losses related to changes in certain reserves and the related changes to the deferred gain amortization under indemnity reinsurance resulting from developments after the sale in the reinsurance business sold through indemnity reinsurance.



                                                                                               PAGE 6
                                          Quarterly Summary
                                   Unaudited [Millions of Dollars
                                        except Per Share Data]

                                           Dec        Mar        Jun        Sep        Dec        Mar
For the Quarter Ended                     1999       2000       2000       2000       2000       2001
                                       -------    -------    -------    -------    -------    -------

Revenue
Lincoln Retirement                       538.0      548.7      530.5      532.1      522.3      510.4
Life Insurance                           473.1      441.7      444.2      453.2      479.9      459.6
Investment Management                    126.6      125.8      120.7      123.8      120.0      112.3
Lincoln UK                               103.8      112.8      108.2      112.8      104.3       84.9
Corporate & Other                        566.4      440.2      489.0      494.1      547.0      531.6
                                       -------    -------    -------    -------    -------    -------
Total Revenue                           1807.9     1669.2     1692.7     1716.1     1773.5     1698.8
                                       =======    =======    =======    =======    =======    =======
Income from Operations*
Lincoln Retirement                        73.7       88.5       84.1      102.9       86.4       82.3
Life Insurance                            57.0       60.4       62.4       66.5       70.6       68.6
Investment Management                     16.5       12.4       13.1        9.9        8.7        2.4
Lincoln UK                               (67.1)      15.7       19.3       10.6       15.5       14.4
Corporate & Other                        (43.5)      (6.5)      (5.9)       0.9        3.5       10.9
                                       -------    -------    -------    -------    -------    -------
Income from Operations                    36.6      170.6      173.0      190.7      184.7      178.6
                                       =======    =======    =======    =======    =======    =======

Net Income
Lincoln Retirement                        69.9       91.2       84.4       93.8       89.2       76.6
Life Insurance                            59.7       58.1       58.4       67.4       65.4       62.9
Investment Management                     19.8       12.3        8.4        9.7        6.6        2.0
Lincoln UK                               (72.6)      15.5       19.1      (29.9)     (17.9)      14.8
Corporate & Other                        (42.2)      (6.8)      (6.8)      (2.3)       5.7        4.0
                                       -------    -------    -------    -------    -------    -------
Total Net Income                          34.6      170.2      163.6      138.6      148.9      160.2
                                       =======    =======    =======    =======    =======    =======

OTHER DATA

Assets                                103095.7   106340.0   103847.6   103243.1    99844.1    94122.4

Shareholders' Equity
Beg of Period (Sec & Deriv at
Market)                                 4817.4     4263.9     4340.4     4223.7     4538.6     4954.1
End of Period (Sec & Deriv at
Market)                                 4263.9     4340.4     4223.7     4538.6     4954.1     5096.4
End of Period (Sec & Deriv at
Cost)                                   4729.6     4751.6     4780.3     4876.3     4942.0     4882.7
Average Equity (Sec & Deriv at
Cost)                                   4774.2     4791.5     4753.0     4867.2     4915.7     4953.7

Common Shares Outstanding
Average for the Period - Diluted         197.1      195.8      194.0      195.6      195.6      193.7
End of Period - Diluted                  197.0      195.1      193.7      196.2      195.2      191.3

Per Share Data (Diluted)
Income from Operations*                  $0.19      $0.87      $0.89      $0.98      $0.94      $0.92
Net Income                               $0.18      $0.87      $0.84      $0.71      $0.76      $0.83

Shareholders' Equity
Shareholders' Equity (Sec & Deriv
at Market)                              $21.76     $22.45     $22.10     $23.67     $25.92     $27.09
Shareholders' Equity (Sec & Deriv
at Cost)                                $24.14     $24.58     $25.01     $25.43     $25.85     $25.96
Dividends Declared (Com Stk)            $0.290     $0.290     $0.290     $0.290     $0.305     $0.305

Return on Equity (see page 30)
Net Income/Average Equity                 2.9%      14.2%      13.8%      11.4%      12.1%      12.9%
Inc from Operations/Average
Equity                                    3.1%      14.2%      14.6%      15.7%      15.0%      14.4%

Market Value of Common Stock
Highest Price                          $48.313    $41.375    $40.063    $56.375    $50.938    $48.250
Lowest Price                           $36.500    $22.625    $29.000    $35.625    $40.875    $38.000
Closing Price                          $40.000    $33.500    $36.125    $48.125    $47.313    $42.470


                                           Jun        Sep        Dec        Mar        Jun        Sep
For the Quarter Ended                     2001       2001       2001       2002       2002       2002
                                       -------    -------    -------    -------    -------    -------

Revenue
Lincoln Retirement                       512.1      478.2      467.5      453.0      442.6      440.7
Life Insurance                           455.7      460.6      464.7      423.9      439.8      441.6
Investment Management                    110.3      104.7      106.5      103.5      102.4       94.3
Lincoln UK                                68.9       76.3       63.2       53.6       68.0       69.3
Corporate & Other                        452.0      489.5      371.7       92.3       92.2       95.1
                                       -------    -------    -------    -------    -------    -------
Total Revenue                           1599.0     1609.3     1473.6     1126.4     1145.0     1141.0
                                       =======    =======    =======    =======    =======    =======
Income from Operations*
Lincoln Retirement                        90.8       72.4       74.8       80.4       47.8       22.8
Life Insurance                            67.1       70.1       73.2       71.1       73.5       63.4
Investment Management                      3.7        3.5        5.1        8.0        6.6        4.0
Lincoln UK                                16.2       10.1       19.5       14.4        6.7       (0.0)
Corporate & Other                         (9.7)     (12.9)      26.5      (12.0)      (7.3)     (17.2)
                                       -------    -------    -------    -------    -------    -------
Income from Operations                   168.1      143.2      199.1      162.0      127.2       73.0
                                       =======    =======    =======    =======    =======    =======

Net Income
Lincoln Retirement                        79.9       58.6       54.2       47.6       10.2       (6.0)
Life Insurance                            53.5       64.7       51.9       44.2       57.4       47.1
Investment Management                      2.9        2.9        4.0        7.0        6.2        3.1
Lincoln UK                                17.6       14.0       22.5       10.8        9.8        0.8
Corporate & Other                        (12.2)     (21.2)      36.7      (15.2)     (24.2)    (170.6)
                                       -------    -------    -------    -------    -------    -------
Total Net Income                         141.7      119.1      169.2       94.5       59.4     (125.5)
                                       =======    =======    =======    =======    =======    =======

OTHER DATA

Assets                                 96431.2    90206.0    98001.3    97846.4    95069.2    90436.2

Shareholders' Equity
Beg of Period (Sec & Deriv at
Market)                                 5096.4     5055.9     5368.6     5263.5     5131.1     5307.9
End of Period (Sec & Deriv at
Market)                                 5055.9     5368.6     5263.5     5131.1     5307.9     5389.0
End of Period (Sec & Deriv at
Cost)                                   4952.8     5100.4     5046.3     5076.6     4959.5     4544.2
Average Equity (Sec & Deriv at
Cost)                                   4920.2     5085.0     5131.4     5083.3     5080.7     4891.6

Common Shares Outstanding
Average for the Period - Diluted         192.0      194.8      192.8      191.7      189.7      183.9
End of Period - Diluted                  192.9      193.3      191.1      191.7      186.9      178.8

Per Share Data (Diluted)
Income from Operations*                  $0.88      $0.74      $1.03      $0.84      $0.67      $0.40
Net Income                               $0.74      $0.61      $0.88      $0.49      $0.31     ($0.68)

Shareholders' Equity
Shareholders' Equity (Sec & Deriv
at Market)                              $26.87     $28.29     $28.10     $27.30     $28.77     $30.37
Shareholders' Equity (Sec & Deriv
at Cost)                                $26.32     $26.87     $26.94     $27.02     $26.88     $25.61
Dividends Declared (Com Stk)            $0.305     $0.305     $0.320     $0.320     $0.320     $0.320

Return on Equity (see page 30)
Net Income/Average Equity                11.5%       9.4%      13.2%       7.4%       4.7%     (10.3%)
Inc from Operations/Average
Equity                                   13.7%      11.3%      15.5%      12.7%      10.0%       6.0%

Market Value of Common Stock
Highest Price                          $52.300    $52.750    $49.450    $53.650    $52.540    $42.080
Lowest Price                           $41.280    $41.000    $40.000    $47.200    $40.750    $29.120
Closing Price                          $51.750    $46.630    $48.570    $50.730    $42.000    $30.550

* "Income from Operations" is defined as "Net income less realized gain (loss) on investments, derivative instruments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."  Income from operations also excludes the recognition of gains and losses related to changes in certain reserves and the related changes to the deferred gain amortization under indemnity reinsurance resulting from developments after the sale in the reinsurance business sold through indemnity reinsurance.



                                                                                                                          PAGE 7

                                                 Reconciliation of Business Segments to Consolidated Income Statement
                                                                  Unaudited [Millions of Dollars]

                                                                                         Investment
For the Quarter Ended September 30   Lincoln Retirement        Life Insurance            Management               Lincoln UK
                                  ----------------------   ---------------------     ------------------       ------------------
                                       Sep           Sep        Sep          Sep          Sep       Sep            Sep       Sep
                                      2002          2001       2002         2001         2002      2001           2002      2001
                                  --------     --------    --------     --------     --------  --------       --------  --------

Operating Revenue
Life and annuity premiums             13.4         13.2        48.6         46.4                                  11.7       11.2
Surrender charges                      8.7          6.5        13.4         15.6
Mortality assessments                                         126.3        124.7                                   8.7        8.5
Expense assessments                  109.3        132.0        49.2         46.0                                  29.4       35.5
Health premiums                                                 0.0          0.0                                   0.6        0.6
Investment advisory fees                                                                 63.7      68.0
Other revenue and fees                (4.0)         1.2         5.1          3.0         19.9      23.9            2.0        0.0
Net investment income                358.1        346.6       224.1        233.2         12.4      13.6           15.6       14.8
Earnings in Unconsolidated
Affiliates
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Revenue                    485.6        499.5       466.8        468.9         96.0     105.5           68.1      70.7
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits     107.8         66.3       105.2        102.3                                  19.0      18.5
Div accum & div to policyholders                               17.2         16.5
Interest credited to policy bal.     224.2        217.2       152.6        143.5
Health policy benefits                                          0.0          0.0                                   4.8       2.2
                                  --------     --------    --------     --------     --------  --------       --------  --------
Total insurance benefits             332.0        283.5       275.1        262.3                                  23.8      20.7
Underwriting, acquisition,
insurance and other expenses*:
Commissions                           83.0         81.1        31.8         32.5                                   1.6       2.6
Other volume related expenses         19.6         12.7        45.8         41.4
Operating and administrative
expenses                              51.4         55.3        40.0         41.6         86.6      88.0           19.6      19.7
Taxes, licenses and fees               3.0          2.2        13.2         12.0          2.9       4.8
Par policyholder interests
Foreign exchange
                                  --------     --------    --------     --------     --------  --------       --------  --------
Subtotal                             157.0        151.3       130.7        127.5         89.5      92.8           21.1      22.3
Deferral of acquisition costs        (66.1)       (58.7)      (78.7)       (85.3)                                 (0.9)     (1.3)
DAC amortization                      47.2         35.6        23.9         29.7                                  11.3       9.9
                                  --------     --------    --------     --------     --------  --------       --------  --------
DAC deferral net of amortization     (18.9)       (23.0)      (54.8)       (55.5)                                 10.5       8.7
PVIF amortization                      4.1          4.5        23.3         20.5                                  12.8       9.4
Other intangibles amortization                                                            2.0       2.3
Total underwriting, acquisition,
insurance and other expenses         142.2        132.8        99.3         92.5         91.5      95.1           44.5      40.3
Goodwill amortization                               0.3                      5.9                    4.1                      0.2
Interest
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Benefits and Expenses      474.2        416.6       374.4        360.8         91.5      99.2           68.3      61.1
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income from Operations Before Tax     11.4         82.9        92.4        108.1          4.6       6.3           (0.2)      9.6

Federal income taxes                 (11.4)        10.4        29.0         38.1          0.6       2.9           (0.2)     (0.5)
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income from Operations                22.8         72.4        63.4         70.1          4.0       3.5           (0.0)     10.1
                                  --------     --------    --------     --------     --------  --------       --------  --------
Restructuring charges                                                                     0.3
Realized gains (losses) on
investments                          (28.0)       (13.5)      (16.9)        (5.3)        (1.2)     (0.5)           0.9       3.9
Gains (losses) on derivatives         (0.8)        (0.3)        0.6         (0.0)
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income before Accounting Changes      (6.0)        58.6        47.1         64.7          3.1       2.9            0.8      14.0
Cumulative effect of accounting
changes
                                  --------     --------    --------     --------     --------  --------       --------  --------
Net Income                            (6.0)        58.6        47.1         64.7          3.1       2.9            0.8      14.0
                                  ========     ========    ========     ========     ========  ========       ========  ========
Inc. from Oper.-before Goodwill
Amort.                            --------     --------    --------     --------     --------  --------       --------  --------
                                      22.8         72.7        63.4         76.0          4.0       7.5           (0.0)     10.3
                                  --------     --------    --------     --------     --------  --------       --------  --------
Net Income-before Goodwill Amort.     (6.0)        58.9        47.1         70.6          3.1       7.0            0.8      14.2
                                  --------     --------    --------     --------     --------  --------       --------  --------

* Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).




                                                                                            PAGE 8

                            Reconciliation of Business Segments to Consolidated Income Statement
                                            Unaudited [Millions of Dollars]

                                      Corporate and        Consolidating
                                    Other Operations        Adjustments           Consolidated
                                    -----------------    ------------------    -------------------
For the Quarter Ended September 30     Sep        Sep        Sep        Sep        Sep         Jun
                                      2002       2001       2002       2001       2002        2001
                                    ------    -------    -------    -------    -------     -------
Operating Revenue
Life and annuity premiums             (2.1)     265.9                             71.6       336.8
Surrender charges                                 0.6        0.7        0.5       22.8        23.2
Mortality assessments                 (0.9)       0.0                            134.1       133.3
Expense assessments                    0.9       (0.0)       9.8       10.9      198.6       224.4
Health premiums                      (10.2)     103.3                             (9.6)      103.9
Investment advisory fees                                   (20.8)     (20.8)      42.9        47.2
Other revenue and fees                89.7       92.9      (41.1)     (29.5)      71.7        91.5
Net investment income                 38.4       80.8       (1.6)      (2.7)     647.0       686.2
Earnings in Unconsolidated
Affiliates                                        0.4                                          0.4
                                    ------    -------    -------    -------    -------     -------
Operating Revenue                    115.7      543.9      (53.1)     (41.6)    1179.1      1646.9
                                    ------    -------    -------    -------    -------     -------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits      (2.4)     235.6                            229.7       422.6
Div accum & div to policyholders       0.0        1.5                             17.2        18.0
Interest credited to policy bal.      32.6        8.7        7.9        9.3      417.4       378.7
Health policy benefits                 2.6       81.6                              7.3        83.8
                                    ------    -------    -------    -------    -------     -------
Total insurance benefits              32.8      327.4        7.9        9.3      671.6       903.1
Underwriting, acquisition,
insurance and other expenses*:
Commissions                            2.4       86.8        5.8        5.0      124.6       207.9
Other volume related expenses         18.0       16.1      (19.4)     (17.1)      63.9        53.1
Operating and administrative
expenses                              59.2       94.7      (43.9)     (35.3)     212.8       264.0
Taxes, licenses and fees               6.0       11.5                             25.1        30.6
Par policyholder interests
Foreign exchange                       0.4       (2.5)                             0.4        (2.5)
                                    ------    -------    -------    -------    -------     -------
Subtotal                              86.0      206.6      (57.5)     (47.5)     426.8       553.1
Deferral of acquisition costs                   (30.2)      (9.9)      (8.0)    (155.5)     (183.4)
DAC amortization                                 26.6        8.0        7.4       90.5       109.2
                                    ------    -------    -------    -------    -------    -------
DAC deferral net of amortization       0.1       (3.7)      (1.9)      (0.6)     (64.9)      (74.1)
PVIF amortization                                                                 40.2        34.4
Other intangibles amortization                    0.4                              2.0         2.6
                                    ------    -------    -------    -------    -------     -------
Total underwriting, acquisition,
insurance and other expenses          86.1      203.3      (59.4)     (48.1)     404.1       516.0
Goodwill amortization                             0.5                  (0.0)                  10.9
Interest                              25.3       32.3       (1.6)      (2.7)      23.7        29.6
                                    ------    -------    -------    -------    -------     -------
Operating Benefits and Expenses      144.2      563.5      (53.1)     (41.6)    1099.4      1459.6
                                    ------    -------    -------    -------    -------     -------
Income from Operations Before Tax    (28.5)     (19.7)                  0.0       79.7       187.3

Federal income taxes                 (11.2)      (6.8)                             6.7        44.1
                                    ------    -------    -------    -------    -------     -------
Income from Operations               (17.2)     (12.9)                  0.0       73.0       143.2
                                    ------    -------    -------    -------    -------     -------
Restructuring charges                  1.1        0.0                              1.3         0.0
Realized gains (losses) on
investments                           21.6       (8.3)                  0.0      (23.6)      (23.8)
Gains (losses) on derivatives          0.4       (0.0)                             0.2        (0.4)
Reserve increase on business sold
through reinsurance                 (176.4)                                     (176.4)
Gain on sale of subsidiaries
                                    ------    -------    -------    -------    -------     -------
Income before Accounting Changes    (170.6)     (21.2)                  0.0     (125.5)      119.1
Cumulative effect of accounting
changes
                                    ------    -------    -------    -------    -------     -------
Net Income                          (170.6)     (21.2)                  0.0     (125.5)      119.1
                                    ======    =======    =======    =======    =======     =======
Inc. from Oper.-before Goodwill
Amort.                              ------    -------    -------    -------    -------     -------
                                     (17.2)     (12.4)                 (0.0)      73.0       154.1
                                    ------    -------    -------    -------    -------     -------
Net Income-before Goodwill Amort.   (170.6)     (20.7)                  0.0     (125.5)      130.0
                                    ------    -------    -------    -------    -------     -------

* Does not include restructuring charges which is consistent with the definition of "Income from
  Operations" (see page 5).



                                                                                                                           PAGE 9

                               Reconciliation of Business Segments to Consolidated Income Statement
                                              Unaudited [Millions of Dollars]

                                                                                            Investment
For the Nine Months Ended September 30       Lincoln Retirement     Life Insurance          Management            Lincoln UK
                                            -------------------   -------------------   ------------------    -------------------
ASSETS                                           Sep        Sep        Sep        Sep        Sep        Sep        Sep        Sep
                                                2002       2001       2002       2001       2002       2001       2002       2001
                                            --------   --------   --------   --------   --------   --------   --------   --------
Operating Revenue
Life and annuity premiums                       38.7       64.8      147.2      147.9                             34.5       32.2
Surrender charges                               23.8       24.0       38.6       46.3
Mortality assessments                                                374.2      373.8                             23.5       26.8
Expense assessments                            364.1      411.5      143.2      138.6                             82.4      110.7
Health premiums                                                        0.1        0.1                              2.0        2.0
Investment advisory fees                                                                   201.4      213.3
Other revenue and fees                           0.6        6.7       17.5       11.9       64.9       75.9        2.4        0.7
Net investment income                         1060.7     1027.3      675.8      683.6       37.9       40.8       45.5       49.6
Earnings in Unconsolidated
Affiliates
                                            --------   --------   --------   --------   --------   --------   --------   --------
Operating Revenue                             1487.9     1534.4     1396.7     1402.2      304.2      329.9      190.3      222.0
                                            --------   --------   --------   --------   --------   --------   --------   --------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits               235.8      208.6      312.9      305.7                             49.6       54.1
Div accum & div to policyholders                                      53.2       53.1
Interest credited to policy bal.               672.1      636.3      447.8      423.0
Health policy benefits                                                 0.0        0.0                             11.6        8.4
                                            --------   --------   --------   --------   --------   --------   --------   --------
Total insurance benefits                       907.8      845.0      813.9      781.8                             61.1       62.6
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                    248.0      239.6      101.2       96.9                              4.8        8.9
Other volume related expenses                   46.5       36.7      132.0      119.5
Operating and administrative
expenses                                       156.6      159.2      114.1      122.7      261.1      276.5       54.5       56.0
Taxes, licenses and fees                        11.9        9.2       41.7       36.8       14.5       16.5
Par policyholder interests
Foreign exchange
                                            --------   --------   --------   --------   --------   --------   --------   --------
Subtotal                                       463.0      444.6      389.1      375.9      275.6      293.0       59.3       64.8
Deferral of acquisition costs                 (188.6)    (169.0)    (235.2)    (218.6)                            (2.8)      (3.3)
DAC amortization                               128.0      104.6       69.6       64.8                             26.9       32.6
                                            --------   --------   --------   --------   --------   --------   --------   --------
DAC deferral net of amortization               (60.6)     (64.4)    (165.6)    (153.7)                            24.2       29.3
PVIF amortization                               11.8       13.2       56.5       61.1                             25.2       16.9
Other intangibles amortization                                                               6.2        8.5
Total underwriting, acquisition,
insurance and other expenses                   414.2      393.4      279.9      283.3      281.8      301.5      108.7      111.1
Goodwill amortization                                       0.9                  17.8                  12.2                   0.5
Interest                                                               0.0
                                            --------   --------   --------   --------   --------   --------   --------   --------
Operating Benefits and Expenses               1322.1     1239.3     1093.9     1082.9      281.8      313.6      169.8      174.1
                                            --------   --------   --------   --------   --------   --------   --------   --------
Income from Operations Before Tax              165.8      295.1      302.8      319.3       22.3       16.2       20.5       47.8

Federal income taxes                            14.8       49.6       94.7      113.5        3.7        6.7       (0.6)       7.1
                                            --------   --------   --------   --------   --------   --------   --------   --------
Income from Operations                         151.0      245.5      208.1      205.8       18.6        9.6       21.1       40.7
                                            --------   --------   --------   --------   --------   --------   --------   --------
Restructuring charges                           (1.0)      (1.3)                 (2.0)       0.3
Realized gains (losses) on
investments                                    (97.4)     (21.6)     (60.2)     (17.2)      (2.6)      (1.7)       0.5        5.7
Gains (losses) on derivatives                   (0.8)      (0.3)       0.9        0.1
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries
                                            --------   --------   --------   --------   --------   --------   --------   --------
Income before Accounting Changes                51.8      222.4      148.7      186.7       16.3        7.9       21.5       46.4
Cumulative effect of accounting
changes                                                    (7.3)                 (5.5)                 (0.1)
                                            --------   --------   --------   --------   --------   --------   --------   --------
Net Income                                      51.8      215.1      148.7      181.2       16.3        7.8       21.5       46.4
                                            ========   ========   ========   ========   ========   ========   ========   ========
Inc. from Oper.-before Goodwill
Amort.                                      --------   --------   --------   --------   --------   --------   --------   --------
                                               151.0      246.4      208.1      223.6       18.6       21.7       21.1       41.2
                                            --------   --------   --------   --------   --------   --------   --------   --------
Net Income-before Goodwill Amort.               51.8      216.0      148.7      198.9       16.3       19.9       21.5       46.9
                                            --------   --------   --------   --------   --------   --------   --------   --------

* Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).




                                                                                               PAGE 10

                Reconciliation of Business Segments to Consolidated Income Statement
                                 Unaudited [Millions of Dollars]

                                           Corporate and        Consolidating
                                         Other Operations        Adjustments           Consolidated
                                         -----------------    ------------------    ------------------
For the Nine Months                         Sep        Sep        Sep        Sep        Sep        Jun
Ended September 30                         2002       2001       2002       2001       2002       2001
                                        -------    -------    -------    -------    -------    -------
Operating Revenue
Life and annuity premiums                  (5.5)     847.8                            214.9     1092.8
Surrender charges                                      1.8        1.8        1.7       64.3       73.8
Mortality assessments                      (2.7)       0.1                            395.0      400.7
Expense assessments                         2.7       (0.0)      31.1       36.0      623.5      696.8
Health premiums                            (0.9)     302.4                              1.2      304.5
Investment advisory fees                                        (62.7)     (67.0)     138.7      146.3
Other revenue and fees                    282.0      250.9     (115.5)    (112.3)     251.8      233.8
Net investment income                     130.9      241.1       (4.7)      (9.3)    1946.2     2033.0
Earnings in Unconsolidated
Affiliates                                 (0.6)       1.3                             (0.6)       1.3
                                        -------    -------    -------    -------    -------    -------
Operating Revenue                         405.9     1645.4     (150.0)    (150.9)    3634.9     4982.9
                                        -------    -------    -------    -------    -------    -------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits           (0.9)     646.6                            597.3     1215.1
Div accum & div to policyholders            0.0        4.0                             53.2       57.2
Interest credited to policy bal.           62.1       26.6       24.0       29.5     1206.0     1115.4
Health policy benefits                     33.0      268.7                             44.6      277.1
                                        -------    -------    -------    -------    -------    -------
Total insurance benefits                   94.2      946.0       24.0       29.5     1901.1     2664.8
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                44.0      280.1       19.4       17.0      417.4      642.4
Other volume related expenses              58.9       47.5      (53.3)     (48.0)     184.1      155.7
Operating and administrative
expenses                                  167.5      275.3     (128.5)    (136.1)     625.4      753.5
Taxes, licenses and fees                   20.0       35.4                             88.0       97.9
Par policyholder interests
Foreign exchange                            1.0       (2.5)                             1.0       (2.5)
                                        -------    -------    -------    -------    -------    -------
Subtotal                                  291.3      635.9     (162.4)    (167.1)    1315.9     1647.1
Deferral of acquisition costs              (1.4)    (101.8)     (31.5)     (26.9)    (459.5)    (519.6)
DAC amortization                            0.2       78.9       24.6       22.8      249.4      303.8
                                        -------    -------    -------    -------    -------    -------
DAC deferral net of amortization           (1.1)     (22.9)      (6.9)      (4.0)    (210.0)    (215.8)
PVIF amortization                                                                      93.5       91.3
Other intangibles amortization                         1.1                              6.2        9.6
                                        -------    -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses              290.2      614.0     (169.3)    (171.1)    1205.6     1532.2
Goodwill amortization                                  1.4                  (0.0)                 32.6
Interest                                   77.8      105.4       (4.7)      (9.3)      73.1       96.1
                                        -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses           462.2     1666.7     (150.0)    (151.0)    3179.8     4325.7
                                        -------    -------    -------    -------    -------    -------

Income from Operations Before Tax         (56.3)     (21.3)                  0.0      455.1      657.2

Federal income taxes                      (19.8)      (9.6)                            92.8      167.3

                                        -------    -------    -------    -------    -------    -------
Income from Operations                    (36.5)     (11.7)                  0.0      362.3      489.9
                                        -------    -------    -------    -------    -------    -------

Restructuring charges                       1.1       (1.2)                             0.3       (4.5)
Realized gains (losses) on
investments                                15.9      (14.6)                  0.8     (143.9)     (48.6)
Gains (losses) on derivatives               0.4       (0.0)                             0.5       (0.2)
Reserve increase on business sold
through reinsurance                      (190.8)                                     (190.8)
Gain on sale of subsidiaries
                                        -------    -------    -------    -------    -------    -------
Income before Accounting Changes         (210.0)     (27.6)                  0.8       28.4      436.6
Cumulative effect of accounting
changes                                               (2.7)                                      (15.6)
                                        -------    -------    -------    -------    -------    -------
Net Income                               (210.0)     (30.3)                  0.8       28.4      421.0
                                        =======    =======    =======    =======    =======    =======

Inc. from Oper.-before Goodwill
                                        -------    -------    -------    -------    -------    -------
                                          (36.5)     (10.4)                 (0.0)     362.3      522.6
                                        -------    -------    -------    -------    -------    -------
Net Income-before Goodwill Amort.        (210.0)     (28.9)                  0.8       28.4      453.6
                                        -------    -------    -------    -------    -------    -------

* Does not include restructuring charges which is consistent with the definition of
  "Income from Operations" (see page 5).




                                                                                                         PAGE 11

                                          Statement of Consolidated Income
                                           Unaudited [Millions of Dollars]

                                                                                                  YTD        YTD
                                                                                                  Sep        Sep
For the Year Ended December 31            1997       1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue
Life and annuity premiums                756.2      985.6     1183.0     1403.3     1363.4     1092.8      214.9
Surrender charges                         45.4       91.5      110.2      114.7      101.5       73.8       64.3
Mortality assessments                    186.4      380.1      496.4      496.5      533.3      400.7      395.0
Expense assessments                      600.3      803.0      930.9     1050.2      909.2      696.8      623.5
Health premiums                          572.6      635.1      698.5      409.8      340.6      304.5        1.2
Investment advisory fees                 204.9      227.1      223.8      213.1      197.2      146.3      138.7
Other revenue and fees                   157.3      261.0      344.5      445.4      351.8      233.8      251.8
Net investment income                   2250.8     2681.4     2807.5     2747.1     2679.6     2033.0     1946.2
Earnings in Unconsolidated
Affiliates                                 2.1        3.3        5.8       (0.4)       5.7        1.3       (0.6)
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue                       4775.9     6068.0     6800.7     6879.8     6482.2     4982.9     3634.9
                                       -------    -------    -------    -------    -------    -------    -------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits        1090.2     1237.7     1546.6     1546.4     1517.9     1215.1      597.3
Div accum & div to policyholders          29.7       78.0       88.4       87.6       83.7       57.2       53.2
Interest credited to policy bal.        1238.7     1446.2     1510.4     1474.2     1506.0     1115.4     1206.0
Health policy benefits                   833.1      566.9      659.7      449.0      302.1      277.1       44.6
                                       -------    -------    -------    -------    -------    -------    -------
Total insurance benefits                3191.7     3328.9     3805.0     3557.2     3409.7     2664.8     1901.1
Underwriting, acquisition,
insurance and other expenses*:
Commissions                              575.3      740.1      961.0      919.1      860.3      642.4      417.4
Other volume related expenses             72.8      150.7      197.1      253.8      184.8      155.7      184.1
Operating and administrative
expenses                                 830.8      995.7     1165.3     1157.0     1050.9      753.5      625.4
Taxes, licenses and fees                  70.1       75.9       84.0      113.0      128.3       97.9       88.0
Par policyholder interests                (7.5)      (4.3)       3.3        1.1
Foreign exchange                          (3.5)      (1.5)       1.9       (2.9)      (1.4)      (2.5)       1.0
                                       -------    -------    -------    -------    -------    -------    -------
Subtotal                                1538.0     1956.6     2412.6     2441.2     2223.0     1647.1     1315.9
Deferral of acquisition costs                                                       (714.1)    (519.6)    (459.5)
DAC amortization                                                                     370.4      303.8      249.4
                                       -------    -------    -------    -------    -------    -------    -------
DAC deferral net of amortization           1.8     (208.2)    (314.6)    (423.1)    (343.7)    (215.8)    (210.0)
PVIF amortization                                    77.1      102.5      132.6      113.1       91.3       93.5
Other intangibles amortization            17.6       18.8       18.0       17.7       12.1        9.6        6.2
                                       -------    -------    -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses            1557.3     1844.3     2218.5     2168.4     2004.5     1532.2     1205.6
Goodwill amortization                     15.6       44.5       49.2       45.1       43.4       32.6
Interest                                  92.5      117.1      133.7      139.5      121.0       96.1       73.1
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses         4857.2     5334.6     6206.4     5910.3     5578.6     4325.7     3179.8
                                       -------    -------    -------    -------    -------    -------    -------

Income from Operations Before Tax        (81.3)     733.4      594.4      969.6      903.6      657.2      455.1

Federal income taxes                     (30.6)     203.0      118.9      250.5      214.7      167.3       92.8

                                       -------    -------    -------    -------    -------    -------    -------
Income from Continuing Operations        (50.6)     530.4      475.5      719.1      689.0      489.9      362.3
                                       -------    -------    -------    -------    -------    -------    -------

Discontinued Operations                  911.8
Restructuring charges                               (34.3)     (18.9)     (80.2)     (24.7)      (4.5)       0.3
Realized gains (losses) on
investments                               72.9       13.7        3.8      (17.5)     (68.7)     (48.6)    (143.9)
Gains (losses) on derivatives                                                         (4.9)      (0.2)       0.5
Reserve increase on business sold
through reinsurance                                                                                       (190.8)
Gain on sale of subsidiaries                                                          15.0
                                       -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes        934.0       509.8      460.4      621.4      605.8      436.6       28.4
Cumulative Effect of Accounting
Changes                                                                              (15.6)     (15.6)
                                       -------    -------    -------    -------    -------    -------    -------
Net Income                               934.0      509.8      460.4      621.4      590.2      421.0       28.4

----------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                                        3070.5     3070.5     2885.3
Deferral                                                                             714.1      519.6      459.5
Amortization                                                                        (370.4)    (303.8)    (249.4)
                                       -------    -------    -------    -------    -------    -------    -------
Operating                                                                            343.7      215.8      210.0
Adjustment related to realized
(gains) losses
on securities available-for-sale                                                     112.9       63.3       97.3
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                    (187.2)    (255.3)    (304.3)
Foreign currency translation
adjustment                                                                           (16.0)      (8.8)      43.2
Disposition of business                                                             (425.9)
Other                                                                                (12.6)       1.7      (62.9)
                                       -------    -------    -------    -------    -------    -------    -------
Balance at end-of-year                                                              2885.3     3087.2     2868.7
                                       =======    =======    =======    =======    =======    =======    =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-year                                                       1,483.3    1,483.3    1,362.5
Amortization                                                                        (113.1)     (91.4)     (93.5)
Foreign currency translation
adjustment                                                                            (7.0)      (3.9)      18.0
Other                                                                                 (0.7)      (0.7)      (0.1)
                                       -------    -------    -------    -------    -------    -------    -------
Balance at end-of-year                                                              1362.5     1387.4     1286.9
                                       =======    =======    =======    =======    =======    =======    =======

* Does not include restructuring charges which is consistent with the definition of "Income from Operations"
  (see page 5).





                                                                                               PAGE 12


                                       Statement of Consolidated Income
                                       Unaudited [Millions of Dollars]



For the Quarter Ended                      Dec        Mar        Jun        Sep          Dec       Mar
                                          1999       2000       2000       2000         2000      2001
                                       -------    -------    -------    -------      -------   -------
Operating Revenue
Life and annuity premiums                361.1      331.2      337.1      339.0        396.1     402.1
Surrender charges                         29.2       28.7       29.8       25.9         30.3      27.8
Mortality assessments                    118.7      118.5      122.5      125.9        129.6     133.7
Expense assessments                      238.3      261.1      258.6      273.4        257.1     244.9
Health premiums                          233.6       58.4      144.0      117.9         89.4     104.8
Investment advisory fees                  54.1       54.0       52.2       53.3         53.6      49.4
Other revenue and fees                    71.2      106.1       88.7      106.0        144.6      82.0
Net investment income                    700.1      711.1      673.8      690.0        672.1     673.7
Earnings in Unconsolidated Affiliates      1.8        1.0       (3.6)       1.6          0.6       0.9
                                       -------    -------    -------    -------      -------   -------
Operating Revenue                       1808.2     1670.2     1703.0     1733.1       1773.5    1719.5
                                       -------    -------    -------    -------      -------   -------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits         572.5      356.1      370.1      390.2        430.0     418.9
Div accum & div to policyholders          23.3       21.7       20.2       18.2         27.4      18.9
Interest credited to policy bal.         388.5      373.9      366.8      362.0        371.5     367.1
Health policy benefits                   157.8      114.3      119.9      123.0         91.8     101.8
                                       -------    -------    -------    -------      -------   -------
Total insurance benefits                1142.0      866.0      877.0      893.5        920.7     906.7
Underwriting, acquisition,
insurance and other expenses*:
Commissions                              289.3      194.2      251.9      238.5        234.6     216.9
Other volume related expenses             17.2       50.5       54.2       62.9         86.2      43.7
Operating and administrative
expenses                                 351.4      299.6      268.8      270.3        318.4     246.9
Taxes, licenses and fees                  10.6       32.8       21.6       26.3         32.4      36.5
Par policyholder interests                 4.2       (1.5)       1.6        1.4         (0.5)     (0.0)
Foreign exchange                           1.8       (0.2)      (1.0)      (0.5)        (1.1)     (2.0)
                                       -------    -------    -------    -------      -------   -------
Subtotal                                 674.5      575.3      597.1      598.8        670.0     542.1
Deferral of acquisition costs                                                                   (161.1)
DAC amortization                                                                                 106.2
                                       -------    -------    -------    -------      -------   -------
DAC deferral net of amortization         (87.0)     (86.2)     (95.0)    (107.0)      (134.8)    (54.9)
PVIF amortization                         38.4       31.9       31.0       36.2         33.5      33.3
Other intangibles amortization             4.7        4.7        4.3        4.3          4.3       4.3
                                       -------    -------    -------    -------      -------   -------
Total underwriting, acquisition,
insurance and other expenses             630.5      525.7      537.5      532.4        572.9     524.8
Goodwill amortization                     14.6       10.2       12.0       12.0         10.9      10.9
Interest                                  34.7       36.3       35.4       34.4         33.4      34.4
                                       -------    -------    -------    -------      -------   -------
Operating Benefits and Expenses         1821.8     1438.2     1461.9     1472.2       1537.9    1476.7
                                       -------    -------    -------    -------      -------   -------

Income from Operations before
Tax/Min Int.                             (13.6)     232.0      241.1      260.8        235.6     242.7

Federal income taxes                     (50.2)      61.6       67.9       70.1         50.9      64.1

                                       -------    -------    -------    -------      -------   -------
Inc from Operations before Min Int        36.6      170.6      173.0      190.7        184.7     178.6
                                       -------    -------    -------    -------      -------   -------

Minority Interest                                    (0.2)       0.2       (0.0)         0.0      (0.0)

                                       -------    -------    -------    -------      -------   -------
Income from Operations                    36.6      170.6      173.0      190.7        184.7     178.6
                                       -------    -------    -------    -------      -------   -------

Restructuring charges                     (3.6)                 (2.7)     (40.5)       (37.0)     (0.7)
Realized gains (losses) on
investments                                1.6       (0.4)      (6.7)     (11.6)         1.2     (13.4)
Gains (losses) on derivatives                                                                     (0.1)
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries
                                       -------    -------    -------    -------      -------   -------
Income before Accounting Changes          34.6      170.2      163.6      138.6        148.9     164.5
Cumulative Effect of Accounting
Changes                                                                                           (4.3)
                                       -------    -------    -------    -------      -------   -------
Net Income                                34.6      170.2      163.6      138.6        148.9     160.2
                                       =======   ========   ========   ========     ========  ========

------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-period                                                                  3070.5
Deferral                                                                                         161.1
Amortization                                                                                    (106.2)
                                                                                               -------
Operating                                                                                         54.9
Adjustment related to realized
(gains) losses
on securities available-for-sale                                                                  21.7
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                                (154.1)
Foreign currency translation
adjustment                                                                                       (32.4)
Disposition of business
Other                                                                                              2.9
                                                                                               -------
Balance at end-of-year                                                                          2963.4
                                                                                               =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-period                                                                  1483.3
Amortization                                                                                     (33.3)
Foreign currency translation
adjustment                                                                                       (14.0)
Other
                                                                                               -------
Balance at end-of-year                                                                          1436.0
                                                                                               =======




For the Quarter Ended                      Jun        Sep        Dec        Mar          Jun       Sep
                                          2001       2001       2001       2002         2002      2002
                                       -------    -------    -------    -------      -------   -------
Operating Revenue
Life and annuity premiums                353.9      336.8      270.7       74.7         68.7      71.6
Surrender charges                         22.8       23.2       27.7       20.2         21.3      22.8
Mortality assessments                    133.7      133.3      132.6      130.4        130.5     134.1
Expense assessments                      227.5      224.4      212.4      210.5        214.4     198.6
Health premiums                           95.7      103.9       36.1        2.4          8.3      (9.6)
Investment advisory fees                  49.6       47.2       50.9       48.0         47.8      42.9
Other revenue and fees                    60.3       91.5      118.0       95.5         84.7      71.7
Net investment income                    673.1      686.2      646.6      648.1        651.0     647.0
Earnings in Unconsolidated Affiliates      0.0        0.4        4.3                    (0.6)      0.0
                                       -------    -------    -------    -------      -------   -------
Operating Revenue                       1616.5     1646.9     1499.3     1229.8       1226.0    1179.1
                                       -------    -------    -------    -------      -------   -------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits         373.6      422.6      302.8      176.1        191.5     229.7
Div accum & div to policyholders          20.2       18.0       26.6       17.8         18.2      17.2
Interest credited to policy bal.         369.7      378.7      390.6      406.2        382.5     417.4
Health policy benefits                    91.5       83.8       25.0        3.3         33.9       7.3
                                       -------    -------    -------    -------      -------   -------
Total insurance benefits                 855.0      903.1      744.9      603.4        626.1     671.6
Underwriting, acquisition,
insurance and other expenses*:
Commissions                              217.6      207.9      217.9      144.2        148.6     124.6
Other volume related expenses             58.9       53.1       29.1       54.7         65.5      63.9
Operating and administrative
expenses                                 242.6      264.0      297.3      208.5        204.1     212.8
Taxes, licenses and fees                  30.8       30.6       30.4       38.3         24.6      25.1
Par policyholder interests                 0.0
Foreign exchange                           2.0       (2.5)       1.1        0.0          0.6       0.4
                                       -------    -------    -------    -------      -------   -------
Subtotal                                 551.9      553.1      575.9      445.7        443.4     426.8
Deferral of acquisition costs           (175.1)    (183.4)    (194.5)    (147.9)      (156.1)   (155.5)
DAC amortization                          88.3      109.2       66.7       70.9         88.1      90.5
                                       -------    -------    -------    -------      -------   -------
DAC deferral net of amortization         (86.7)     (74.1)    (127.9)     (77.0)       (68.0)    (64.9)
PVIF amortization                         23.6       34.4       21.8       21.3         31.9      40.2
Other intangibles amortization             2.6        2.6        2.5        2.2          2.0       2.0
                                       -------    -------    -------    -------      -------   -------
Total underwriting, acquisition,
insurance and other expenses             491.4      516.0      472.3      392.2        409.3     404.1
Goodwill amortization                     10.9       10.9       10.7
Interest                                  32.0       29.6       25.0       24.8         24.6      23.7
                                       -------    -------    -------    -------      -------   -------
Operating Benefits and Expenses         1389.3     1459.6     1252.9     1020.4       1060.1    1099.4
                                       -------    -------    -------    -------      -------   -------

Income from Operations before
Tax/Min Int.                             227.2      187.3      246.5      209.4        166.0      79.7

Federal income taxes                      59.1       44.1       47.4       47.4         38.7       6.7

                                       -------    -------    -------    -------      -------   -------
Inc from Operations before Min Int       168.1      143.2      199.1      162.0        127.2      73.0
                                       -------    -------    -------    -------      -------   -------

Minority Interest                         (0.0)      (0.0)      (0.0)

                                       -------    -------    -------    -------      -------   -------
Income from Operations                   168.1      143.2      199.1      162.0        127.2      73.0
                                       -------    -------    -------    -------      -------   -------

Restructuring charges                     (3.9)       0.0      (20.2)                   (1.0)      1.3
Realized gains (losses) on
investments                              (11.5)     (23.8)     (20.0)     (67.6)       (52.7)    (23.6)
Gains (losses) on derivatives              0.2       (0.4)      (4.6)       0.1          0.3       0.1
Reserve increase on business sold
through reinsurance                                                                    (14.4)   (176.4)
Gain on sale of subsidiaries                                    15.0
                                       -------    -------    -------    -------      -------   -------
Income before Accounting Changes         153.0      119.1      169.2       94.5         59.4    (125.5)
Cumulative Effect of Accounting
Changes                                  (11.3)                 (0.0)
                                       -------    -------    -------    -------      -------   -------
Net Income                               141.7      119.1      169.2       94.5         59.4    (125.5)
                                       =======    =======    =======    =======      =======   =======

------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-period          2963.4     3129.1     3087.2     2885.3       3114.9    3056.6
Deferral                                 175.1      183.4      194.5      147.9        156.1     155.5
Amortization                             (88.3)    (109.2)     (66.7)     (70.9)       (88.1)    (90.5)
                                       -------    -------    -------    -------      -------   -------
Operating                                 86.8       74.2      127.9       77.0         68.0      65.0
Adjustment related to realized
(gains) losses
on securities available-for-sale          17.8       23.9       49.5       41.9         32.5      22.9
Adjustment related to unrealized
(gains) losses
on securities available-for-sale          55.8     (157.0)      68.1      114.9       (152.1)   (267.1)
Foreign currency translation
adjustment                                (0.2)      23.8       (7.2)     (12.2)        41.7      13.8
Disposition of business                                       (425.9)
Other                                      5.5       (6.7)     (14.3)       8.0        (48.3)    (22.5)
                                       -------    -------    -------    -------      -------   -------
Balance at end-of-year                  3129.1     3087.2     2885.3     3114.9       3056.6    2868.7
                                       =======    =======    =======    =======      =======   =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-period          1436.0     1412.3     1387.4     1362.5      1,336.1    1321.4
Amortization                             (23.6)     (34.4)     (21.8)     (21.3)       (31.9)    (40.2)
Foreign currency translation
adjustment                                (0.1)      10.3       (3.2)      (5.1)        17.4       5.7
Other                                                (0.7)                              (0.1)
                                       -------    -------    -------    -------      -------   -------
Balance at end-of-year                  1412.3     1387.4     1362.5     1336.1       1321.4    1286.9
                                       =======    =======    =======    =======      =======   =======

* Does not include restructuring charges which is consistent with the definition of "Income from
  Operations" (see page 5).




                                                                                                                       PAGE 13

                               Reconciliation of Business Segments to Consolidated Balance Sheets
                                                Unaudited [Millions of Dollars]

                                                                                        Investment
                                     Lincoln Retirement          Life Insurance         Management             Lincoln UK
                                     ------------------        ------------------    ------------------    ------------------
ASSETS
                                         Sep        Dec            Sep        Dec        Sep        Dec        Sep        Dec
                                        2002       2001           2002       2001       2002       2001       2002       2001
                                     -------    -------        -------    -------    -------    -------    -------    -------
Investments
Corporate bonds                      12619.1    10956.5         7683.1     7088.2      473.9      424.2      594.6      512.3
U.S. government bonds                   13.6       13.2           82.5       78.2        0.1        0.2
Foreign government bonds               215.0      145.8          121.0      114.6        1.0        1.9      284.3      326.2
Asset/Mortgage backed securities      2964.8     1945.8          883.7      779.1       47.3       42.5
State and municipal bonds               51.8       24.3           29.9       17.4
Preferred stocks-redeemable             53.7       62.7           12.1       13.0        8.9        8.8
Common stocks                           18.1                       7.2        7.6                            123.3      211.3
Preferred stocks-equity                 34.0       38.5                       5.6        2.7        2.6
Mortgage loans                        2224.1     2378.1         1622.7     1701.6       86.3       92.4        0.4        0.3
Real estate                             (0.0)                                                                  0.2        0.2
Policy loans                           467.3      491.4         1423.6     1439.7                              8.0        8.6
Other long-term investments             23.3       11.7           21.8       20.9
                                     -------    -------        -------    -------    -------    -------    -------    -------
Total Investments                    18684.8    16068.0        11887.7    11265.9      620.1      572.6     1010.8     1058.8
                                     -------    -------        -------    -------    -------    -------    -------    -------


Allocated investments                 3664.1     3481.0         1273.3     1154.7       96.9      102.4
Notes receivable from LNC              431.3      333.3          181.2       27.6       43.1       82.9
Invest in unconsol affiliates
Cash and invested cash                 (65.7)     (24.7)         (14.3)     (36.4)      64.1       55.4      232.2      181.2
Property and equipment                   1.1                       7.8        8.5       46.0       36.5       18.9       39.3
Premium and fees receivable              1.7        0.0           27.1        8.2       32.4       38.5
Accrued investment income              251.8      245.0          191.4      187.6        9.3        8.9       24.7       20.9
Assets held in separate accounts     25354.3    34324.6         1195.9     1491.0                           4824.7     5607.2
Federal income tax recoverable
Amount recoverable from
reinsurers                            1131.6     1211.6          882.8      859.5
Deferred acquisition costs             843.9      912.8         1362.2     1265.6                            571.8      587.3
Other intangible assets                                                                 43.8       50.1
Present value of in-force              142.7      154.5          907.4      964.0                            236.8      244.0
Goodwill                                63.9       43.9          855.1      855.1      300.7      300.7       13.0       12.1
Other                                  174.4      138.1          374.2      358.4      191.7      212.5       55.4       37.9
                                     -------    -------        -------    -------    -------    -------    -------    -------
Total Assets                         50680.0    56888.2        19131.7    18409.7     1448.3     1460.5     6988.2     7788.8
                                     =======    =======        =======    =======    =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

                                        Corporate and            Consolidating
                                      Other Operations            Adjustments                                 Consolidated
                                     ------------------        ------------------                          ------------------
ASSETS
                                         Sep        Dec            Sep        Dec                              Sep        Dec
                                        2002       2001           2002       2001                             2002       2001
                                     -------    -------        -------    -------                          -------    -------
Investments
Corporate bonds                       4114.0     4123.9                                                    25484.6    23105.1
U.S. government bonds                  399.1      318.9                                                      495.3      410.5
Foreign government bonds               417.3      586.2                                                     1038.6     1174.7
Asset/Mortgage backed securities       947.9      757.3                                                     4843.7     3524.7
State and municipal bonds               16.1        3.0                                                       97.8       44.7
Preferred stocks-redeemable              2.2        1.4                                                       76.8       85.9
Common stocks                           88.5      100.5                                                      237.2      319.3
Preferred stocks-equity                123.6      104.5                                                      160.3      151.2
Mortgage loans                         351.9      363.0                                                     4285.2     4535.5
Real estate                            286.2      267.7                                                      286.4      267.9
Policy loans                                                                                                1899.0     1939.7
Other long-term investments            412.6      521.3           (0.0)      (0.0)                           457.7      553.8
                                     -------    -------        -------    -------                          -------    -------
Total Investments                     7159.3     7147.8           (0.0)      (0.0)                         39362.6    36113.1
                                     -------    -------        -------    -------                          -------    -------

Allocated investments                 (509.6)      50.0        (4524.6)   (4788.2)                            (0.0)
Notes receivable from LNC             (655.1)    (443.7)          (0.6)      (0.1)                             0.0        0.0
Invest in unconsol affiliates                       8.1                                                                   8.1
Cash and invested cash                1383.6     3130.5                    (210.5)                          1599.9     3095.5
Property and equipment                 178.9      173.2                                                      252.7      257.5
Premium and fees receivable            516.1      365.6                     (12.2)                           577.2      400.1
Accrued investment income               90.9      101.0                                                      568.2      563.5
Assets held in separate accounts                                2694.0     3410.5                          34069.0    44833.4
Federal income tax recoverable                                   292.9       15.1                            292.9       15.1
Amount recoverable from
reinsurers                            5247.8     4150.6         (167.8)    (191.4)                          7094.5     6030.4
Deferred acquisition costs               2.2       33.9           88.5       85.6                           2868.7     2885.3
Other intangible assets                                                                                       43.8       50.1
Present value of in-force                                                                                   1286.9     1362.5
Goodwill                                (0.0)      (0.0)                                                    1232.7     1211.8
Other                                  850.6      865.5         (459.2)    (437.4)                          1187.1     1174.9
                                     -------    -------        -------    -------                          -------    -------
Total Assets                         14264.7    15582.5        (2076.8)   (2128.6)                         90436.2    98001.3
                                     =======    =======        =======    =======                          =======    =======




                                                                                                                       PAGE 14


                                 Reconciliation of Business Segments to Consolidated Balance Sheets
                                                  Unaudited [Millions of Dollars]

                                                                                          Investment
                                     Lincoln Retirement          Life Insurance           Management           Lincoln UK
                                     ------------------        ------------------    -------------------    ------------------
LIABILITIES and SHAREHOLDERS' EQUITY
                                         Sep        Dec            Sep        Dec        Sep        Dec         Sep        Dec
                                        2002       2001           2002       2001       2002       2001        2002       2001
                                     -------    -------        -------    -------    -------     -------    -------    -------
Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves             2696.0     2622.7        13507.5    12955.8                            1302.1     1338.1
Health reserves                                                    0.4        0.3                              47.9       46.0
Unpaid claims - life and health         41.5       31.3           95.0       92.9                              36.9       42.4
Unearned premiums                                                  0.0        0.0
Premium deposit funds                19388.7    17838.9           18.1       13.9                              30.4       29.2
Participating policyholders'
funds                                                             90.5      100.2
Other policyholders' funds                                       588.3      555.2
Liab related to separate accounts    25354.3    34324.6         1195.9     1491.0                            4824.7     5607.2
                                     -------    -------        -------    -------    -------     -------    -------    -------
Total Insurance and Inv Contract
Liabilities                          47480.5    54817.5        15495.7    15209.5                            6242.0     7063.0

Federal income taxes                   196.1       (5.7)         123.5      (13.5)      42.9        43.3       (3.6)     (12.2)
Short-term debt                                                              10.0
Long-term debt
Minority Interest in pref.
securities of sub.
Notes payable to LNC                                                                                 9.3
Other liabilities                      233.2      168.4          440.2      436.3      837.3       866.2      207.2      192.0
Deferred gain on indemnity
reinsurance
                                     -------    -------        -------    -------    -------     -------    -------    -------
Total Liabilities                    47909.8    54980.3        16059.3    15642.2      880.1       918.8     6445.6     7242.8
                                     -------    -------        -------    -------    -------     -------    -------    -------

Net unrealized gains (losses) on
securities                             356.6       79.9          202.8       13.6        7.8         1.5       39.9       15.3
Gains (losses) on derivatives           11.1        0.3           17.0        4.5
Other shareholders' equity            2402.5     1824.9         2852.6     2738.5      560.3       540.3      537.9      566.7
S/Hs' equity-minimum pension
liability adjustment                                                                                          (35.2)     (36.0)
Cumulative effect of accounting
change                                              2.8                      10.9
                                     -------    -------        -------    -------    -------     -------    -------    -------
Shareholders' Equity                  2770.2     1907.9         3072.4     2767.5      568.1       541.7      542.6      546.0
                                     -------    -------        -------    -------    -------     -------    -------    -------


Total Liabilities and S/Hs'
Equity                               50680.0    56888.2        19131.7    18409.7     1448.3      1460.5     6988.2     7788.8
                                     =======    =======        =======    =======    =======     =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

                                       Corporate and             Consolidating
                                      Other Operations            Adjustments                                  Consolidated
                                     ------------------        ------------------                           ------------------
LIABILITIES and SHAREHOLDERS'
EQUITY
                                         Sep        Dec            Sep        Dec                               Sep        Dec
                                        2002       2001           2002       2001                              2002       2001
                                     -------    -------        -------    -------                           -------    -------
Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves             1731.8     1122.8          (94.8)    (122.4)                          19142.5    17917.0
Health reserves                       2399.9     2491.5                                                      2448.3     2537.9
Unpaid claims - life and health        927.6      920.9                                                      1100.9     1087.5
Unearned premiums                      185.7       66.9                                                       185.8       66.9
Premium deposit funds                   30.3      105.5          586.9      597.5                           20054.4    18585.0
Participating policyholders'
funds                                                                                                          90.5      100.2
Other policyholders' funds               7.4        7.4                                                       595.7      562.7
Liab related to separate accounts                               2694.0     3410.5                           34069.0    44833.4
                                     -------    -------        -------    -------                           -------    -------
Total Insurance and Inv Contract
Liabilities                           5282.7     4715.0         3186.1     3885.6                           77687.1    85690.6


Federal income taxes                  (651.4)     (26.7)         292.6       14.8
Short-term debt                        120.0      550.7                    (210.5)                            120.0      350.2
Long-term debt                        1118.1      861.8                                                      1118.1      861.8
Minority Interest in pref.
securities of sub.                     390.6      474.7                                                       390.6      474.7
Notes payable to LNC                   363.4      335.0         (363.4)    (344.3)                             (0.0)       0.0
Other liabilities                     3611.8     3239.4         (667.8)    (686.3)                           4661.9     4216.1
Deferred gain on indemnity
reinsurance                           1069.5     1144.5                                                      1069.5     1144.5
                                     -------    -------        -------    -------                           -------    -------
Total Liabilities                    11304.8    11294.3         2447.5     2659.3                           85047.1    92737.8
                                     -------    -------        -------    -------                           -------    -------

Net unrealized gains (losses) on
securities                             204.0       77.2            6.4        8.2                             817.5      195.7
Gains (losses) on derivatives           (0.8)      (0.8)                                                       27.3        3.9
Other shareholders' equity            2756.7     4207.9        (4530.7)   (4796.0)                           4579.4     5082.2
S/Hs' equity-minimum pension
liability adjustment                                                                                          (35.2)     (36.0)
Cumulative effect of accounting
change                                              3.9                                                                   17.6
                                     -------    -------        -------    -------                           -------    -------
Shareholders' Equity                  2959.9     4288.2        (4524.3)   (4787.9)                           5389.0     5263.5
                                     -------    -------        -------    -------                           -------    -------

Total Liabilities and S/Hs'
Equity                               14264.7    15582.5        (2076.8)   (2128.6)                          90436.2    98001.3
                                     =======    =======        =======    =======                           =======    =======




                                                                                                                      PAGE 15

                                                  Five Year Comparative Balance Sheet
                                      Unaudited [Millions of Dollars except Common Share Data]

ASSETS
                                                 1997              1998              1999              2000              2001
                                              -------           -------           -------           -------           -------

Investments
Corporate bonds                               16633.3           22505.2           21119.5           21249.7           23105.1
U.S. government bonds                           662.4            1134.6             538.3             542.9             410.5
Foreign government bonds                       1804.4            1321.2            1447.5            1321.1            1174.7
Mortgage backed securities                     4529.3            5080.5            4404.0            4160.4            3524.7
State and municipal bonds                       241.4              16.7              14.7              14.6              44.7
Preferred stocks-redeemable                     195.5             174.6             164.7             161.2              85.9
Common stocks                                   572.3             463.1             514.5             436.6             319.3
Preferred stocks-equity                          88.2              79.8              89.5             113.1             151.2
Mortgage loans                                 3288.1            4393.1            4735.4            4663.0            4535.5
Real estate                                     576.0             488.7             256.2             282.0             267.9
Policy loans                                    763.1            1840.0            1892.4            1960.9            1939.7
Other long-term investments                     464.8             432.0             401.8             463.3             553.8
                                              -------           -------           -------           -------           -------
Total Investments                             29818.8           37929.5           35578.4           35368.6           36113.1
                                              -------           -------           -------           -------           -------

Invest in unconsol affiliates                    21.0              18.8              25.8               6.4               8.1
Cash and invested cash                         3794.7            2433.4            1895.9            1927.4            3095.5
Property and equipment                          189.8             174.8             203.8             228.2             257.5
Premiums and fees receivable                    197.5             246.2             259.6             296.7             400.1
Accrued investment income                       423.0             528.5             533.2             546.4             563.5
Assets held in separate accounts              37138.8           43408.9           53654.2           50579.9           44833.4
Federal income taxes recoverable                                  204.1             345.0             207.5              15.1
Amounts recoverable from
reinsurers                                     2350.8            3127.1            3954.3            3747.7            6030.4
Deferred acquisition costs                     1623.8            1964.4            2800.3            3070.5            2885.3
Other intangible assets                         124.7              95.1              92.3              73.7              50.1
Present value of in-force                       489.2            1753.3            1654.2            1483.3            1362.5
Goodwill                                        457.7            1484.3            1423.0            1286.0            1211.8
Other                                           544.8             468.0             675.7            1021.6            1174.9
                                              -------           -------          --------           -------           -------
Total Assets                                  77174.7           93836.3          103095.7           99844.1           98001.3
                                              =======           =======          ========           =======           =======


LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves                      8228.7           16434.2           17071.4           17841.2           17917.0
Health reserves                                2300.4            2600.1            2507.8            2523.8            2537.9
Unpaid claims-life and health                   682.0            1043.4            1269.8            1316.6            1087.5
Unearned premiums                                55.3              62.3              75.8              46.5              66.9
Premium deposit funds                         19803.0           20171.9           19624.1           17715.5           18585.0
Participating policyholders'
funds                                            79.8             142.7             132.0             139.4             100.2
Other policyholders' funds                      180.6             438.4             472.6             522.2             562.7
Liab related to separate accounts             37138.8           43408.9           53654.2           50579.9           44833.4
                                              -------           -------          --------           -------           -------
Total Ins and Inv Contr
Liabilities                                   68468.5           84301.9           94807.7           90685.1           85690.6

Federal income taxes                            487.8
Short-term debt                                 297.2             314.6             460.2             312.9             350.2
Long-term debt                                  511.0             712.2             712.0             712.2             861.8
Minority Interest - pref sec of a
sub                                             315.0             745.0             745.0             745.0             474.7
Other liabilities                              2112.2            2374.6            2107.0            2434.7            4216.1
Deferred gain on indemnity
reinsurance                                                                                                            1144.5
                                              -------           -------          --------           -------           -------
Total Liabilities                             72191.8           88448.3           98831.9           94890.0           92737.8
                                              -------           -------          --------           -------           -------

S/Hs' equity-unrealized gains
(losses)-cont op.                               436.0             552.4            (465.7)             12.0             199.6
S/Hs' equity-foreign currency                    46.2              50.0              30.0              21.9              (8.1)
S/Hs' equity-minimum pension
liability adjustment                                                                                                    (36.0)
S/Hs' equity-other                             4500.7            4785.5            4699.6            4920.2            5090.4
Cumulative effect of accounting
change                                                                                                                   17.6
                                              -------           -------          --------           -------           -------
Total Shareholders' Equity                     4982.9            5387.9            4263.9            4954.1            5263.5
                                              -------           -------          --------           -------           -------

                                              -------           -------          --------           -------           -------
Total Liabilities
and Shareholders' Equity                      77174.7           93836.3          103095.7           99844.1           98001.3
                                              =======           =======          ========           =======           =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]               $22.48            $23.86            $24.14            $25.85            $26.94
Common shares outstanding                       202.3             202.6             196.0             191.2             187.3




                                                                                               PAGE 16
                                        Quarterly Balance Sheet
                        Unaudited [Millions of Dollars except Common Share Data]


                                           Dec        Mar        Jun        Sep          Dec       Mar
                                          1999       2000       2000       2000         2000      2001
                                       -------    -------    -------    -------      -------   -------
ASSETS

Investments
Corporate bonds                        21119.5    21188.0    20719.1    21064.7      21249.7   21855.2
U.S. government bonds                    538.3      572.4      566.2      575.5        542.9     536.6
Foreign government bonds                1447.5     1416.4     1377.4     1277.7       1321.1    1240.8
Mortgage backed securities              4404.0     4393.4     4242.4     4172.5       4160.4    4009.8
State and municipal bonds                 14.7       14.7       14.1       14.3         14.6      14.7
Preferred stocks - redeemable            164.7      159.7      159.2      159.5        161.2     154.1
Common stocks                            514.5      496.4      467.8      479.9        436.6     388.6
Preferred stocks-equity                   89.5       91.3       92.2       90.3        113.1     170.9
Mortgage loans                          4735.4     4833.9     4783.8     4767.3       4663.0    4641.2
Real estate                              256.2      283.4      282.1      297.6        282.0     308.1
Policy loans                            1892.4     1896.3     1914.7     1935.6       1960.9    1947.0
Other long-term investments              401.8      428.8      438.2      470.5        463.3     477.4
                                       -------    -------    -------    -------      -------   -------
Total Investments                      35578.4    35774.6    35057.2    35305.4      35368.6   35744.5
                                       -------    -------    -------    -------      -------   -------

Invest in unconsol affiliates             25.8                  (0.9)       5.8          6.4       7.3
Cash and invested cash                  1895.9     1510.1     1619.3     1435.9       1927.4    2015.2
Property and equipment                   203.8      207.7      205.5      213.8        228.2     242.1
Premiums and fees receivable             259.6      190.2      247.8      240.8        296.7     282.8
Accrued investment income                533.2      575.0      544.0      569.2        546.4     581.9
Assets held in separate accounts       53654.2    56907.6    54924.2    54410.9      50579.9   44506.2
Federal income taxes recoverable         345.0      300.4      246.1      267.3        207.5     106.6
Amount recoverable from
reinsurers                              3954.3     3851.0     3775.3     3774.7       3747.7    3706.4
Deferred acquisition costs              2800.3     2870.4     2968.0     3048.0       3070.5    2963.4
Other intangible assets                   92.3       86.7       82.3       78.1         73.7      69.3
Present value of in-force               1654.2     1618.8     1564.3     1520.3       1483.3    1436.0
Goodwill                                1423.0     1349.6     1335.4     1296.6       1286.0    1274.5
Other                                    675.7     1097.8     1279.1     1076.4       1021.6    1186.3
                                      --------    -------    -------    -------      -------   -------
Total Assets                          103095.7   106340.0   103847.6   103243.1      99844.1   94122.4
                                      ========   ========   ========   ========     ========  ========

LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves              17071.4    17172.1    17247.3    17500.0      17841.2   17733.0
Health reserves                         2507.8     2547.4     2494.2     2520.2       2523.8    2534.8
Unpaid claims-life and health           1269.8     1177.3     1204.1     1202.8       1316.6    1255.3
Unearned premiums                         75.8       57.1       52.8       51.8         46.5      45.9
Premium deposit funds                  19624.1    18899.3    18407.2    18072.1      17715.5   17667.1
Participating policyholders'
funds                                    132.0      130.7      130.4      135.4        139.4     145.0
Other policyholders' funds               472.6      478.9      490.6      500.7        522.2     532.1
Liab related to separate account       53654.2    56907.6    54924.2    54410.9      50579.9   44506.2
                                       -------    -------    -------    -------      -------   -------
Total Ins and Inv Contr
Liabilities                            94807.7    97370.5    94950.8    94394.0      90685.1   84419.3

Federal income taxes
Short-term debt                          460.2      474.2      355.7      330.3        312.9     415.3
Long-term debt                           712.0      712.0      712.1      712.2        712.2     712.3
Minority Interest - pref sec of
sub                                      745.0      745.0      745.0      745.0        745.0     745.0
Notes payable to LNC
Other liabilities                       2107.0     2697.9     2860.3     2522.9       2434.7    2734.2
Deferred gain on indemnity
reinsurance
                                       -------   --------    -------    -------      -------   -------
Total Liabilities                      98831.9   101999.6    99623.9    98704.5      94890.0   89026.0
                                       -------   --------    -------    -------      -------   -------

S/Hs' equity-unrealized gns
(losses)- inv.                          (465.7)    (411.2)    (556.6)    (337.7)        12.0     190.4
S/Hs' equity- gains
(losses)-derivatives                                                                               5.7
S/Hs' equity-foreign currency             30.0       22.8       21.8       19.9         21.9       4.1
S/Hs' equity-minimum pension
liability adj
S/Hs' equity-other                      4699.6     4728.8     4758.5     4856.4       4920.1    4878.5
Cumulative effect of accounting
change                                                                                            17.6
                                       -------    -------    -------    -------      -------   -------
Total Shareholders' Equity              4263.9     4340.4     4223.7     4538.6       4954.1    5096.4
                                       -------    -------    -------    -------      -------   -------

Total Liabilities
and Shareholders' Equity              103095.7   106340.0   103847.6   103243.1      99844.1   94122.4
                                      ========   ========   ========   ========     ========  ========

Shareholders' Equity Per Share
[Book Value, Securities at Cost]        $24.14     $24.58     $25.01     $25.43       $25.85    $25.96
Common shares outstanding                196.0      193.3      191.1      191.8        191.2     188.1


                                           Jun        Sep        Dec        Mar          Jun       Sep
                                          2001       2001       2001       2002         2002      2002
                                       -------    -------    -------    -------      -------   -------
ASSETS

Investments
Corporate bonds                        22116.6    23424.3    23105.1    23470.4      23993.6   25484.6
U.S. government bonds                    510.0      467.7      410.5      429.1        441.6     495.3
Foreign government bonds                1236.3     1160.3     1174.7     1180.1       1120.1    1038.6
Mortgage backed securities              3844.6     3765.6     3524.7     3613.9       4031.0    4843.7
State and municipal bonds                 14.1       14.4       44.7       62.6         58.8      97.8
Preferred stocks - redeemable            152.2       99.3       85.9       84.6         79.6      76.8
Common stocks                            373.3      311.2      319.3      284.4        267.7     237.2
Preferred stocks-equity                  160.8      166.5      151.2      154.2        151.8     160.3
Mortgage loans                          4652.8     4663.1     4535.5     4448.2       4395.4    4285.2
Real estate                              306.9      288.8      267.9      258.2        258.7     286.4
Policy loans                            1947.4     1943.4     1939.7     1918.0       1906.1    1899.0
Other long-term investments              480.9      483.4      553.8      459.6        456.0     457.7
                                       -------    -------    -------    -------      -------   -------
Total Investments                      35796.0    36788.0    36113.1    36363.1      37160.1   39362.6
                                       -------    -------    -------    -------      -------   -------

Invest in unconsol affiliates              6.1        6.5        8.1        8.1          7.5
Cash and invested cash                  1501.9     1996.3     3095.5     1699.5       2265.4    1599.9
Property and equipment                   251.4      261.0      257.5      266.4        253.5     252.7
Premiums and fees receivable             303.7      264.5      400.1      376.3        461.4     577.2
Accrued investment income                573.2      615.1      563.5      577.1        556.3     568.2
Assets held in separate accounts       47140.2    39479.8    44833.4    44916.7      40579.6   34069.0
Federal income taxes recoverable         177.5       35.3       15.1      551.3        438.4     292.9
Amount recoverable from
reinsurers                              3662.0     3818.3     6030.4     6096.3       6509.9    7094.5
Deferred acquisition costs              3129.1     3087.2     2885.3     3114.9       3056.6    2868.7
Other intangible assets                   66.7       64.1       50.1       47.9         45.8      43.8
Present value of in-force               1412.3     1387.4     1362.5     1336.1       1321.4    1286.9
Goodwill                                1263.6     1253.2     1211.8     1211.5       1212.4    1232.7
Other                                   1147.7     1149.4     1174.9     1280.9       1200.6    1187.1
                                       -------    -------    -------    -------      -------   -------
Total Assets                           96431.2    90206.0    98001.3    97846.4      95069.2   90436.2
                                       -------    -------    -------    -------      -------   -------

LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves              17865.3    17990.8    17917.0    18014.6      18611.2   19142.5
Health reserves                         2533.9     2573.2     2537.9     2492.4       2176.1    2448.3
Unpaid claims-life and health           1136.5     1206.6     1087.5     1153.6       1086.1    1100.9
Unearned premiums                         19.0        8.1       66.9       66.5        154.3     185.8
Premium deposit funds                  17715.9    18509.7    18585.0    18669.6      19157.8   20054.4
Participating policyholders'
funds                                    135.2      118.3      100.2       98.6         91.9      90.5
Other policyholders' funds               541.4      554.3      562.7      571.9        584.7     595.7
Liab related to separate accounts      47140.2    39479.8    44833.4    44916.7      40579.6   34069.0
                                       -------    -------    -------    -------      -------   -------
Total Ins and Inv Contr
Liabilities                            87087.2    80440.8    85690.6    85983.9      82441.8   77687.1

Federal income taxes
Short-term debt                          351.3      539.0      350.2      510.2        211.0     120.0
Long-term debt                           712.4      712.4      861.8      861.8       1112.3    1118.1
Minority Interest - pref sec of a
sub                                      745.0      305.0      474.7      376.2        380.0     390.6
Notes payable to LNC                                                       (0.0)         0.0      (0.0)
Other liabilities                       2479.4     2840.2     4216.1     3864.6       4501.1    4661.9
Deferred gain on indemnity
reinsurance                                                   1144.5     1118.6       1115.2    1069.5
                                       -------    -------    -------    -------      -------   -------
Total Liabilities                      91375.3    84837.4    92737.8    92715.3      89761.4   85047.1
                                       -------    -------    -------    -------      -------   -------

S/Hs' equity-unrealized gns
(losses)- inv.                            76.2      247.9      195.7       31.8        325.7     817.5
S/Hs' equity- gains
(losses)-derivatives                       9.4        2.9        3.9       22.6         22.7      27.3
S/Hs' equity-foreign currency            (15.3)       6.9       (8.1)     (20.9)        21.9      35.3
S/Hs' equity-minimum pension
liability adj                                                  (36.0)     (35.2)       (37.8)    (35.2)
S/Hs' equity-other                      4968.2     5093.4     5090.4     5132.7       4975.4    4544.1
Cumulative effect of accounting
change                                    17.6       17.6       17.6
                                       -------    -------    -------    -------      -------   -------
Total Shareholders' Equity              5055.9     5368.6     5263.5     5131.1       5307.9    5389.0
                                       -------    -------    -------    -------      -------   -------

Total Liabilities
and Shareholders' Equity               96431.2    90206.0    98001.3    97846.4      95069.2   90436.2
                                       =======    =======    =======    =======      =======   =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]        $26.32     $26.87     $26.94     $27.02       $26.88    $25.61
Common shares outstanding                188.2      189.8      187.3      187.9        184.5     177.5






                                                                                                                        PAGE 17
                                                            Lincoln Retirement
                                                   Income Statements & Operational Data
                                                     Unaudited [Millions of Dollars]                          YTD           YTD
                                                                                                              Sep           Sep
For the Year Ended December 31         1997          1998          1999          2000          2001          2001          2002
                                     ------        ------        ------        ------        ------        ------        ------
Operating Revenue
Premiums                               84.2          53.9          65.2          64.3          77.5          64.8          38.7
Surrender charges                      29.8          33.5          37.9          41.8          31.2          24.0          23.8
Expense assessments                   367.2         459.9         536.2         628.4         537.7         411.5         364.1
Other revenue and fees                  1.2           1.7          14.5          11.0          16.7           6.7           0.6
Net investment income                1477.1        1501.6        1474.2        1393.5        1370.0        1027.3        1060.7
                                     ------        ------        ------        ------        ------        ------        ------
Operating Revenue                    1959.5        2050.6        2128.0        2138.9        2033.1        1534.4        1487.9
                                     ------        ------        ------        ------        ------        ------        ------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                              292.6         271.6         259.1         254.7         263.9         208.6         235.8
Interest credited to policy bal.      974.4         955.2         925.2         866.1         863.8         636.3         672.1
                                     ------        ------        ------        ------        ------        ------        ------
Total benefits                       1267.0        1226.8        1184.3        1120.8        1127.7         845.0         907.8
Underwriting, acquisition,
insurance and other expenses*:
Commissions                           226.5         236.7         341.4         326.8         336.3         239.6         248.0
Other volume related expenses          34.1          33.1          42.8          52.0          49.7          36.7          46.5
Operating and administrative
expenses                              157.9         194.0         208.6         200.6         225.5         159.2         156.6
Taxes, licenses and fees               16.9          13.8           0.3           9.3          13.7           9.2          11.9
Par policyholder interests             (3.2)          -             -             -             -             -             -
                                     ------        ------        ------        ------        ------        ------        ------
Subtotal                              432.1         477.6         593.2         588.8         625.3         444.6         463.0
Deferral of acquisition costs           -             -             -             -          (240.9)       (169.0)       (188.6)
DAC amortization                        -             -             -             -           125.5         104.6         128.0
                                     ------        ------        ------        ------        ------        ------        ------
DAC deferral net of amortization      (17.2)          9.7         (47.7)        (37.5)       (115.4)        (64.4)        (60.6)
PVIF amortization                       -            11.4          15.3          24.2          14.7          13.2          11.8
Other intangibles amortization          -             -             -             -             -             -             -
Total underwriting, acquisition,
insurance and other expenses          415.0         498.8         560.8         575.5         524.5         393.4         414.2
Goodwill amortization                   -             2.2           2.0          (0.6)          1.2           0.9           -
Interest                                -             -             -             -             -             -             -
                                     ------        ------        ------        ------        ------        ------        ------
Operating Benefits and Expenses      1682.0        1727.8        1747.1        1695.7        1653.5        1239.3        1322.1
                                     ------        ------        ------        ------        ------        ------        ------

Income from Operations Before Tax     277.5         322.8         380.9         443.2         379.6         295.1         165.8

Federal income taxes                   54.5          60.4          81.4          81.2          59.3          49.6          14.8

                                     ------        ------        ------        ------        ------        ------        ------
Income from Operations                223.0         262.4         299.4         362.0         320.3         245.5         151.0
                                     ------        ------        ------        ------        ------        ------        ------
Realized gains (losses) on
investments                            40.3          11.4          (7.9)         (3.4)        (42.3)        (21.6)        (97.4)
Gains (losses) on derivatives                                                                  (0.2)         (0.3)         (0.8)
Restructuring charges                                                                          (1.3)         (1.3)         (1.0)
                                     ------        ------        ------        ------        ------        ------        ------
Income before Accounting Changes      263.3         273.8         291.5         358.6         276.5         222.4          51.8
Cumulative effect of accounting
changes                                                                                        (7.3)         (7.3)          0.0
                                     ------        ------        ------        ------        ------        ------        ------
Net Income                            263.3         273.8         291.5         358.6         269.2         215.1          51.8
                                     ======        ======        ======        ======        ======        ======        ======
Inc from Oper -before Goodwill
Amort.                                223.0         264.6         301.5         361.4         321.5         246.4         151.0
Net Income -before Goodwill
Amort.                                263.3         276.0         293.6         358.0         270.5         216.0          51.8

Effective tax rate                    19.6%         18.7%         21.4%         18.3%         15.6%         16.8%          8.9%

Operating Revenue                    1959.5        2050.6        2128.0        2138.9        2033.1        1534.4        1487.9
Realized gains (losses) on
investments                            63.5          17.5         (12.1)         (5.2)        (64.5)        (33.2)       (150.5)
Gains (losses) on derivatives                                                                  (0.3)         (0.4)         (1.2)
                                     ------        ------        ------        ------        ------        ------        ------
Total Revenue                        2023.0        2068.1        2115.8        2133.7        1968.3        1500.7        1336.3
                                     ======        ======        ======        ======        ======        ======        ======

Average capital                      1373.0        1592.6        1562.0        1601.8        1828.2        1829.3        2279.4
Return on average capital             16.2%         16.5%         19.2%         22.6%         17.5%         17.9%          8.8%

-------------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-period                                                                812.5         812.5         912.8
Deferral                                                                                      240.9         169.0         188.6
Amortization                                                                                 (125.5)       (104.6)       (128.0)
                                                                                             ------        ------        ------
Operating                                                                                     115.4          64.4          60.5
Adjustment related to realized
(gains) losses
on securities available-for--sale                                                              68.2          34.1          56.9
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                              (90.0)       (136.5)       (171.5)
Other**                                                                                         6.7           6.7         (14.8)
                                                                                             ------        ------        ------
Balance at end-of-period                                                                      912.8         781.2         843.9
                                                                                             ======        ======        ======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-period                                                                169.2         169.2         154.5
Amortization                                                                                  (14.7)        (13.3)        (11.7)
Other
                                                                                             ------        ------        ------
Balance at end-of-period                                                                      154.5         155.9         142.7
                                                                                             ======        ======        ======

 * Does not include restructuring charges which is consistent with the definition of
   "Income from Operations" (see page 5).

** Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.




                                                                                                                      PAGE 18

                                                              Lincoln Retirement
                                                       Income Statements & Operational Data
                                                         Unaudited [Millions of Dollars]

                                        Dec             Mar             Jun             Sep             Dec               Mar
                                       1999            2000            2000            2000            2000              2001
                                     ------          ------          ------          ------          ------            ------
Operating Revenue
Premiums                               21.0            13.3            16.8            18.0            16.2              19.1
Surrender charges                       9.8            11.1            11.2            10.4             9.1               9.1
Expense assessments                   140.5           155.1           155.7           163.4           154.2             141.6
Other revenue and fees                  6.4             2.2             0.6             4.6             3.5               1.7
Net investment income                 366.0           362.9           345.8           349.8           335.0             341.3
                                     ------          ------          ------          ------          ------            ------
Operating Revenue                     543.7           544.6           530.1           546.2           518.1             512.8
                                     ------          ------          ------          ------          ------            ------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                               77.2            61.6            65.7            68.4            59.0              69.8
Interest credited to policy bal.      234.1           228.2           219.4           205.4           213.2             209.4
                                     ------          ------          ------          ------          ------            ------
Total benefits                        311.3           289.8           285.1           273.7           272.2             279.2
Underwriting, acquisition,
insurance and other expenses*:
Commissions                            86.5            83.1            75.4            83.8            84.5              72.6
Other volume related expenses          15.1            14.5            14.1            11.3            12.2              11.2
Operating and administrative
expenses                               53.8            44.4            46.0            55.5            54.8              51.4
Taxes, licenses and fees               (7.9)            2.8             1.5             4.6             0.5               4.3
Par policyholder interests              -               -               -               -               -                 -
                                     ------          ------          ------          ------          ------            ------
Subtotal                              147.5           144.8           136.9           155.2           152.0             139.6
Deferral of acquisition costs           -               -               -               -               -               (50.2)
DAC amortization                        -               -               -               -               -                40.7
                                     ------          ------          ------          ------          ------            ------
DAC deferral net of amortization      (23.3)           (6.2)           (1.6)          (11.3)          (18.4)             (9.5)
PVIF amortization                      10.5             6.0             4.5             4.1             9.6               4.6
Other intangibles amortization          -               -               -               -               -                 -
                                     ------          ------          ------          ------          ------            ------
Total underwriting, acquisition,
insurance and other expenses          134.7           144.5           139.8           147.9           143.2             134.6
Goodwill amortization                   0.5            (1.5)            0.3             0.3             0.3               0.3
Interest                                -               -               -               -               -                 -
                                     ------          ------          ------          ------          ------            ------
Operating Benefits and Expenses       446.5           432.8           425.2           421.9           415.7             414.1
                                     ------          ------          ------          ------          ------            ------

Income from Operations Before Tax      97.2           111.8           104.8           124.2           102.3              98.7

Federal income taxes                   23.5            23.3            20.7            21.3            15.9              16.3

                                     ------          ------          ------          ------          ------            ------
Income from Operations                 73.7            88.5            84.1           102.9            86.4              82.3
                                     ------          ------          ------          ------          ------            ------

Realized gains (losses) on
investments                            (3.7)            2.7             0.3            (9.1)            2.8              (1.4)
Gains (losses) on derivatives                                                                                            (0.1)
Restructuring charges                                                                                                    (0.7)
                                     ------          ------          ------          ------          ------            ------
Income before Accounting Changes       69.9            91.2            84.4            93.8            89.2              80.2
Cumulative effect of accounting
changes                                                                                                                  (3.6)
                                     ------          ------          ------          ------          ------            ------
Net Income                             69.9            91.2            84.4            93.8            89.2              76.6
                                     ======          ======          ======          ======          ======            ======

Inc from Oper -before Goodwill
Amort.                                 74.2            87.0            84.4           103.2            86.7              82.6
Net Income -before Goodwill
Amort.                                 70.4            89.7            84.7            94.1            89.5              76.9

Effective tax rate                    24.2%           20.8%           19.7%           17.1%           15.6%             16.6%

Operating Revenue                     543.7           544.6           530.1           546.2           518.1             512.8
Realized gains (losses) on
investments                            (5.8)            4.2             0.4           (14.1)            4.2              (2.2)
Gains (losses) on derivatives                                                                                            (0.2)
                                     ------          ------          ------          ------          ------            ------
Total Revenue                         538.0           548.7           530.5           532.1           522.3             510.4
                                     ======          ======          ======          ======          ======            ======

Average capital                      1559.0          1438.4          1647.7          1635.2          1686.0            1797.9
Return on average capital             18.9%           24.6%           20.4%           25.2%           20.5%             18.3%

-----------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter                                                                                         812.5
Deferral                                                                                                                 50.2
Amortization                                                                                                            (40.7)
                                                                                                                       ------
Operating                                                                                                                 9.5
Adjustment related to realized
(gains) losses
on securities available-for-sale                                                                                         12.8
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                                                        (78.6)
Other**                                                                                                                   6.5
                                                                                                                       ------
Balance at end-of-quarter                                                                                               762.6
                                                                                                                       ======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter                                                                                         169.2
Amortization                                                                                                             (4.6)
Other
                                                                                                                       ------
Balance at end-of-quarter                                                                                               164.6
                                                                                                                       ======


                                        Jun             Sep             Dec             Mar             Jun               Sep
                                       2001            2001            2001            2002            2002              2002
                                     ------          ------          ------          ------          ------            ------

Operating Revenue
Premiums                               32.5            13.2            12.7            12.2            13.1              13.4
Surrender charges                       8.5             6.5             7.2             7.9             7.2               8.7
Expense assessments                   138.0           132.0           126.2           127.7           127.1             109.3
Other revenue and fees                  3.9             1.2            10.0             5.8            (1.3)             (4.0)
Net investment income                 339.3           346.6           342.6           349.9           352.7             358.1
                                     ------          ------          ------          ------          ------            ------
Operating Revenue                     522.1           499.5           498.7           503.5           498.8             485.6
                                     ------          ------          ------          ------          ------            ------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                               72.6            66.3            55.3            55.4            72.5             107.8
Interest credited to policy bal.      209.7           217.2           227.5           226.1           221.8             224.2
                                     ------          ------          ------          ------          ------            ------
Total benefits                        282.3           283.5           282.8           281.5           294.3             332.0
Underwriting, acquisition,
insurance and other expenses*:
Commissions                            85.8            81.1            96.7            82.4            82.5              83.0
Other volume related expenses          12.8            12.7            13.1            10.0            16.9              19.6
Operating and administrative
expenses                               52.4            55.3            66.4            53.0            52.2              51.4
Taxes, licenses and fees                2.7             2.2             4.5             4.7             4.2               3.0
Par policyholder interests              -               -               -               -               -                 -
                                     ------          ------          ------          ------          ------            ------
Subtotal                              153.7           151.3           180.7           150.2           155.8             157.0
Deferral of acquisition costs         (60.2)          (58.7)          (71.9)          (61.7)          (60.8)            (66.1)
DAC amortization                       28.3            35.6            20.8            32.7            48.2              47.2
                                     ------          ------          ------          ------          ------            ------
DAC deferral net of amortization      (31.9)          (23.0)          (51.0)          (29.1)          (12.6)            (18.9)
PVIF amortization                       4.1             4.5             1.4             3.8             3.9               4.1
Other intangibles amortization          -               -               -               -               -                 -
                                     ------          ------          ------          ------          ------            ------
Total underwriting, acquisition,
insurance and other expenses          126.0           132.8           131.1           124.9           147.2             142.2
Goodwill amortization                   0.3             0.3             0.3             -               -                 -
Interest                                -                 -             -               -               -                 -
                                     ------          ------          ------          ------          ------            ------
Operating Benefits and Expenses       408.6           416.6           414.2           406.4           441.5             474.2
                                     ------          ------          ------          ------          ------            ------

Income from Operations Before Tax     113.6            82.9            84.5            97.1            57.3              11.4

Federal income taxes                   22.8            10.4             9.7            16.7             9.5             (11.4)

                                     ------          ------          ------          ------          ------            ------
Income from Operations                 90.8            72.4            74.8            80.4            47.8              22.8
                                     ------          ------          ------          ------          ------            ------

Realized gains (losses) on
investments                            (6.7)          (13.5)          (20.7)          (32.8)          (36.6)            (28.0)
Gains (losses) on derivatives          (0.1)           (0.3)            0.1             0.0             0.1              (0.8)
Restructuring charges                  (0.6)            0.0             0.0             0.0            (1.0)              0.0
                                     ------          ------          ------          ------          ------            ------

Income before Accounting Changes       83.6            58.6            54.2            47.6            10.2              (6.0)
Cumulative effect of accounting
changes                                (3.7)            0.0             0.0             0.0             0.0               0.0
                                     ------          ------          ------          ------          ------            ------
Net Income                             79.9            58.6            54.2            47.6            10.2              (6.0)
                                     ======          ======          ======          ======          ======            ======

Inc from Oper -before Goodwill
Amort.                                 91.1            72.7            75.1            80.4            47.8              22.8
Net Income -before Goodwill
Amort.                                 80.2            58.9            54.5            47.6            10.2              (6.0)

Effective tax rate                    20.1%           12.6%           11.5%           17.2%           16.5%           (100.0%)

Operating Revenue                     522.1           499.5           498.7           503.5           498.8             485.6
Realized gains (losses) on
investments                           (10.3)          (20.8)          (31.3)          (50.5)          (56.2)            (43.8)
Gains (losses) on derivatives           0.2            (0.5)            0.2             0.0            (0.1)             (1.1)
                                     ------          ------          ------          ------          ------            ------
Total Revenue                         512.1           478.2           467.5           453.0           442.6             440.7
                                     ======          ======          ======          ======          ======            ======
Average capital                      1787.1          1902.9          1824.9          2041.6          2391.2            2405.5
Return on average capital             20.3%           15.2%           16.4%           15.8%            8.0%              3.8%

-----------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter       762.6           831.3           781.2           912.8         1,031.0             967.8
Deferral                               60.2            58.7            71.9            61.7            60.8              66.1
Amortization                          (28.3)          (35.6)          (20.8)          (32.7)          (48.2)            (47.2)
                                     ------          ------          ------          ------          ------            ------
Operating                              31.9            23.0            51.0            29.1            12.6              18.9
Adjustment related to realized
(gains) losses
on securities available-for-sale        4.9            16.4            34.1            25.7            20.9              10.3
Adjustment related to unrealized
(gains) losses
on securities available-for-sale       31.9           (89.7)           46.5            78.2           (96.6)           (153.1)
Other**                                (0.0)            0.3            (0.0)          (14.8)
                                     ------          ------          ------          ------          ------            ------
Balance at end-of-quarter             831.3           781.2           912.8         1,031.0           967.8             843.9
                                     ======          ======          ======          ======          ======            ======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter       164.6           160.4           155.9           154.5           150.7             146.8
Amortization                           (4.2)           (4.5)           (1.4)           (3.8)           (3.9)             (4.1)
Other
                                     ------          ------          ------          ------          ------            ------
Balance at end-of-quarter             160.4           155.9           154.5           150.7           146.8             142.7
                                     ======          ======          ======          ======          ======            ======

 * Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).

** Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.




                                                                                                                          PAGE 19
                                                                Lincoln Retirement
                                                         Annuity Account Value Roll Forward
                                                          Unaudited [Billions of Dollars]                      YTD            YTD
                                                                                                               Sep            Sep
                                       1997           1998           1999         2000         2001           2001           2002
                                   --------       --------       --------     --------     --------       --------       --------
Fixed Annuities- Bal Beg-of-Year     17.634         17.214         18.111       18.210       16.615         16.615         18.004

Gross Deposits                        1.632          1.452          2.563        2.074        3.342          2.124          2.850
Withdrawals (incl charges) &
deaths                               (2.220)        (2.468)        (2.521       (3.283)      (2.448)        (1.886)        (2.106)
                                   --------       --------       --------     --------     --------       --------       --------
Net cash flows                       (0.588)        (1.016)         0.042       (1.209)       0.894          0.238          0.744
Transfer from (to) var annuities     (1.336)        (0.356)        (0.783       (1.329)      (0.428)        (0.215)         0.115
Interest credited                     0.978          0.994          0.840        0.944        0.923          0.679          0.699
Acq of new business/companies         0.527          1.274
                                   --------       --------       --------     --------     --------       --------       --------
Fixed Annuities-Gross                17.214         18.111         18.210       16.615       18.004         17.317         19.562
Reinsurance Ceded                    (1.757)        (1.606)        (1.419       (1.221)      (1.514)        (1.266)        (1.913)
                                   --------       --------       --------     --------     --------       --------       --------
Fixed Annuities-Bal End -of-Year     15.458         16.505         16.791       15.394       16.491         16.051         17.649
                                   --------       --------       --------     --------     --------       --------       --------
Fixed Annuities Incremental
Deposits*                             1.412          1.265          2.310        1.918        3.213          2.020          2.792


Variable Annuities-Bal
Beg-of-Year                          20.383         27.346         33.358       41.493       39.427         39.427         34.638

Gross Deposits                        2.695          2.791          2.553        3.165        3.067          2.274          2.198
Withdrawals (incl charges) &
deaths                               (2.038)        (3.019)        (3.760       (4.830)      (3.856)        (3.038)        (2.562)
                                   --------       --------       --------     --------     --------       --------       --------
Net cash flows                        0.657         (0.228)        (1.207       (1.665)      (0.789)        (0.764)        (0.364)
Transfer from (to) fixed
annuities                             1.335          0.389          0.787        1.320        0.428          0.215         (0.122)
Invest inc & change in mkt value      4.971          5.414          8.555       (1.721)      (4.428)        (8.372)        (8.210)
Acq(sale) of new
business/companies                                   0.437
                                   --------       --------       --------     --------     --------       --------       --------
Var Annuities-Bal End-of-Year        27.346         33.358         41.493       39.427       34.638         30.506         25.942
                                   --------       --------       --------     --------     --------       --------       --------

Variable Annuities Incremental
Deposits*                             2.585          2.641          2.409        2.667        2.624          1.899          2.042


Total Annuities - Bal Beg-of-Year    38.017         44.561         51.469       59.704       56.043         56.043         52.643

Gross Deposits                        4.327          4.244          5.116        5.239        6.409          4.398          5.048
Withdrawals (incl charges) &
deaths                               (4.258)        (5.487)        (6.281       (8.113)      (6.304)        (4.924)        (4.668)
                                   --------       --------       --------     --------     --------       --------       --------
Net cash flows                        0.069         (1.244)        (1.165       (2.874)       0.105         (0.526)         0.380
Transfers                            (0.001)         0.033          0.004       (0.009)       0.000          0.000         (0.007)
Interest credited & change in mkt
value                                 5.949          6.408          9.395       (0.777)      (3.505)        (7.693)        (7.511)
Acq of new business/companies         0.527          1.711
                                   --------       --------       --------     --------     --------       --------       --------
Total Gross Annuities-Bal
End-of-Year                          44.561         51.469         59.704       56.043       52.643         47.824         45.505
Reinsurance Ceded                    (1.757)        (1.606)        (1.419       (1.221)      (1.514)        (1.266)        (1.913)
                                   --------       --------       --------     --------     --------       --------       --------
Total Annuities (Net of Ceded) -
Bal End-of-Year                      42.804         49.863         58.284       54.821       51.129         46.558         43.592
                                   ========       ========       ========     ========     ========       ========       ========

Total Annuities Incremental
Deposits*                             3.997          3.906          4.719        4.585        5.837          3.919          4.834

Var Ann Under Agree - Included
above                                                0.649          0.719        0.941        1.077          0.907          1.083



Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                                            0.709        0.459        1.712          0.978          1.494
Withdrawals                                                        (1.367)      (2.271)      (1.604)        (1.252)        (1.246)
Net Flows                                                          (0.658)      (1.812)       0.108         (0.274)         0.248

Gross Fixed Account Values                                                                                                 10.219
Reinsurance Ceded                                                                                                          (1.913)
Net Fixed Account Values                                                                                                    8.306


Variable Annuities - including
fixed portion of variable
contracts
Deposits                                                            4.407        4.780        4.697          3.420          3.554
Withdrawals                                                        (4.915)      (5.842)      (4.700)        (3.672)        (3.422)
Net Flows                                                          (0.508)      (1.062)      (0.003)        (0.252)         0.132

Variable Account Values                                                                                                    35.286

Fixed Portion of Variable
Contracts
Deposits                                                            1.853        1.615        1.630          1.146          1.356
Withdrawals                                                        (1.154)      (1.012)      (0.844)        (0.634)        (0.860)
Net Flows                                                           0.699        0.603        0.786          0.512          0.496

Fixed Portion of Variable Account
Values                                                                                                                      9.343

---------------------------------------------------------------------------------------------------------------------------------

Average Daily Variable Account Values                              35.932       41.776       35.573         36.359         31.955

Annuity Product Spread
Information**

Net Investment Income                                               7.22%        7.38%        7.38%          7.42%          7.04%
Interest Credited                                                   5.13%        5.24%        5.33%          5.34%          4.94%
                                                                 --------     --------     --------       --------       --------
Spread                                                              2.09%        2.14%        2.05%          2.08%          2.10%



 * Incremental Deposits represent gross deposits reduced by transfers from other Lincoln
   Retirement products.

** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets
   (and therefore margin) are retained under these agreements.




                                                                                                                      PAGE 20
                                                      Lincoln Retirement
                                             Annuity Account Value Roll Forward
                                               Unaudited [Billions of Dollars]

                                          Dec             Mar             Jun             Sep             Dec             Mar
                                         1999            2000            2000            2000            2000            2001
                                       ------          ------          ------          ------          ------          ------
Fixed Annuities-Bal
Beg-of-Quarter                         18.406          18.210          17.615          17.200          16.930          16.615

Gross Deposits                          0.741           0.589           0.490           0.513           0.482           0.560
Withdrawals (incl charges) &
deaths                                 (0.782)         (0.875)         (0.796)         (0.802)         (0.810)         (0.787)
                                       ------          ------          ------          ------          ------          ------
Net cash flows                         (0.040)         (0.287)         (0.307)         (0.288)         (0.328)         (0.227)
Transfer from (to) var annuities       (0.300)         (0.550)         (0.346)         (0.217)         (0.216)         (0.014)
Interest credited                       0.144           0.241           0.238           0.235           0.230           0.225
Acq of new business/companies
                                       ------          ------          ------          ------          ------          ------
Fixed Annuities-Gross                  18.210          17.615          17.200          16.930          16.615          16.599
Reinsurance Ceded                      (1.419)         (1.371)         (1.316)         (1.270)         (1.221)         (1.169)
                                       ------          ------          ------          ------          ------          ------
Fixed Annuities-Bal
End-of-Quarter                         16.791          16.244          15.884          15.660          15.394          15.430
                                       ------          ------          ------          ------          ------          ------

Fixed Annuities Incremental
Deposits*                               0.582           0.560           0.447           0.464           0.447           0.536


Variable Annuities-Bal
Beg-of-Quarter                         35.613          41.493          44.640          43.097          42.743          39.427

Gross Deposits                          0.634           0.797           0.793           0.729           0.846           0.887
Withdrawals (incl charges) &
deaths                                 (1.084)         (1.210)         (1.168)         (1.253)         (1.199)         (1.250)
                                       ------          ------          ------          ------          ------          ------
Net cash flows                         (0.450)         (0.413)         (0.375)         (0.524)         (0.353)         (0.363)
Transfer from (to) fixed
annuities                               0.303           0.549           0.343           0.216           0.212           0.011
Invest inc & change in mkt value        6.027           3.011          (1.511)         (0.046)         (3.175)         (4.342)
Acq(sale) of new
business/companies
                                       ------          ------          ------          ------          ------          ------
Var Annuities-Bal End-of-Quarter       41.493          44.640          43.097          42.743          39.427          34.733
                                       ------          ------          ------          ------          ------          ------

Variable Annuities Incremental
Deposits                                0.592           0.732           0.699           0.586           0.650           0.683


Total Annuities -Bal
Beg-of-Quarter                         54.020          59.704          62.255          60.297          59.673          56.043

Gross Deposits                          1.375           1.386           1.283           1.242           1.328           1.447
Withdrawals (incl charges) &
deaths                                 (1.865)         (2.085)         (1.964)         (2.055)         (2.009)         (2.037)
                                       ------          ------          ------          ------          ------          ------
Net cash flows                         (0.490)         (0.700)         (0.682)         (0.812)         (0.681)         (0.590)
Transfers                               0.003          (0.001)         (0.003)         (0.001)         (0.004)         (0.003)
Interest credited & change in mkt
value                                   6.171           3.252          (1.273)          0.189          (2.945)         (4.117)
Acq of new business/companies
Total Gross Annuities-Bal              ------          ------          ------          ------          ------          ------
End-of-Quarter                         59.704          62.255          60.297          59.673          56.043          51.332
Reinsurance Ceded                      (1.419)         (1.371)         (1.316)         (1.270)         (1.221)         (1.169)
                                       ------          ------          ------          ------          ------          ------
Total Annuities (Net of Ceded) -
Bal End-of-Qtr                         58.284          60.884          58.981          58.403          54.821          50.163
                                       ======          ======          ======          ======          ======          ======
Total Annuities Incremental
Deposits*                               1.174           1.292           1.145           1.050           1.097           1.219

Var Ann Under Agree - Included
above                                   0.719           0.866           0.868           0.962           0.941           0.904

-------------------------------------------------------------------------------------------------------------------------------

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                0.275           0.134           0.126           0.114           0.085           0.160
Withdrawals                            (0.428)         (0.612)         (0.557)         (0.532)         (0.570)         (0.556)
Net Flows                              (0.152)         (0.479)         (0.431)         (0.417)         (0.485)         (0.396)

Gross Fixed Account Values
Reinsurance Ceded
Net Fixed Account Values

Variable Annuities - including
fixed portion of variable
contracts
Deposits                                1.100           1.252           1.157           1.128           1.243           1.287
Withdrawals                            (1.438)         (1.473)         (1.408)         (1.523)         (1.439)         (1.481)
Net Flows                              (0.338)         (0.221)         (0.251)         (0.395)         (0.196)         (0.194)

Variable Account Values

Fixed Portion of Variable
Contracts
Deposits                                0.466           0.455           0.364           0.399           0.397           0.400
Withdrawals                            (0.354)         (0.263)         (0.240)         (0.270)         (0.240)         (0.231)
Net Flows                               0.112           0.192           0.124           0.129           0.157           0.169

Fixed Portion of Variable Account
Values

Average Daily Variable Account
Values                                 37.845          42.185          42.182          43.055          39.682          38.180

-------------------------------------------------------------------------------------------------------------------------------

Annuity Product Spread
Information**

Net Investment Income                   7.26%           7.35%           7.41%           7.40%           7.37%           7.50%
Interest Credited                       5.15%           5.33%           5.37%           5.12%           5.14%           5.40%
                                       ------          ------          ------          ------          ------          ------
Spread                                  2.11%           2.02%           2.04%           2.28%           2.23%           2.10%


                                          Jun             Sep             Dec             Mar             Jun             Sep
                                         2001            2001            2001            2002            2002            2002
                                       ------          ------          ------          ------          ------          ------
Fixed Annuities-Bal
Beg-of-Quarter                         16.599          16.697          17.317          18.004          18.178          18.679

Gross Deposits                          0.668           0.896           1.218           0.906           0.853           1.091
Withdrawals (incl charges) &
deaths                                 (0.574)         (0.525)         (0.562)         (0.730)         (0.551)         (0.825)
                                       ------          ------          ------          ------          ------          ------
Net cash flows                          0.094           0.372           0.656           0.176           0.302           0.266
Transfer from (to) var annuities       (0.222)          0.021          (0.213)         (0.232)         (0.032)          0.379
Interest credited                       0.226           0.228           0.244           0.230           0.231           0.238
Acq of new business/companies
                                       ------          ------          ------          ------          ------          ------
Fixed Annuities-Gross                  16.697          17.317          18.004          18.178          18.679          19.562
Reinsurance Ceded                      (1.146)         (1.266)         (1.514)         (1.645)         (1.770)         (1.913)
                                       ------          ------          ------          ------          ------          ------
Fixed Annuities-Bal
End-of-Quarter                         15.551          16.051          16.491          16.533          16.909          17.649
                                       ------          ------          ------          ------          ------          ------
Fixed Annuities Incremental
Deposits*                               0.611           0.873           1.193           0.881           0.839           1.072


Variable Annuities-Bal
Beg-of-Quarter                         34.733          36.961          30.506          34.638          35.150          31.206

Gross Deposits                          0.703           0.684           0.793           0.808           0.787           0.603
Withdrawals (incl charges) &
deaths                                 (0.993)         (0.795)         (0.818)         (0.896)         (0.866)         (0.800)
                                       ------          ------          ------          ------          ------          ------
Net cash flows                         (0.290)         (0.111)         (0.025)         (0.088)         (0.079)         (0.197)
Transfer from (to) fixed
annuities                               0.227          (0.023)          0.213           0.234           0.032          (0.388)
Invest inc & change in mkt value        2.291          (6.321)          3.944           0.366          (3.897)         (4.679)
Acq(sale) of new
business/companies
                                       ------          ------          ------          ------          ------          ------
Var Annuities-Bal End-of-Quarter       36.961          30.506          34.638          35.150          31.206          25.942
                                       ------          ------          ------          ------          ------          ------
Variable Annuities Incremental
Deposits                                0.612           0.604           0.725           0.725           0.744           0.573


Total Annuities -Bal
Beg-of-Quarter                         51.332          53.658          47.824          52.643          53.329          49.886

Gross Deposits                          1.371           1.580           2.011           1.714           1.640           1.694
Withdrawals (incl charges) &
deaths                                 (1.567)         (1.320)         (1.380)         (1.626)         (1.417)         (1.625)
                                       ------          ------          ------          ------          ------          ------
Net cash flows                         (0.196)          0.261           0.631           0.088           0.223           0.069
Transfers                               0.005          (0.002)                          0.002                          (0.009)
Interest credited & change in mkt
value                                   2.517          (6.093)          4.188           0.596          (3.666)         (4.441)
Acq of new business/companies
Total Gross Annuities-Bal
                                       ------          ------          ------          ------          ------          ------
End-of-Quarter                         53.658          47.824          52.643          53.329          49.886          45.505
Reinsurance Ceded                      (1.146)         (1.266)         (1.514)         (1.645)         (1.770)         (1.913)
                                       ------          ------          ------          ------          ------          ------
Total Annuities (Net of Ceded) -
Bal End-of-Qtr                         52.512          46.558          51.129          51.684          48.116          43.592
                                       ======          ======          ======          ======          ======          ======
Total Annuities Incremental
Deposits*                               1.223           1.477           1.918           1.606           1.583           1.645

Var Ann Under Agree - Included
above                                   0.975           0.907           1.077           1.207           1.175           1.083

-----------------------------------------------------------------------------------------------------------------------------

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                0.329           0.489           0.734           0.505           0.430           0.559
Withdrawals                            (0.356)         (0.340)         (0.352)         (0.463)         (0.267)         (0.516)
Net Flows                              (0.027)          0.149           0.382           0.042           0.163           0.043

Gross Fixed Account Values                                                              9.761          10.048          10.219
Reinsurance Ceded                                                                      (1.645)         (1.770)         (1.913)
                                                                                       ------          ------          ------
Net Fixed Account Values                                                                8.116           8.278           8.306

Variable Annuities - including
fixed portion of variable
contracts
Deposits                                1.042           1.091           1.277           1.209           1.210           1.135
Withdrawals                            (1.211)         (0.979)         (1.028)         (1.163)         (1.150)         (1.109)
Net Flows                              (0.169)          0.112           0.249           0.046           0.060           0.026

Variable Account Values                                                                43.568          39.838          35.286

Fixed Portion of Variable
Contracts
Deposits                                0.339           0.407           0.484           0.401           0.423           0.532
Withdrawals                            (0.218)         (0.184)         (0.210)         (0.267)         (0.284)         (0.309)
Net Flows                               0.121           0.223           0.274           0.134           0.139           0.223

Fixed Portion of Variable Account
Values                                                                                  8.417           8.631           9.343

Average Daily Variable Account
Values                                 36.499          34.399          33.216          34.341          33.502          28.023

-----------------------------------------------------------------------------------------------------------------------------

                                                           Annuity Product Spread Information**

Net Investment Income                   7.45%           7.33%           7.26%           7.15%           7.11%           6.87%
Interest Credited                       5.29%           5.34%           5.28%           5.14%           4.92%           4.76%
                                       ------          ------          ------          ------          ------          ------
Spread                                  2.16%           1.99%           1.98%           2.01%           2.18%           2.11%

 * Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values.  Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.




                                                                                                                 PAGE 21
                                                      Life Insurance Segment
                                                         Income Statements
                                                  Unaudited [Millions of Dollars]
                                                                                                        YTD          YTD
                                                                                                        Sep          Sep
                                      1997         1998         1999         2000         2001         2001         2002
                                    ------       ------       ------       ------       ------       ------       ------
Operating Revenue
Premiums                              64.8        185.9        235.8        227.3        212.4        148.0        147.4
Surrender charges                      9.8         52.1         66.3         66.4         66.1         46.3         38.6
Mortality assessments                161.2        350.1        444.6        465.2        499.4        373.8        374.2
Expense assessments                   28.6        146.2        165.8        191.8        191.4        138.6        143.2
Other revenue and fees                 9.0          2.6          9.8         14.2         17.9         11.9         17.5
Net investment income                268.2        642.6        840.1        871.5        910.2        683.6        675.8
                                    ------       ------       ------       ------       ------       ------       ------
Operating Revenue                    541.5       1379.5       1762.6       1836.4       1897.5       1402.2       1396.7
                                    ------       ------       ------       ------       ------       ------       ------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                             143.6        371.2        430.5        411.5        418.5        305.7        312.9
Div accum & div to policyholders      20.4         70.7         81.5         80.8         78.5         53.1         53.2
Interest credited to policy bal.     153.0        393.1        493.8        525.4        569.9        423.0        447.8
                                    ------       ------       ------       ------       ------       ------       ------
Total benefits                       317.0        835.1      1,005.8      1,017.8      1,067.0        781.8        813.9
Underwriting, acquisition,
insurance and other expenses*:
Commissions                           41.8        107.5        163.4        152.8        142.1         96.9        101.2
Other volume related expenses         42.0        122.7        185.6        200.9        176.4        119.5        132.0
Operating and administrative
expenses                              77.1        144.9        171.2        164.4        161.0        122.7        114.1
Taxes, licenses and fees              16.6         29.7         51.8         48.5         49.2         36.8         41.7
Par policyholder interests            (9.3)        (4.3)         3.3          1.1          -            -            -
                                    ------       ------       ------       ------       ------       ------       ------
Subtotal                             168.2        400.6        575.2        567.6        528.7        375.9        389.1
Deferral of acquisition costs          -            -            -            -         (324.8)      (218.6)      (235.2)
DAC amortization                       -            -            -            -           95.0         64.8         69.6
                                    ------       ------       ------       ------       ------       ------       ------
DAC deferral net of amortization       3.9       (159.3)      (235.0)      (286.5)      (229.8)      (153.7)      (165.6)
PVIF amortization                      -           51.9         58.8        103.7         75.9         61.1         56.5
Other intangibles amortization         -            -            -            -            -            -            -
                                    ------       ------       ------       ------       ------       ------       ------
Total underwriting, acquisition,
insurance and other expenses         172.1        293.1        399.1        384.8        374.7        283.3        279.9
Goodwill amortization                  0.1         19.7         23.4         23.7         23.7         17.8          -
Interest                               -            -            -            -            0.0          -            0.0
                                    ------       ------       ------       ------       ------       ------       ------
Operating Benefits and Expenses      489.3       1147.8       1428.2       1426.3       1465.4       1082.9       1093.9
                                    ------       ------       ------       ------       ------       ------       ------

Income from Operations Before Tax     52.3        231.6        334.3        410.1        432.1        319.3        302.8

Federal income taxes                  12.4         82.4        122.3        150.1        153.0        113.5         94.7

                                    ------       ------       ------       ------       ------       ------       ------
Income from Operations                39.9        149.2        212.0        259.9        279.0        205.8        208.1
                                    ------       ------       ------       ------       ------       ------       ------

Realized gains (losses) on
investments                           (0.8)        (1.7)        (0.5)       (10.7)       (38.5)       (17.2)       (60.2)
Gains (losses) on derivatives                                                              1.6          0.1          0.9
Restructuring charges                  0.0        (20.0)         0.0          0.0         (3.5)        (2.0)         0.0
                                    ------       ------       ------       ------       ------       ------       ------
Income before Accounting Changes      39.1        127.5        211.5        249.3        238.6        186.7        148.7
Cumulative effect of accounting
changes                                                                                   (5.5)        (5.5)         0.0
                                    ------       ------       ------       ------       ------       ------       ------
Net Income                            39.1        127.5        211.5        249.3        233.1        181.2        148.7
                                    ======       ======       ======       ======       ======       ======       ======
Inc from Oper -before Goodwill
Amort.                                40.0        168.9        235.4        283.6        302.7        223.6        208.1
Net Income -before Goodwill
Amort.                                39.2        147.1        234.9        273.0        256.7        198.9        148.7

Effective tax rate                   23.7%        35.6%        36.6%        36.6%        35.4%        35.6%        31.3%

Operating Revenue                    541.5      1,379.5      1,762.6       1836.4       1897.5       1402.2       1396.7
Realized gains (losses) on
investments                            3.2         (1.0)        (2.2)       (17.4)       (57.6)       (26.5)       (92.7)
Gains (losses) on derivatives                                                              0.7          0.1          1.4
                                    ------       ------       ------       ------       ------       ------       ------
Total Revenue                        544.8       1378.5       1760.4       1819.0       1840.6       1375.9       1305.4
                                    ======       ======       ======       ======       ======       ======       ======
Average capital                      384.9       1948.0       2712.3       2640.2       2731.5       2727.3       2840.2
Return on average capital            10.4%         7.7%         7.8%         9.8%        10.2%        10.1%         9.8%
                                    ------       ------       ------       ------       ------       ------       ------


------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-period                                                         1,079.3      1,079.3      1,265.6
Deferral                                                                                 324.8        218.6        235.2
Amortization                                                                             (95.0)       (64.8)       (69.6)
                                                                                        ------       ------       ------
Operating                                                                                229.8        153.7        165.6
Adjustment related to realized
(gains) losses
on securities available-for-sale                                                          43.0         28.3         38.7
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                         (89.0)      (107.5)      (127.2)
Other**                                                                                    2.5          2.2         19.3
                                                                                        ------       ------       ------
Balance at end-of-period                                                               1,265.6      1,156.0      1,362.1
                                                                                        ======       ======       ======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-period                                                         1,040.5      1,040.5        964.0
Amortization                                                                             (75.9)       (61.1)       (56.5)
Other                                                                                     (0.7)        (0.7)        (0.1)
                                                                                        ------       ------       ------
Balance at end-of-period                                                                 964.0        978.7        907.4
                                                                                        ======       ======       ======


 * Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).

** Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of
   2002.




                                                                                           PAGE 22
                                            Life Insurance Segment
                                               Income Statements
                                       Unaudited [Millions of Dollars]

For the Quarter Ended                             Dec      Mar      Jun      Sep      Dec      Mar
                                                 1999     2000     2000     2000     2000     2001
                                              -------  -------  -------  -------  -------  -------
Operating Revenue
Premiums                                         71.1     53.0     56.3     50.9     67.1     50.9
Surrender charges                                18.0     16.2     16.5     13.8     19.9     17.2
Mortality assessments                           113.9    112.2    114.5    116.3    122.1    124.3
Expense assessments                              48.0     45.3     44.1     46.9     55.5     47.4
Other revenue and fees                            3.9      3.2      3.6      3.8      3.7      5.1
Net investment income                           214.8    215.6    215.5    220.6    219.7    223.0
                                              -------  -------  -------  -------  -------  -------
Operating Revenue                               469.6    445.5    450.5    452.4    488.0    467.9
                                              -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                        112.8     98.4     96.3     95.8    121.0     99.9
Div accum & div to policyholders                 21.0     20.4     18.7     16.4     25.3     17.5
Interest credited to policy bal.                122.3    126.3    128.7    134.0    136.5    138.3
                                              -------  -------  -------  -------  -------  -------
Total benefits                                  256.1    245.0    243.8    246.2    282.9    255.7
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                      58.7     32.2     34.2     39.8     46.6     33.4
Other volume related expenses                    67.0     43.5     44.8     48.6     64.0     34.8
Operating and administrative
expenses                                         46.3     40.4     40.8     39.4     43.8     40.4
Taxes, licenses and fees                         17.2     13.4      9.8     11.4     13.9     12.5
Par policyholder interests                        4.2     (1.5)     1.6      1.4     (0.5)    (0.0)
                                              -------  -------  -------  -------  -------  -------
Subtotal                                        193.3    128.0    131.1    140.7    167.9    121.1
Deferral of acquisition costs                      -        -        -        -        -     (64.5)
DAC amortization                                   -        -        -        -        -      19.3
                                              -------  -------  -------  -------  -------  -------
DAC deferral net of amortization                (92.1)   (53.2)   (53.6)   (76.8)  (103.0)   (45.2)
PVIF amortization                                16.5     24.6     23.4     31.0     24.7     22.9
Other intangibles amortization                     -        -        -        -        -        -
                                              -------  -------  -------  -------  -------  -------
Total underwriting, acquisition,
insurance and other expenses                    117.8     99.4    100.9     94.9     89.6     98.8
Goodwill amortization                             6.0      5.9      5.9      5.9      5.9      5.9
Interest                                           -        -        -        -        -        -
                                              -------  -------  -------  -------  -------  -------
Operating Benefits and Expenses                 379.9    350.3    350.6    347.0    378.4    360.5
                                              -------  -------  -------  -------  -------  -------

Income from Operations Before Tax                89.8     95.2     99.9    105.4    109.6    107.4

Federal income taxes                             32.8     34.8     37.4     38.9     39.0     38.8

                                              -------  -------  -------  -------  -------  -------
Income from Operations                           57.0     60.4     62.4     66.5     70.6     68.6
                                              -------  -------  -------  -------  -------  -------

Realized gains (losses) on
investments                                       2.8     (2.4)    (4.0)     1.0     (5.2)    (5.4)
Gains (losses) on derivatives                                                                 (0.0)
Restructuring charges
                                              -------  -------  -------  -------  -------  -------
Income before Accounting Changes                 59.7     58.1     58.4     67.4     65.4     63.2
Cumulative effect of accounting
changes                                                                                       (0.2)
                                              -------  -------  -------  -------  -------  -------
Net Income                                       59.7     58.1     58.4     67.4     65.4     62.9
                                              =======  =======  =======  =======  =======  =======

Inc from Oper -before Goodwill
Amort.                                           63.0     66.3     68.4     72.4     76.5     74.5
Net Income -before Goodwill
Amort.                                           65.8     64.0     64.4     73.4     71.3     68.9

Effective tax rate                              36.5%    36.5%    37.5%    36.9%    35.6%    36.1%

Operating Revenue                               469.6    445.5    450.5    452.4    488.0    467.9
Realized gains (losses) on
investments                                       3.4     (3.8)    (6.3)     0.8     (8.1)    (8.2)
Gains (losses) on derivatives                                                                 (0.0)
                                              -------  -------  -------  -------  -------  -------
Total Revenue                                   473.1    441.7    444.2    453.2    479.9    459.6
                                              =======  =======  =======  =======  =======  =======

Average capital                                2686.0   2655.3   2615.0   2650.5   2640.0   2729.8
Return on average capital                        8.5%     9.1%     9.6%    10.0%    10.7%    10.1%

--------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter                                                             1079.3
Deferral                                                                                      64.5
Amortization                                                                                 (19.3)
                                              -------  -------  -------  -------  -------  -------
Operating                                                                                     45.2
Adjustment related to realized
(gains) losses
on securities available-for-sale                                                               7.8
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                             (68.5)
Other**                                                                                        0.2
                                              -------  -------  -------  -------  -------  -------
Balance at end-of-quarter                                                                   1064.1
                                              =======  =======  =======  =======  =======  =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter                                                             1040.5
Amortization                                                                                 (22.9)
Other
                                              -------  -------  -------  -------  -------  -------
Balance at end-of-quarter                                                                   1017.6
                                              =======  =======  =======  =======  =======  =======


For the Quarter Ended                             Jun      Sep      Dec      Mar      Jun      Sep
                                                 2001     2001     2001     2002     2002     2002
                                              -------  -------  -------  -------  -------  -------
Operating Revenue
Premiums                                         50.7     46.4     64.4     51.1     47.6     48.6
Surrender charges                                13.5     15.6     19.9     11.7     13.5     13.4
Mortality assessments                           124.8    124.7    125.5    123.9    123.9    126.3
Expense assessments                              45.3     46.0     52.8     46.9     47.2     49.2
Other revenue and fees                            3.8      3.0      6.0      5.7      6.7      5.1
Net investment income                           227.4    233.2    226.6    226.0    225.7    224.1
                                              -------  -------  -------  -------  -------  -------
Operating Revenue                               465.5    468.9    495.2    465.3    464.6    466.8
                                              -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                        103.5    102.3    112.9    104.1    103.6    105.2
Div accum & div to policyholders                 19.0     16.5     25.4     17.8     18.2     17.2
Interest credited to policy bal.                141.2    143.5    146.9    146.3    148.9    152.6
                                              -------  -------  -------  -------  -------  -------
Total benefits                                  263.8    262.3    285.1    268.1    270.8    275.1
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                      31.1     32.5     45.1     34.6     34.8     31.8
Other volume related expenses                    43.3     41.4     56.9     42.7     43.6     45.8
Operating and administrative
expenses                                         40.7     41.6     38.3     37.1     37.1     40.0
Taxes, licenses and fees                         12.3     12.0     12.5     13.2     15.3     13.2
Par policyholder interests                        0.0       -        -        -        -        -
                                              -------  -------  -------  -------  -------  -------
Subtotal                                        127.3    127.5    152.8    127.5    130.8    130.7
Deferral of acquisition costs                   (68.8)   (85.3)  (106.3)   (74.3)   (82.2)   (78.7)
DAC amortization                                 15.8     29.7     30.2     22.1     23.6     23.9
                                              -------  -------  -------  -------  -------  -------
DAC deferral net of amortization                (53.0)   (55.5)   (76.1)   (52.3)   (58.6)   (54.8)
PVIF amortization                                17.7     20.5     14.7     16.9     16.3     23.3
Other intangibles amortization                     -        -        -        -        -        -
                                              -------  -------  -------  -------  -------  -------
Total underwriting, acquisition,
insurance and other expenses                     92.0     92.5     91.4     92.1     88.5     99.3
Goodwill amortization                             5.9      5.9      5.9        -        -        -
Interest                                            -        -      0.0      0.0      0.0        -
                                              -------  -------  -------  -------  -------  -------
Operating Benefits and Expenses                 361.7    360.8    382.5    360.2    359.3    374.4
                                              -------  -------  -------  -------  -------  -------

Income from Operations Before Tax               103.8    108.1    112.7    105.1    105.3     92.4

Federal income taxes                             36.7     38.1     39.5     34.0     31.8     29.0

                                              -------  -------  -------  -------  -------  -------
Income from Operations                           67.1     70.1     73.2     71.1     73.5     63.4
                                              -------  -------  -------  -------  -------  -------

Realized gains (losses) on
investments                                      (6.4)    (5.3)   (21.3)   (26.9)   (16.4)   (16.9)
Gains (losses) on derivatives                     0.1     (0.0)     1.5      0.0      0.3      0.6
Restructuring charges                            (2.0)             (1.5)
                                              -------  -------  -------  -------  -------  -------
Income before Accounting Changes                 58.8     64.7     51.9     44.2     57.4     47.1
Cumulative effect of accounting
changes                                          (5.3)     0.0     (0.0)     0.0      0.0      0.0
                                              -------  -------  -------  -------  -------  -------
Net Income                                       53.5     64.7     51.9     44.2     57.4     47.1
                                              =======  =======  =======  =======  =======  =======

Inc from Oper -before Goodwill
Amort.                                           73.0     76.0     79.1     71.1     73.5     63.4
Net Income -before Goodwill
Amort.                                           59.5     70.6     57.8     44.2     57.4     47.1

Effective tax rate                              35.3%    35.2%    35.0%    32.3%    30.2%    31.3%

Operating Revenue                               465.5    468.9    495.2    465.3    464.6    466.8
Realized gains (losses) on
investments                                     (10.0)    (8.2)   (31.1)   (41.4)   (25.4)   (25.9)
Gains (losses) on derivatives                     0.2     (0.1)     0.6      0.0      0.6      0.7
                                              -------  -------  -------  -------  -------  -------
Total Revenue                                   455.7    460.6    464.7    423.9    439.8    441.6
                                              =======  =======  =======  =======  =======  =======

Average capital                                2715.7   2736.3   2744.4   2801.9   2865.8   2852.9
Return on average capital                        9.9%    10.2%    10.7%    10.2%    10.3%     8.9%

--------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter                1064.1   1151.1   1156.0   1265.6   1385.3   1404.9
Deferral                                         68.8     85.3    106.3     74.3     82.2     78.7
Amortization                                    (15.8)   (29.7)   (30.2)   (22.1)   (23.6)   (23.9)
                                              -------  -------  -------  -------  -------  -------
Operating                                        53.0     55.5     76.1     52.3     58.6     54.8
Adjustment related to realized
(gains) losses
on securities available-for-sale                 13.3      7.2     14.7     15.8     11.2     11.7
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                 20.7    (59.6)    18.5     34.0    (51.9)  (109.3)
Other**                                           0.1      1.8      0.3     17.6      1.7
                                              -------  -------  -------  -------  -------  -------
Balance at end-of-quarter                      1151.1   1156.0   1265.6   1385.3   1404.9   1362.1
                                              =======  =======  =======  =======  =======  =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter                1017.6    999.9    978.7    964.0    947.1    930.7
Amortization                                    (17.7)   (20.5)   (14.7)   (16.9)   (16.3)   (23.3)
Other                                                     (0.7)                      (0.1)
                                              -------  -------  -------  -------  -------  -------
Balance at end-of-quarter                       999.9    978.7    964.0    947.1    930.7    907.4
                                              =======  =======  =======  =======  =======  =======

 * Does not include restructuring charges which is consistent with the definition of "Income from
   Operations" (see page 5).

** Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.




                                                                                                           PAGE 23
                                                Life Insurance Segment
                                                    Operational Data
                                           Unaudited [Millions of Dollars]
                                                                                                     YTD       YTD
                                                                                                     Sep       Sep
                                                  1997      1998      1999      2000      2001      2001      2002
                                               -------   -------   -------   -------   -------   -------   -------
First Year Premiums by Product
(Millions)
Universal Life                                   114.0     233.0     342.9     289.3     292.7     195.1     318.2
Variable Universal Life                           52.9     101.3     142.2     218.7     228.6     158.4     107.5
Whole Life                                         5.4      20.0      23.9      22.4      26.3      15.9      19.3
Term                                              33.0      48.0      45.9      41.9      30.8      21.8      24.2
                                               -------   -------   -------   -------   -------   -------   -------
Total Retail                                     205.3     402.3     555.0     572.3     578.4     391.2     469.2
Corporate Owned Life Insurance (COLI)              0.0       4.0      14.7      87.0      47.3      33.1      61.3
                                               -------   -------   -------   -------   -------   -------   -------
Total                                            205.3     406.3     569.7     659.3     625.6     424.3     530.5
                                               -------   -------   -------   -------   -------   -------   -------

First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                        71.0      35.0     188.3     200.6     196.1     128.0     136.8
Lincoln Financial Distributors                   134.3     356.3     367.9     444.7     413.0     283.5     385.2
Other*                                             0.0      15.0      13.5      14.0      16.6      12.8       8.5
                                               -------   -------   -------   -------   -------   -------   -------
Total by Distribution                            205.3     406.3     569.7     659.3     625.6     424.3     530.5
                                               =======   =======   =======   =======   =======   =======   =======

Life Insurance In-Force
(Billions)
Universal Life & Other                          32.827   105.837   109.288   115.872   121.168   119.029   124.085
Term Insurance                                  30.337    67.076    85.701   100.130   113.226   108.723   123.945
                                               -------   -------   -------   -------   -------   -------   -------
Total  Life Segment In-Force                    63.164   172.914   194.988   216.002   234.394   227.751   248.030


For the Quarter Ended                              Dec       Mar       Jun       Sep       Dec       Mar       Jun
                                                  1999      2000      2000      2000      2000      2001      2001
                                               -------   -------   -------   -------   -------   -------   -------
First Year Premiums by Product
(Millions)

Universal Life                                   113.2      72.3      63.7      72.4      80.9      57.7      70.0
Variable Universal Life                           55.6      44.0      44.5      55.1      75.1      56.0      52.2
Whole Life                                         8.0       3.9       4.5       6.0       8.0       4.1       5.1
Term                                              11.0      13.1      12.1       9.1       7.6       6.5       7.2
                                               -------   -------   -------   -------   -------   -------   -------
Total Retail                                     187.8     133.3     124.8     142.6     171.6     124.2     134.6
Corporate Owned Life Insurance (COLI)              4.0      12.7      19.5       5.8      49.0       7.1      21.0
                                               -------   -------   -------   -------   -------   -------   -------
Total                                            191.9     146.0     144.3     148.4     220.7     131.3     155.6
                                               -------   -------   -------   -------   -------   -------   -------

First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                        72.8      46.1      37.0      51.3      66.2      38.1      48.2
Lincoln Financial Distributors                   115.0      96.8     104.4      92.9     150.6      89.1     104.0
Other*                                             4.1       3.0       2.9       4.2       3.9       4.2       3.4
                                               -------   -------   -------   -------   -------   -------   -------
Total by Distribution                            191.9     146.0     144.3     148.4     220.7     131.3     155.6
                                               =======   =======   =======   =======   =======   =======   =======

Insurance In-Force (Billions)
Universal Life & Other                         109.288   108.817   110.448   112.884   115.872   116.747   118.007
Term Insurance                                  85.701    92.857    97.039    98.424   100.130   102.467   105.265
                                               -------   -------   -------   -------   -------   -------   -------
Total Segment In-Force                         194.988   201.674   207.487   211.308   216.002   219.214   223.272


For the Quarter Ended                              Sep       Dec       Mar       Jun       Sep
                                                  2001      2001      2002      2002      2002
                                               -------   -------   -------   -------   -------
First Year Premiums by Product
(Millions)

Universal Life                                    67.4      97.5      86.4      98.9     132.9
Variable Universal Life                           50.1      70.2      39.0      42.4      26.1
Whole Life                                         6.7      10.4       5.2       6.4       7.7
Term                                               8.1       9.1       8.7       8.1       7.3
                                               -------   -------   -------   -------   -------
Total Retail                                     132.4     187.2     139.4     155.8     174.0
Corporate Owned Life Insurance (COLI)              5.1      14.2       6.9      46.6       7.8
                                               -------   -------   -------   -------   -------
Total                                            137.4     201.3     146.3     202.4     181.8
                                               -------   -------   -------   -------   -------

First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                        41.8      68.0      41.5      48.3      46.9
Lincoln Financial Distributors                    90.4     129.5     100.9     151.6     132.7
Other*                                             5.2       3.8       3.8       2.6       2.2
                                               -------   -------   -------   -------   -------
Total by Distribution                            137.4     201.3     146.3     202.4     181.8
                                               =======   =======   =======   =======   =======

Insurance In-Force (Billions)
Universal Life & Other                         119.029   121.168   122.316   123.674   124.085
Term Insurance                                 108.723   113.226   117.752   121.076   123.945
                                               -------   -------   -------   -------   -------
Total Segment In-Force                         227.751   234.394   240.068   244.750   248.030

* Other consists of distribution arrangements with third-party intermediaries.




                                                                                                          PAGE 24
                                                  Life Insurance Segment
                                        Life Insurance Account Value Roll Forward
                                              Unaudited [Billions of Dollars]
                                                                                                    YTD       YTD
                                                                                                    Sep       Sep
                                                 1997      1998      1999      2000      2001      2001      2002
                                             --------  --------  --------  --------  --------  --------  --------
Universal Life-Bal Beg-of-Year                  2.530     2.558     6.259     6.650     6.976     6.976     7.508

Deposits                                        0.278     0.675     1.017     0.955     1.043     0.729     0.921
Withdrawals & deaths                           (0.399)   (0.701)   (0.452)   (0.426)   (0.319)   (0.247)   (0.302)
                                             --------  --------  --------  --------  --------  --------  --------
Net cash flows                                 (0.121)   (0.026)    0.564     0.528     0.724     0.483     0.620
Policyholder assessments                                           (0.544)   (0.584)   (0.598)   (0.444)   (0.479)
Interest credited                               0.149     0.350     0.370     0.382     0.405     0.300     0.320
Acq of new business/transfers
between segments                                0.000     3.378     0.000     0.000     0.000     0.000     0.018
                                             --------  --------  --------  --------  --------  --------  --------
Universal Life-Bal End of Year (1)              2.558     6.259     6.650     6.976     7.508     7.315     7.987
                                             --------  --------  --------  --------  --------  --------  --------

Variable Universal Life-Bal
Beg-of-Year                                     0.339     0.480     1.200     1.605     1.808     1.808     1.746

Deposits                                        0.106     0.193     0.326     0.607     0.584     0.397     0.379
Withdrawals & deaths                           (0.040)   (0.100)   (0.099)   (0.132)   (0.251)   (0.163)   (0.146)
                                             --------  --------  --------  --------  --------  --------  --------
Net cash flows                                  0.065     0.093     0.228     0.475     0.332     0.234     0.233
Policyholder assessments                                  0.000    (0.084)   (0.141)   (0.170)   (0.125)   (0.139)
Invest inc & chg in mkt value                   0.076     0.105     0.370    (0.130)   (0.225)   (0.391)   (0.397)
Acq of new business/transfers
between segments                                0.000     0.522    (0.110)    0.000     0.000     0.000     0.132
                                             --------  --------  --------  --------  --------  --------  --------
Variable Universal Life -Bal
End-of-Year                                     0.480     1.200     1.605     1.808     1.746     1.527     1.575
                                             --------  --------  --------  --------  --------  --------  --------

Interest Sensitive Whole Life -
Bal Beg-of-Year                                                     1.784     1.963     2.062     2.062     2.123

Deposits                                                  0.340     0.355     0.322     0.307     0.202     0.202
Withdrawals & deaths                                     (0.294)   (0.162)   (0.168)   (0.200)   (0.139)   (0.136)
                                             --------  --------  --------  --------  --------  --------  --------
Net cash flows                                            0.046     0.193     0.154     0.107     0.063     0.065
Policyholder assessments                                           (0.168)   (0.168)   (0.164)   (0.117)   (0.121)
Interest credited                                         0.096     0.109     0.113     0.118     0.088     0.096
Acq of new business/transfers
between segments                                          1.642     0.045
                                             --------  --------  --------  --------  --------  --------  --------
Int Sensitive Whole Life-Bal End
-of -Year                                                 1.784     1.963     2.062     2.123     2.096     2.164
                                             --------  --------  --------  --------  --------  --------  --------

------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Year                                 2.869     3.038     9.243    10.217    10.847    10.847    11.377

Deposits                                        0.384     1.207     1.698     1.884     1.934     1.328     1.502
Withdrawals & deaths                           (0.439)   (1.095)   (0.713)   (0.727)   (0.771)   (0.549)   (0.584)
                                             --------  --------  --------  --------  --------  --------  --------
Net cash flows                                 (0.056)    0.113     0.985     1.158     1.163     0.780     0.918
Policyholder assessments                                           (0.795)   (0.893)   (0.931)   (0.685)   (0.738)
Invest inc & change in market
value                                           0.225     0.551     0.849     0.364     0.299    (0.002)    0.019
Acq of new business/transfers
between segments                                          5.542    (0.065)                                  0.150
                                             --------  --------  --------  --------  --------  --------  --------
Total Segment -Bal End-of-Year                  3.038     9.243    10.217    10.847    11.377    10.939    11.726
                                             ========  ========  ========  ========  ========  ========  ========

(1) Includes fixed investment option of VUL products.




                                                                                                PAGE 25
                                          Life Insurance Segment
                                Life Insurance Account Value Roll Forward
                                     Unaudited [Billions of Dollars]

For the Quarter Ended                             Dec       Mar       Jun       Sep       Dec       Mar
                                                 1999      2000      2000      2000      2000      2001
                                              -------   -------   -------   -------   -------   -------

Universal Life-Bal Beg-of-Quarter               6.519     6.650     6.729     6.782     6.878     6.976

Deposits                                        0.306     0.252     0.212     0.227     0.265     0.227
Withdrawals & deaths                           (0.124)   (0.121)   (0.111)   (0.080)   (0.114)   (0.091)
                                              -------   -------   -------   -------   -------   -------
Net cash flows                                  0.182     0.131     0.101     0.146     0.151     0.136
Policyholder assessments                       (0.145)   (0.145)   (0.143)   (0.146)   (0.150)   (0.147)
Interest credited                               0.093     0.093     0.095     0.096     0.097     0.098
Acq of new business/transfers
between segments                                                              0.000               0.000
                                              -------   -------   -------   -------   -------   -------
Universal Life-Bal End-of-Quarter (1)           6.650     6.729     6.782     6.878     6.976     7.063
                                              -------   -------   -------   -------   -------   -------

Variable Universal Life-Bal Beg
of Quarter                                      1.285     1.605     1.771     1.764     1.812     1.808

Deposits                                        0.107     0.112     0.128     0.123     0.245     0.136
Withdrawals & deaths                           (0.025)   (0.019)   (0.028)   (0.037)   (0.048)   (0.049)
                                              -------   -------   -------   -------   -------   -------
Net cash flows                                  0.082     0.093     0.100     0.085     0.197     0.087
Policyholder assessments                       (0.024)   (0.032)   (0.033)   (0.036)   (0.041)   (0.041)
Invest inc & chg in mkt value                   0.262     0.105    (0.074)   (0.001)   (0.160)   (0.221)
Acq of new business/transfers
between segments                                                              0.000
                                              -------   -------   -------   -------   -------   -------
Variable Universal Life -Bal
End-of-Quarter                                  1.605     1.771     1.764     1.812     1.808     1.633
                                              -------   -------   -------   -------   -------   -------

Interest Sensitive Whole Life -
Bal Beg-of-Quarter                              1.922     1.963     1.970     1.993     2.026     2.062

Deposits                                        0.113     0.060     0.071     0.079     0.113     0.056
Withdrawals & deaths                           (0.050)   (0.042)   (0.037)   (0.033)   (0.056)   (0.041)
                                              -------   -------   -------   -------   -------   -------
Net cash flows                                  0.062     0.018     0.034     0.045     0.057     0.014
Policyholder assessments                       (0.048)   (0.039)   (0.040)   (0.040)   (0.050)   (0.037)
Interest credited                               0.026     0.028     0.028     0.027     0.029     0.028
Acq of new business/transfers
between segments
                                              -------   -------   -------   -------   -------   -------
Int Sensitive Whole Life-Bal
End-of-Quarter                                  1.963     1.970     1.993     2.026     2.062     2.068
                                              -------   -------   -------   -------   -------   -------

-------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                              9.726    10.217    10.470    10.538    10.716    10.847

Deposits                                        0.526     0.424     0.411     0.428     0.622     0.418
Withdrawals & deaths                           (0.199)   (0.182)   (0.176)   (0.151)   (0.218)   (0.181)
                                              -------   -------   -------   -------   -------   -------
Net cash flows                                  0.327     0.242     0.235     0.277     0.404     0.237
Policyholder assessments                       (0.216)   (0.215)   (0.216)   (0.221)   (0.241)   (0.225)
Invest inc & change in market
value                                           0.381     0.227     0.048     0.123    (0.033)   (0.094)
Acq of new business/transfers
between segments                                0.000     0.000     0.000     0.000     0.000     0.000
                                              -------   -------   -------   -------   -------   -------
Total Segment -Bal End-of-Quarter              10.217    10.470    10.538    10.716    10.847    10.764
                                              =======   =======   =======   =======   =======   =======


For the Quarter Ended                             Jun       Sep       Dec       Mar       Jun       Sep
                                                 2001      2001      2001      2002      2002      2002
                                              -------   -------   -------   -------   -------   -------
Universal Life-Bal Beg-of-Quarter               7.063     7.216     7.315     7.508     7.622     7.838

Deposits                                        0.270     0.233     0.314     0.248     0.364     0.310
Withdrawals & deaths                           (0.071)   (0.085)   (0.073)   (0.098)   (0.096)   (0.108)
                                              -------   -------   -------   -------   -------   -------
Net cash flows                                  0.199     0.147     0.241     0.150     0.268     0.201
Policyholder assessments                       (0.147)   (0.150)   (0.153)   (0.158)   (0.158)   (0.162)
Interest credited                               0.100     0.102     0.105     0.104     0.106     0.110
Acq of new business/transfers
between segments                                0.000                         0.018
                                              -------   -------   -------   -------   -------   -------
Universal Life-Bal End-of-Quarter (1)           7.216     7.315     7.508     7.622     7.838     7.987
                                              -------   -------   -------   -------   -------   -------

Variable Universal Life-Bal Beg
of Quarter                                      1.633     1.766     1.527     1.746     1.919     1.776

Deposits                                        0.138     0.124     0.186     0.129     0.147     0.102
Withdrawals & deaths                           (0.060)   (0.055)   (0.088)   (0.055)   (0.057)   (0.034)
                                              -------   -------   -------   -------   -------   -------
Net cash flows                                  0.078     0.069     0.098     0.074     0.090     0.068
Policyholder assessments                       (0.041)   (0.042)   (0.045)   (0.047)   (0.046)   (0.046)
Invest inc & chg in mkt value                   0.096    (0.266)    0.166     0.013    (0.186)   (0.224)
Acq of new business/transfers
between segments                                0.000     0.000               0.132
                                              -------   -------   -------   -------   -------   -------
Variable Universal Life -Bal
End-of-Quarter                                  1.766     1.527     1.746     1.919     1.776     1.575
                                              -------   -------   -------   -------   -------   -------

Interest Sensitive Whole Life -
Bal Beg-of-Quarter                              2.068     2.084     2.096     2.123     2.126     2.145

Deposits                                        0.069     0.077     0.105     0.063     0.066     0.073
Withdrawals & deaths                           (0.043)   (0.054)   (0.061)   (0.051)   (0.039)   (0.045)
                                              -------   -------   -------   -------   -------   -------
Net cash flows                                  0.027     0.022     0.044     0.012     0.026     0.027
Policyholder assessments                       (0.040)   (0.041)   (0.047)   (0.042)   (0.039)   (0.040)
Interest credited                               0.030     0.030     0.030     0.033     0.032     0.031
Acq of new business/transfers
between segments
                                              -------   -------   -------   -------   -------   -------
Int Sensitive Whole Life-Bal
End-of-Quarter                                  2.084     2.096     2.123     2.126     2.145     2.164
                                              -------   -------   -------   -------   -------   -------

-------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                             10.764    11.066    10.939    11.377    11.667    11.759

Deposits                                        0.477     0.434     0.605     0.440     0.577     0.484
Withdrawals & deaths                           (0.173)   (0.195)   (0.222)   (0.204)   (0.192)   (0.187)
                                              -------   -------   -------   -------   -------   -------
Net cash flows                                  0.304     0.239     0.383     0.236     0.385     0.297
Policyholder assessments                       (0.228)   (0.232)   (0.246)   (0.246)   (0.244)   (0.248)
Invest inc & change in market
value                                           0.226    (0.134)    0.301     0.151    (0.049)   (0.082)
Acq of new business/transfers
between segments                                0.000     0.000     0.000     0.150     0.000     0.000
                                              -------   -------   -------   -------   -------   -------
Total Segment -Bal End-of-Quarter              11.066    10.939    11.377    11.667    11.759    11.726
                                              =======   =======   =======   =======   =======   =======

(1) Includes fixed investment option of VUL products.




                                                                                                          PAGE 26
                                                   Investment Management
                                                     Income Statements
                                              Unaudited [Millions of Dollars]
                                                                                                    YTD       YTD
                                                                                                    Sep       Sep
For the Year Ended December 31                   1997      1998      1999      2000      2001      2001      2002
                                              -------   -------   -------   -------   -------   -------   -------

Operating Revenue
Investment advisory fees -
External                                        229.9     249.0     248.6     231.6     197.2     147.8     138.7
Investment advisory fees -
Insurance Assets                                 68.5      82.5      83.6      88.9      87.5      65.4      62.7
Other revenue and fees                           76.3      92.5     106.6     115.9      99.2      75.9      64.9
Net investment income                            72.8      67.0      56.9      57.7      53.6      40.8      37.9
                                              -------   -------   -------   -------   -------   -------   -------
Operating Revenue                               447.5     491.0     495.6     494.2     437.4     329.9     304.2
                                              -------   -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses*:
Operating and administrative
expenses                                        366.2     366.9     350.2     375.4     364.8     276.5     261.1
Taxes, licenses and fees                         12.4      15.9      16.4      17.1      22.2      16.5      14.5
                                              -------   -------   -------   -------   -------   -------   -------
Subtotal                                        378.5     382.7     366.6     392.5     387.0     293.0     275.6
Other intangibles amortization                   17.6      18.8      17.7      16.3      10.8       8.5       6.2
                                              -------   -------   -------   -------   -------   -------   -------
Total underwriting, acquisition,
insurance and other expenses                    396.1     401.5     384.3     408.7     397.8     301.5     281.8
Goodwill amortization                            15.5      16.3      16.2      16.2      16.2      12.2       0.0
Interest                                          0.1       0.4       0.0       0.0       0.0       0.0       0.0
                                              -------   -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses                 411.8     418.2     400.5     425.0     414.1     313.6     281.8
                                              -------   -------   -------   -------   -------   -------   -------

Income from Operations Before Tax                35.8      72.8      95.1      69.2      23.4      16.2      22.3

Federal income taxes                             17.7      28.9      34.1      25.1       8.7       6.7       3.7
                                              -------   -------   -------   -------   -------   -------   -------
Income from Operations                           18.1      43.9      61.0      44.1      14.6       9.6      18.6
                                              -------   -------   -------   -------   -------   -------   -------

Realized gains (losses) on
investments                                       7.0       0.5      (0.1)     (2.5)     (2.4)     (1.7)     (2.6)
Gains (losses) on derivatives                                                             0.0       0.0       0.0
Restructuring charges                             0.0       0.0      (9.2)     (4.6)     (0.4)      0.0       0.3
                                              -------   -------   -------   -------   -------   -------   -------
Income before Accounting Changes                 25.1      44.4      51.6      37.0      11.9       7.9      16.3
Cumulative effect of accounting
changes                                                                                  (0.1)     (0.1)
                                              -------   -------   -------   -------   -------   -------   -------
Net Income                                       25.1      44.4      51.6      37.0      11.8       7.8      16.3
                                              =======   =======   =======   =======   =======   =======   =======

Income from Operations-
before Goodwill Amortization                     33.6      60.3      77.2      60.3      30.9      21.7      18.6
before Goodwill & Intang. Amort                  45.2      72.6      88.7      70.9      37.9      27.3      22.7
Net Income -before Goodwill
Amortization                                     40.6      60.8      67.9      53.2      28.0      19.9      16.3
Net Income -before Goodwill &
Intang. Amort.                                   52.2      73.1      79.4      63.8      35.0      25.5      20.4

Operating Revenue                               447.5     491.0     495.6     494.2     437.4     329.9     304.2
Realized gains (losses) on
investments                                      11.6       0.9      (0.1)     (3.9)     (3.7)     (2.6)     (4.0)
Gains (losses) on derivatives
                                              -------   -------   -------   -------   -------   -------   -------
Total Revenue                                   459.1     491.9     495.5     490.3     433.7     327.2     300.2
                                              =======   =======   =======   =======   =======   =======   =======

Average Capital (Securities at
Cost)                                           653.3     642.3     593.9     575.2     543.7     544.8     560.6
Return on Capital                                2.8%      6.8%     10.3%      7.7%      2.7%      2.3%      4.4%

* Does not include restructuring charges which is consistent with the definition of "Income from
  Operations" (see page 5).




                                                                                                   PAGE 27
                                                           Investment Management
                                                             Income Statements
                                                       Unaudited [Millions of Dollars]

For the Quarter Ended                   Dec          Mar          Jun         Sep          Dec          Mar
                                       1999         2000         2000        2000         2000         2001
                                   --------     --------     --------    --------     --------     --------

Operating Revenue
Investment advisory fees -
External                               60.3         60.0         57.9        56.9         56.7         50.5
Investment advisory fees -
Insurance Assets                       22.1         21.0         22.3        22.5         23.1         22.1
Other revenue and fees                 29.8         31.9         31.0        26.4         26.6         26.3
Net investment income                  13.9         13.0         12.6        18.3         13.8         14.1
                                   --------     --------     --------    --------     --------     --------
Operating Revenue                      26.1        126.0        123.8       124.1        120.2        113.0
                                   --------     --------     --------    --------     --------     --------

Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses*:
Operating and administrative
expenses                               88.4         92.7         90.5        96.3         95.9         94.3
Taxes, licenses and fees                3.6          5.5          4.8         3.6          3.2          6.4
                                   --------     --------     --------    --------     --------     --------
Subtotal                               92.0         98.2         95.3        99.9         99.1        100.8
Other intangibles amortization          4.4          4.4          4.0         4.0          4.0          4.0
                                   --------     --------     --------    --------     --------     --------

Total underwriting, acquisition,
insurance and other expenses           96.3        102.5         99.3       103.9        103.0        104.7
Goodwill amortization                   4.1          4.1          4.1         4.1          4.1          4.1
Interest                                0.0          0.0          0.0         0.0         (0.0)         0.0
                                   --------     --------     --------    --------     --------     --------
Operating Benefits & Expenses         100.4        106.6        103.3       107.9        107.1        108.8
                                   --------     --------     --------    --------     --------     --------

Income from Operations Before Tax      25.7         19.4         20.5        16.2         13.1          4.2

Federal income taxes                    9.1          7.0          7.4         6.3          4.4          1.8

                                   --------     --------     --------    --------     --------     --------
Income from Operations                 16.5         12.4         13.1         9.9          8.7          2.4
                                   --------     --------     --------    --------     --------     --------
Realized gains (losses) on
investments                             0.4         (0.1)        (2.0)       (0.2)        (0.2)        (0.5)
Gains (losses) on derivatives
Restructuring charges                   2.9          0.0         (2.7)        0.0         (1.9)         0.0
                                   --------     --------     --------    --------     --------     --------
Income before Accounting Changes       19.8         12.3          8.4         9.7          6.6          2.0
Cumulative effect of accounting
changes
                                   --------     --------     --------    --------     --------     --------
Net Income                             19.8         12.3          8.4         9.7          6.6          2.0
                                   ========     ========     ========    ========     ========     ========

Inc from Oper -before
Goodwill  Amortization                 20.6         16.5         17.1        14.0         12.7          6.5
Inc from Oper -before
Goodwill  & Intang. Amort              23.3         19.4         19.7        16.6         15.2          9.1
Net Income -before
Goodwill  Amortization                 23.9         16.4         12.4        13.7         10.6          6.0
Net Income -before
Goodwill  & Intang. Amort              26.6         19.2         15.0        16.3         13.1          8.6

Operating Revenue                     126.1        126.0        123.8       124.1        120.2        113.0
Realized gains (losses) on
investments                             0.6         (0.2)        (3.1)       (0.4)        (0.3)        (0.7)
Gains (losses) on derivatives                                                                           0.0

                                   --------     --------     --------    --------     --------     --------
Total Revenue                         126.6        125.8        120.7       123.8        120.0        112.3
                                   ========     ========     ========    ========     ========     ========
Average Capital (Securities at
Cost)                                  84.2        581.5        593.0       567.7        558.5        548.3
Return on Capital                     11.3%         8.6%         8.8%        7.0%         6.2%         1.8%


For the Quarter Ended                  Jun          Sep           Dec         Mar          Jun          Sep
                                       2001         2001         2001        2002         2002         2002
                                   --------     --------     --------    --------     --------     --------

Operating Revenue
Investment advisory fees -
External                               51.1         46.2         49.3        48.0         47.8         42.9
Investment advisory fees -
Insurance Assets                       21.6         21.8         22.0        21.2         20.7         20.8
Other revenue and fees                 25.7         23.9         23.4        23.0         22.0         19.9
Net investment income                  13.0         13.6         12.8        12.8         12.7         12.4
                                   --------     --------     --------    --------     --------     --------
Operating Revenue                     111.4        105.5        107.6       105.1        103.1         96.0
                                   --------     --------     --------    --------     --------     --------
Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses*:
Operating and administrative
expenses                              94.1         88.0          88.4        86.9         87.6         86.6
Taxes, licenses and fees               5.3          4.8           5.7         6.3          5.3          2.9
                                   --------     --------     --------    --------     --------     --------
Subtotal                              99.4         92.8          94.1        93.2         92.9         89.5
Other intangibles amortization         2.3          2.3           2.3         2.2          2.0          2.0
                                   --------     --------     --------    --------     --------     --------
Total underwriting, acquisition,
insurance and other expenses         101.6         95.1          96.4        95.4         95.0         91.5
Goodwill amortization                  4.1          4.1           4.1         0.0          0.0          0.0
Interest                               0.0          0.0           0.0         0.0          0.0          0.0
                                   --------     --------     --------    --------     --------     --------
Operating Benefits & Expenses        105.7         99.2         100.4        95.4         95.0         91.5
                                   --------     --------     --------    --------     --------     --------

Income from Operations Before Tax      5.7          6.3           7.1         9.7          8.1          4.6

Federal income taxes                   2.0          2.9           2.1         1.7          1.5          0.6
                                   --------     --------     --------    --------     --------     --------
Income from Operations                 3.7          3.5           5.1         8.0          6.6          4.0
                                   --------     --------     --------    --------     --------     --------
Realized gains (losses) on
investments                           (0.7)        (0.5)         (0.7)       (1.0)        (0.4)        (1.2)
Gains (losses) on derivatives          0.0          0.0           0.0         0.0          0.0          0.0
Restructuring charges                  0.0          0.0          (0.4)        0.0          0.0          0.3
                                   --------     --------     --------    --------     --------     --------
Income before Accounting Changes       3.0          2.9           4.0         7.0          6.2          3.1
Cumulative effect of accounting
changes                               (0.1)         0.0           0.0         0.0          0.0          0.0
                                   --------     --------     --------    --------     --------     --------
Net Income                             2.9          2.9           4.0         7.0          6.2          3.1
                                   ========     ========     ========    ========     ========     ========
Inc from Oper -before
Goodwill  Amortization                 7.7          7.5           9.1         8.0          6.6          4.0
Inc from Oper -before
Goodwill  & Intang. Amort              9.2          9.0          10.6         9.4          7.9          5.3
Net Income -before
Goodwill  Amortization                 6.9          7.0           8.1         7.0          6.2          3.1
Net Income -before
Goodwill  & Intang. Amort              8.4          8.5           9.5         8.4          7.5          4.4

Operating Revenue                    111.4        105.5         107.6       105.1        103.1         96.0
Realized gains (losses) on
investments                           (1.1)        (0.8)         (1.1)       (1.5)        (0.7)        (1.8)
Gains (losses) on derivatives                                                                           0.0
                                   --------     --------     --------    --------     --------     --------
Total Revenue                        110.3        104.7         106.5       103.5        102.4         94.3
                                   ========     ========     ========    ========     ========     ========
Average Capital (Securities at
Cost)                                542.8        543.1         540.6       546.1        568.6        567.1
Return on Capital                     2.7%         2.5%          3.8%        5.8%         4.6%         2.8%



* Does not include restructuring charges which is consistent with the definition of "Income from Operations"
 (see page 5).



                                                                                                         PAGE 28
                                                 Investment Management
                                              Assets Under Management Roll
                                                        Forward
                                            Unaudited [Billions of Dollars]
                                                                                                  YTD        YTD
                                                                                                  Sep        Sep
                                          1997       1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------    -------

Retail Fixed - Bal Beg-of-Year           5.853      8.125      8.217      7.423      6.608      6.608      7.120

Fund Sales                               0.961      1.165      0.991      0.770      0.876      0.658      0.890
Redemptions                             (1.271)    (1.235)    (1.424)    (1.401)    (1.050)    (0.809)    (0.873)
Net Money Market                        (0.069)    (0.140)    (0.110)    (0.207)    (0.047)    (0.015)    (0.014)
Transfers                               (0.220)     0.132      0.177     (0.168)     0.403      0.432      0.114
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.599)    (0.078)    (0.366)    (1.006)     0.183      0.266      0.117
Market                                   0.324      0.170     (0.428)     0.097      0.329      0.331      0.279
Acquisitions/addition of Assets
under Administration(1)                  2.547                            0.094
                                       -------    -------    -------    -------    -------    -------    -------
Balance  End-of-Year                     8.125      8.217      7.423      6.608      7.120      7.205      7.515
                                       -------    -------    -------    -------    -------    -------    -------

Retail Equity - Bal Beg-of-Year         13.152     17.754     22.080     23.384     21.523     21.523     17.987

Fund Sales                               2.953      3.581      3.271      4.116      2.816      2.236      3.133
Redemptions                             (1.926)    (2.460)    (4.971)    (4.431)    (2.839)    (2.231)    (2.808)
Net Money Market                         0.000     (0.002)    (0.001)     0.001      0.000
Transfers                                0.209      0.730     (0.143)    (0.178)    (0.538)    (0.557)    (0.137)
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                        1.236      1.849     (1.844)    (0.493)    (0.561)    (0.553)     0.189
Market                                   3.323      2.476      3.148     (1.710)    (2.974)    (5.099)    (4.476)
Acquisitions/addition of Assets
under Administration(1)                  0.043                            0.342
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                  17.754     22.080     23.384     21.523     17.987     15.871     13.700
                                       -------    -------    -------    -------    -------    -------    -------

Total Retail - Bal Beg-of-Year          19.005     25.879     30.297     30.807     28.130     28.130     25.107

Retail Sales-Annuities                   2.163      2.238      1.561      1.782      1.702      1.378      1.946
Retail Sales-Mutual Funds                1.218      1.913      2.153      2.578      1.522      1.174      1.430
Retail Sales-Managed Acct. &
Other                                    0.533      0.596      0.550      0.525      0.468      0.342      0.647
                                       -------    -------    -------    -------    -------    -------    -------
Total Retail Sales                       3.914      4.747      4.264      4.886      3.692      2.894      4.023
Redemptions                             (3.197)    (3.695)    (6.395)    (5.833)    (3.889)    (3.040)    (3.681)
Net Money Market                        (0.068)    (0.141)    (0.111)    (0.206)    (0.047)    (0.015)    (0.014)
Transfers                               (0.011)     0.862      0.034     (0.346)    (0.135)    (0.126)    (0.022)
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                        0.637      1.773     (2.208)    (1.499)    (0.379)    (0.287)     0.305
Market                                   3.647      2.647      2.720     (1.613)    (2.645)    (4.768)    (4.197)
Acquisitions/addition of Assets
under Administration(1)                  2.590                            0.435
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                  25.879     30.297     30.807     28.130     25.107     23.076     21.215
                                       -------    -------    -------    -------    -------    -------    -------

----------------------------------------------------------------------------------------------------------------

Institutional Fixed - Bal
Beg-of-Year                              3.580      5.708      6.955      6.936      6.111      6.111      5.490

Inflows                                  2.509      2.169      2.000      0.771      0.643      0.563      1.997
Withdrawals/Terminations                (0.787)    (1.242)    (1.699)    (1.973)    (1.228)    (1.037)    (0.708)
Transfers                                0.013     (0.074)    (0.001)    (0.005)     0.017      0.014      0.006
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows                           1.735      0.853      0.300     (1.207)    (0.568)    (0.460)     1.296
Market                                   0.343      0.394     (0.319)     0.382     (0.053)    (0.011)     0.421
Acquisitions                             0.051
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                   5.708      6.955      6.936      6.111      5.490      5.640      7.207
                                       -------    -------    -------    -------    -------    -------    -------
Institutional Equity - Bal
Beg-of-Year                             22.886     24.871     24.235     23.631     19.112     19.112     17.814

Inflows                                  2.465      3.840      5.248      2.730      3.182      2.567      1.873
Withdrawals/Terminations                (6.447)    (7.441)    (7.801)    (7.209)    (2.878)    (2.255)    (1.670)
Transfers                               (0.068)     0.047      0.011     (0.008)     0.036      0.020      0.036
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows                          (4.049)    (3.555)    (2.542)    (4.487)     0.340      0.332      0.238
Market                                   6.035      2.919      1.938     (0.032)    (1.638)    (3.203)    (3.118)
Acquisitions
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                  24.871     24.235     23.631     19.112     17.814     16.241     14.935
                                       -------    -------    -------    -------    -------    -------    -------
Total Institutional - Bal
Beg-of-Year                             26.465     30.579     31.191     30.568     25.223     25.223     23.304

Inflows                                  4.975      6.009      7.248      3.501      3.825      3.130      3.870
Withdrawals/Terminations                (7.234)    (8.683)    (9.500)    (9.182)    (4.106)    (3.292)    (2.378)
Transfers                               (0.055)    (0.027)     0.010     (0.014)     0.053      0.034      0.042
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows                          (2.314)    (2.702)    (2.242)    (5.694)    (0.228)    (0.128)     1.534
Market                                   6.377      3.313      1.619      0.350     (1.691)    (3.214)    (2.697)
Acquisitions                             0.051
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                  30.579     31.191     30.568     25.223     23.304     21.881     22.142
Total Retail/Institutional - At        -------    -------    -------    -------    -------    -------    -------
End-of-Year                             56.458     61.488     61.375     53.354     48.411     44.957     43.357
                                       -------    -------    -------    -------    -------    -------    -------
Insurance Assets - At End-of-Year       35.684     39.432     35.934     35.686     38.119     37.337     40.416
                                       -------    -------    -------    -------    -------    -------    -------
Total Assets Under Management
                                       -------    -------    -------    -------    -------    -------    -------
At End-of-Year                          92.142    100.920     97.309     89.040     86.530     82.294     83.773
                                       =======    =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration  for which the segment receives asset based revenues beginning in January of 2000. Net Cash Flows from
    Assets Under Administration are:                                      0.018      0.081      0.047      0.196



                                                                                              PAGE 29
                                             Investment Management
                                         Assets Under Management Roll
                                                    Forward
                                       Unaudited [Billions of Dollars]

                                           Dec        Mar        Jun        Sep        Dec        Mar
                                          1999       2000       2000       2000       2000       2001
                                       -------    -------    -------    -------    -------    -------
Retail Fixed - Bal-Beg-of-Qtr            7.680      7.424      7.057      6.764      6.631      6.606

Fund Sales                               0.181      0.168      0.166      0.223      0.212      0.248
Redemptions                             (0.403)    (0.456)    (0.339)    (0.328)    (0.277)    (0.261)
Net Money Market                        (0.030)    (0.067)    (0.058)    (0.031)    (0.051)     0.010
Transfers                                0.154     (0.102)    (0.046)    (0.031)     0.010      0.047
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.098)    (0.457)    (0.277)    (0.167)    (0.106)     0.044
Market                                  (0.158)    (0.003)    (0.017)     0.035      0.081      0.100
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.094      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    7.424      7.057      6.764      6.631      6.606      6.750
                                       -------    -------    -------    -------    -------    -------

Retail Equity - Bal-Beg-of-Qtr          20.873     23.383     24.478     23.496     24.047     21.523

Fund Sales                               0.894      1.234      0.884      0.927      1.071      0.916
Redemptions                             (1.120)    (1.565)    (0.989)    (1.040)    (0.837)    (0.911)
Net Money Market                         0.000      0.000      0.000      0.001      0.000      0.000
Transfers                               (0.086)    (0.091)     0.018     (0.036)    (0.069)    (0.070)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.312)    (0.423)    (0.087)    (0.148)     0.165     (0.064)
Market                                   2.822      1.176     (0.895)     0.699     (2.689)    (3.205)
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.342      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   23.383     24.478     23.496     24.047     21.523     18.254
                                       -------    -------    -------    -------    -------    -------

Total Retail - Bal-Beg-of-Qtr           28.553     30.807     31.535     30.260     30.679     28.130

Retail Sales-Annuities                   0.409      0.379      0.358      0.456      0.589      0.542
Retail Sales-Mutual Funds                0.587      0.876      0.586      0.554      0.562      0.484
Retail Sales-Managed Acct. &
Other                                    0.079      0.148      0.106      0.140      0.131      0.140
                                       -------    -------    -------    -------    -------    -------
Total Retail Sales                       1.075      1.403      1.050      1.150      1.283      1.166
Redemptions                             (1.523)    (2.021)    (1.329)    (1.368)    (1.114)    (1.172)
Net Money Market                        (0.030)    (0.067)    (0.058)    (0.030)    (0.051)     0.010
Transfers                                0.068     (0.193)    (0.027)    (0.067)    (0.059)    (0.023)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.410)    (0.879)    (0.364)    (0.315)     0.059     (0.019)
Market                                   2.664      1.173     (0.911)     0.734     (2.608)    (3.105)
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.435      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   30.807     31.535     30.260     30.679     28.130     25.004
                                       -------    -------    -------    -------    -------    -------

Institutional Fixed -
Bal-Beg-of-Qtr                           7.218      6.937      6.873      6.485      6.276      6.112

Inflows                                  0.420      0.180      0.148      0.308      0.135      0.310
Withdrawals/Terminations                (0.781)    (0.353)    (0.520)    (0.532)    (0.568)    (0.432)
Transfers                                0.001     (0.005)    (0.001)     0.000      0.001      0.003
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.360)    (0.178)    (0.373)    (0.224)    (0.433)    (0.119)
Market                                   0.079      0.114     (0.015)     0.015      0.269     (0.102)
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    6.937      6.873      6.485      6.276      6.112      5.891
                                       -------    -------    -------    -------    -------    -------
Institutional Equity -
Bal-Beg-of-Qtr                          23.098     23.631     20.304     20.241     19.044     19.113

Inflows                                  0.934      0.904      0.669      0.407      0.750      0.881
Withdrawals/Terminations                (2.043)    (3.333)    (1.354)    (1.154)    (1.368)    (1.199)
Transfers                               (0.010)    (0.004)     0.002     (0.013)     0.007      0.019
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (1.119)    (2.433)    (0.683)    (0.760)    (0.611)    (0.299)
Market                                   1.652     (0.894)     0.620     (0.438)     0.680     (1.502)
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   23.631     20.304     20.241     19.044     19.113     17.312
                                       -------    -------    -------    -------    -------    -------
Total Institutional -
Bal-Beg-of-Qtr                          30.316     30.568     27.177     26.726     25.320     25.225

Inflows                                  1.354      1.084      0.817      0.715      0.885      1.191
Withdrawals/Terminations                (2.824)    (3.686)    (1.874)    (1.686)    (1.936)    (1.631)
Transfers                               (0.009)    (0.009)     0.001     (0.012)     0.008      0.022
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (1.479)    (2.611)    (1.056)    (0.983)    (1.043)    (0.418)
Market                                   1.731     (0.780)     0.605     (0.423)     0.949     (1.604)
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   30.568     27.177     26.726     25.320     25.225     23.203
                                       -------    -------    -------    -------    -------    -------
Total Retail/Inst - At End-of-Qtr       61.375     58.712     56.986     55.998     53.355     48.208

Insurance Assets-End-of-Qtr             35.934     35.541     34.891     34.981     35.686     36.324

Total Assets Under Management          -------    -------    -------    -------    -------    -------
At End-of-Qtr                           97.309     94.253     91.877     90.979     89.041     84.532
                                       =======    =======    =======    =======    =======    =======
                                                    0.006      0.000      0.011      0.001      0.027


                                           Jun        Sep        Dec        Mar        Jun        Sep
                                          2001       2001       2001       2002       2002       2002
                                       -------    -------    -------    -------    -------    -------
Retail Fixed - Bal-Beg-of-Qtr            6.750      6.767      7.205      7.120      7.087      7.168

Fund Sales                               0.204      0.206      0.218      0.292      0.272      0.325
Redemptions                             (0.286)    (0.262)    (0.242)    (0.291)    (0.306)    (0.277)
Net Money Market                        (0.030)     0.005     (0.031)    (0.003)    (0.002)    (0.009)
Transfers                               (0.003)     0.388     (0.027)    (0.040)     0.021      0.134
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.115)     0.337     (0.083)    (0.042)    (0.015)     0.173
Market                                   0.131      0.101     (0.002)     0.009      0.096      0.174
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    6.767      7.205      7.120      7.087      7.168      7.515
                                       -------    -------    -------    -------    -------    -------

Retail Equity - Bal-Beg-of-Qtr          18.254     19.754     15.871     17.988     18.254     16.610

Fund Sales                               0.681      0.638      0.580      0.910      1.084      1.140
Redemptions                             (0.667)    (0.654)    (0.607)    (0.791)    (0.881)    (1.137)
Net Money Market                         0.000      0.000      0.000      0.000      0.000      0.000
Transfers                               (0.046)    (0.441)     0.019      0.014     (0.022)    (0.128)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.032)    (0.456)    (0.008)     0.133      0.182     (0.126)
Market                                   1.532     (3.427)     2.125      0.134     (1.826)    (2.785)
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   19.754     15.871     17.988     18.254     16.610     13.700
                                       -------    -------    -------    -------    -------    -------

Total Retail - Bal-Beg-of-Qtr           25.004     26.521     23.076     25.108     25.342     23.778

Retail Sales-Annuities                   0.403      0.434      0.324      0.590      0.601      0.756
Retail Sales-Mutual Funds                0.354      0.335      0.348      0.452      0.562      0.416
Retail Sales-Managed Acct. &
Other                                    0.127      0.074      0.126      0.160      0.194      0.293
                                       -------    -------    -------    -------    -------    -------
Total Retail Sales                       0.884      0.843      0.798      1.202      1.356      1.465
Redemptions                             (0.952)    (0.915)    (0.850)    (1.082)    (1.186)    (1.414)
Net Money Market                        (0.030)     0.005     (0.031)    (0.003)    (0.002)    (0.009)
Transfers                               (0.049)    (0.053)    (0.008)    (0.027)    (0.001)     0.006
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.148)    (0.120)    (0.091)     0.091      0.167      0.048
Market                                   1.663     (3.326)     2.123      0.143     (1.730)    (2.611)
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   26.521     23.076     25.108     25.342     23.778     21.215
                                       -------    -------    -------    -------    -------    -------

Institutional Fixed -
Bal-Beg-of-Qtr                           5.891      5.810      5.640      5.490      6.018      6.844

Inflows                                  0.233      0.020      0.080      0.804      0.663      0.530
Withdrawals/Terminations                (0.112)    (0.493)    (0.191)    (0.239)    (0.161)    (0.308)
Transfers                                0.010      0.001      0.002     (0.001)     0.000      0.007
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                           0.131     (0.472)    (0.109)     0.564      0.503      0.229
Market                                  (0.212)     0.302     (0.041)    (0.036)     0.323      0.134
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    5.810      5.640      5.490      6.018      6.844      7.207
                                       -------    -------    -------    -------    -------    -------
Institutional Equity -
Bal-Beg-of-Qtr                          17.312     18.406     16.241     17.814     18.641     18.116

Inflows                                  0.823      0.863      0.615      0.672      0.569      0.631
Withdrawals/Terminations                (0.501)    (0.555)    (0.624)    (0.512)    (0.635)    (0.523)
Transfers                               (0.008)     0.009      0.016      0.006      0.018      0.011
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                           0.314      0.317      0.007      0.166     (0.047)     0.120
Market                                   0.780     (2.482)     1.566      0.661     (0.477)    (3.301)
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   18.406     16.241     17.814     18.641     18.116     14.935
                                       -------    -------    -------    -------    -------    -------
Total Institutional -
Bal-Beg-of-Qtr                          23.203     24.216     21.881     23.304     24.659     24.960

Inflows                                  1.056      0.883      0.695      1.476      1.232      1.162
Withdrawals/Terminations                (0.613)    (1.048)    (0.815)    (0.751)    (0.796)    (0.831)
Transfers                                0.002      0.010      0.018      0.005      0.019      0.018
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                           0.445     (0.155)    (0.102)     0.730      0.455      0.349
Market                                   0.568     (2.180)     1.525      0.625     (0.154)    (3.167)
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   24.216     21.881     23.304     24.659     24.960     22.142
                                       -------    -------    -------    -------    -------    -------
Total Retail/Inst - At End-of-Qtr       50.736     44.957     48.412     50.001     48.738     43.357

Insurance Assets-End-of-Qtr             36.018     37.337     38.119     37.171     38.476     40.416

Total Assets Under Management          -------    -------    -------    -------    -------    -------
At End-of-Qtr                           86.754     82.294     86.531     87.172     87.214     83.773
                                       =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration  for which the segment receives asset based revenues beginning in January of 2000. Net Cash Flows from
    Assets Under Administration are:     0.013      0.007      0.034      0.090      0.061      0.045



                                                                                                         PAGE 30
                                                    Lincoln UK
                                                 Income Statements
                                          Unaudited [Millions of Dollars]
                                                                                                  YTD        YTD
                                                                                                  Sep        Sep
For the Year Ended December 31            1997       1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                                 145.4      156.6      145.1      148.4       46.1       34.2       36.5
Mortality assessments                     25.2       29.3       27.1       31.4       33.9       26.8       23.5
Expense assessments                      166.1      153.6      182.3      178.1      134.8      110.7       82.4
Other revenue and fees                     3.3       11.2       13.8        6.9        1.3        0.7        2.4
Net investment income                     85.1       87.9       75.3       70.3       64.8       49.6       45.5
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue                        425.2      438.6      443.6      435.0      280.9      222.0      190.3
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                 339.6      151.0      306.2      178.5       83.4       62.6       61.1
Underwriting, acquisition,
insurance and other expenses*:
Commissions                               58.4       52.6       54.5       37.7       10.8        8.9        4.8
Operating and administrative
expenses                                 159.5      125.8      153.0      140.5       80.0       56.0       54.5
                                       -------    -------    -------    -------    -------    -------    -------
Subtotal                                 217.9      178.5      207.4      178.2       90.8       64.8       59.3
Deferral of acquisition costs              -          -          -          -         (4.2)      (3.3)      (2.8)
DAC amortization                           -          -          -          -         38.5       32.6       26.9
                                       -------    -------    -------    -------    -------    -------    -------
DAC deferral net of amortization         (33.4)     (16.0)     (12.4)      (2.8)      34.3       29.3       24.2
PVIF amortization                          -         13.2       28.4        4.7       22.5       16.9       25.2
Other intangibles amortization             -          -          -          -          -          -          -
                                       -------    -------    -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses             184.5      175.6      223.5      180.0      147.6      111.1      108.7
Goodwill amortization                      -          6.3        7.0        4.0        0.6        0.5        -
Interest                                   -          -          -          -          -          -          -
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses          524.1      332.9      536.7      362.6      231.7      174.1      169.8
                                       -------    -------    -------    -------    -------    -------    -------
Income from Operations Before Tax        (99.0)     105.8      (93.1)      72.4       49.2       47.8       20.5

Federal income taxes                       9.3       34.8      (79.2)      11.3      (11.1)       7.1       (0.6)
                                       -------    -------    -------    -------    -------    -------    -------
Income from Operations                  (108.3)      70.9      (13.9)      61.0       60.2       40.7       21.1
                                       -------    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                                1.5        0.8        2.1        2.3        8.7        5.7        0.5
Restructuring charges                      0.0        0.0       (6.5)     (76.5)       0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes        (106.8)      71.7      (18.2)     (13.2)      68.9       46.4       21.5
Cumulative effect of accounting
changes                                                                                0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Net Income                              (106.8)      71.7      (18.2)     (13.2)      68.9       46.4       21.5
                                       =======    =======    =======    =======    =======    =======    =======
Inc from Oper -before Goodwill
Amort.                                  (108.3)      77.2       (6.9)      65.1       60.9       41.2       21.1
Net Income -before Goodwill
Amort.                                  (106.8)      78.0      (11.3)      (9.2)      69.6       46.9       21.5

Effective tax rate                       (9.4%)     32.9%      85.1%      15.7%     (22.5%)     14.8%      (3.0%)

Operating revenue                        425.2      438.6      443.6      435.0      280.9      222.0      190.3
Realized gains (losses) on
investments                                2.1        1.1        3.0        3.2       12.4        8.1        0.7
Gains(losses) on derivatives               0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Total Revenue                            427.3      439.7      446.6      438.2      293.3      230.1      190.9
                                       =======    =======    =======    =======    =======    =======    =======
Average capital                          618.1      517.7      551.2      488.2      559.7      559.1      498.5
Return on average capital               (17.5%)     13.7%      (2.5%)     12.5%      10.8%       9.7%       5.6%

----------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                                         635.0      635.0      587.3
Deferral                                                                               4.2        3.3        2.8
Amortization                                                                         (38.5)     (32.6)     (26.9)
                                                                                   -------    -------    -------
Operating                                                                            (34.3)     (29.3)     (24.2)
Foreign currency translation
adjustment                                                                           (16.0)      (8.8)      43.2
Other                                                                                  2.7       (7.2)     (34.6)
                                                                                   -------    -------    -------
Balance at end-of-year                                                               587.3      589.7      571.8
                                                                                   =======    =======    =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-year                                                         273.6      273.6      244.0
Amortization                                                                         (22.5)     (16.9)     (25.2)
Foreign currency translation
adjustment                                                                            (7.0)      (3.9)      18.0
Other                                                                              -------    -------    -------
Balance at end-of-year                                                               244.0      252.8      236.8
                                                                                   =======    =======    =======

* Does not include restructuring charges which is consistent with the definition of "Income from Operations"
  (see page 5).




                                                                                                PAGE 31
                                                  Lincoln UK
                                              Income Statements
                                      Unaudited [Millions of Dollars]

For the Quarter Ended                             Dec       Mar       Jun       Sep       Dec       Mar
                                                 1999      2000      2000      2000      2000      2001
                                              -------   -------   -------   -------   -------   -------
Operating Revenue
Premiums                                         38.7      39.0      36.3      32.5      40.5      12.8
Mortality assessments                             5.0       6.3       8.0       9.6       7.5       9.4
Expense assessments                              37.2      46.5      44.3      52.6      34.6      43.7
Other revenue and fees                            3.8       2.4       1.3       2.0       1.3       0.6
Net investment income                            17.7      18.9      18.5      16.1      16.7      17.9
                                              -------   -------   -------   -------   -------   -------
Operating Revenue                               102.4     113.2     108.4     112.8     100.6      84.4
                                              -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                        211.8      35.0      37.4      51.9      54.2      24.0
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                      14.8      13.8      11.1       9.3       3.5       3.0
Operating and administrative expenses            34.1      44.9      36.9      39.4      19.3      18.7
                                              -------   -------   -------   -------   -------   -------
Subtotal                                         48.9      58.8      48.0      48.7      22.7      21.7
Deferral of acquisition costs                     -         -         -         -         -        (0.9)
DAC amortization                                  -         -         -         -         -        14.6
                                              -------   -------   -------   -------   -------   -------
DAC deferral net of amortization                 (8.8)     (3.7)     (7.6)     (4.6)     13.1      13.7
PVIF amortization                                11.3       1.3       3.1       1.2      (0.9)      5.8
Other intangibles amortization                    -         -         -         -         -         -
                                              -------   -------   -------   -------   -------   -------
Total underwriting, acquisition,
insurance and other expenses                     51.4      56.4      43.5      45.2      34.9      41.1
Goodwill amortization                             3.3       1.3       1.3       1.2       0.2       0.2
Interest                                          -         -         -         -         -         -
                                              -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses                 266.6      92.8      82.2      98.3      89.3      65.3
                                              -------   -------   -------   -------   -------   -------

Income from Operations Before Tax              (164.2)     20.4      26.2      14.5      11.3      19.1

Federal income taxes                            (97.1)      4.7       6.9       3.9      (4.2)      4.7

                                              -------   -------   -------   -------   -------   -------
Income from Operations                          (67.1)     15.7      19.3      10.6      15.5      14.4
                                              -------   -------   -------   -------   -------   -------

Realized gains (losses) on
investments                                       1.0      (0.2)     (0.1)     (0.0)      2.6       0.4
Restructuring charges                            (6.5)      0.0       0.0     (40.5)    (36.1)      0.0
                                              -------   -------   -------   -------   -------   -------
Income before Accounting Changes                (72.6)     15.5      19.1     (29.9)    (17.9)     14.8
Cumulative effect of accounting
changes
                                              -------   -------   -------   -------   -------   -------
Net Income                                      (72.6)     15.5      19.1     (29.9)    (17.9)     14.8
                                              =======   =======   =======   =======   =======   =======

Inc from Oper -before Goodwill
Amort.                                          (63.8)     17.1      20.5      11.8      15.7      14.5
Net Income -before Goodwill
Amort.                                          (69.3)     16.8      20.4     (28.7)    (17.8)     14.9

Effective tax rate                              59.1%     22.9%     26.4%     27.2%    (37.1%)    24.6%

Operating revenue                               102.4     113.2     108.4     112.8     100.6      84.4
Realized gains (losses) on
investments                                       1.4      (0.4)     (0.2)     (0.0)      3.8       0.6
                                              -------   -------   -------   -------   -------   -------
Total Revenue                                   103.8     112.8     108.2     112.8     104.3      84.9
                                              =======   =======   =======   =======   =======   =======

Average capital                                 585.0     516.4     500.8     486.5     448.9     548.7
Return on average capital                      (45.9%)    12.2%     15.4%      8.7%     13.8%     10.5%

--------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                                                      635.0
Deferral                                                                                            0.9
Amortization                                                                                      (14.6)
                                              -------   -------   -------   -------   -------   -------
Operating                                                                                         (13.7)
Foreign currency translation
adjustment                                                                                        (32.4)
Other                                                                                              (3.8)
                                              -------   -------   -------   -------   -------   -------
Balance at end-of-year                                                                            585.1
                                              =======   =======   =======   =======   =======   =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-year                                                                      273.6
Amortization                                                                                       (5.8)
Foreign currency translation adjustment                                                           (14.0)
Other
                                              -------   -------   -------   -------   -------   -------
Balance at end-of-year                                                                            253.8
                                              =======   =======   =======   =======   =======   =======


For the Quarter Ended                             Jun       Sep       Dec       Mar       Jun       Sep
                                                 2001      2001      2001      2002      2002      2002
                                              -------   -------   -------   -------   -------   -------
Operating Revenue
Premiums                                          9.6      11.8      11.9      12.1      12.1      12.4
Mortality assessments                             8.9       8.5       7.1       6.5       8.3       8.7
Expense assessments                              31.4      35.5      24.1      25.3      27.8      29.4
Other revenue and fees                            0.1       0.0       0.6       0.3       0.0       2.0
Net investment income                            16.9      14.8      15.2      14.7      15.3      15.6
                                              -------   -------   -------   -------   -------   -------
Operating Revenue                                66.9      70.7      58.9      58.8      63.4      68.1
                                              -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                         17.9      20.7      20.8      18.3      19.0      23.8
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                       3.3       2.6       1.9       1.3       1.9       1.6
Operating and administrative expenses            17.6      19.7      24.1      16.6      18.3      19.6
                                              -------   -------   -------   -------   -------   -------
Subtotal                                         20.9      22.3      25.9      17.9      20.2      21.1
Deferral of acquisition costs                    (1.1)     (1.3)     (0.9)     (0.9)     (1.0)     (0.9)
DAC amortization                                  8.0       9.9       6.0       7.2       8.4      11.3
                                              -------   -------   -------   -------   -------   -------
DAC deferral net of amortization                  6.9       8.7       5.0       6.2       7.4      10.5
PVIF amortization                                 1.8       9.4       5.6       0.7      11.7      12.8
Other intangibles amortization                    -         -         -         -         -         -
                                              -------   -------   -------   -------   -------   -------
Total underwriting, acquisition,
insurance and other expenses                     29.7      40.3      36.5      24.9      39.3      44.5
Goodwill amortization                             0.2       0.2       0.2       -         -         -
Interest                                          -         -         -         -         -         -
                                              -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses                  47.7      61.1      57.5      43.2      58.4      68.3
                                              -------   -------   -------   -------   -------   -------

Income from Operations Before Tax                19.1       9.6       1.4      15.6       5.1      (0.2)

Federal income taxes                              2.9      (0.5)    (18.1)      1.1      (1.6)     (0.2)

                                              -------   -------   -------   -------   -------   -------
Income from Operations                           16.2      10.1      19.5      14.4       6.7      (0.0)
                                              -------   -------   -------   -------   -------   -------

Realized gains (losses) on
investments                                       1.4       3.9       3.0      (3.6)      3.2       0.9
Restructuring charges                             0.0       0.0       0.0       0.0       0.0       0.0
                                              -------   -------   -------   -------   -------   -------
Income before Accounting Changes                 17.6      14.0      22.5      10.8       9.8       0.8
Cumulative effect of accounting
changes                                                                                             0.0
                                              -------   -------   -------   -------   -------   -------
Net Income                                       17.6      14.0      22.5      10.8       9.8       0.8
                                              =======   =======   =======   =======   =======   =======

Inc from Oper -before Goodwill
Amort.                                           16.4      10.3      19.7      14.4       6.7      (0.0)
Net Income -before Goodwill
Amort.                                           17.8      14.2      22.7      10.8       9.8       0.8

Effective tax rate                              15.3%     (5.7%) (1337.4%)     7.3%    (31.3%)    88.2%

Operating revenue                                66.9      70.7      58.9      58.8      63.4      68.1
Realized gains (losses) on
investments                                       2.0       5.5       4.3      (5.1)      4.5       1.2
                                              -------   -------   -------   -------   -------   -------
Total Revenue                                    68.9      76.3      63.2      53.6      68.0      69.3
                                              =======   =======   =======   =======   =======   =======

Average capital                                 553.2     575.4     561.3     510.0     485.3     500.3
Return on average capital                       11.7%      7.0%     13.9%     11.3%      5.5%     (0.0%)

--------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                    585.1     583.4     589.7     587.3     569.4     591.0
Deferral                                          1.1       1.3       0.9       0.9       1.0       0.9
Amortization                                     (8.0)     (9.9)     (6.0)     (7.2)     (8.4)    (11.3)
                                              -------   -------   -------   -------   -------   -------
Operating                                        (6.9)     (8.7)     (5.0)     (6.2)     (7.5)    (10.5)
Foreign currency translation
adjustment                                       (0.2)     23.8      (7.2)    (12.2)     41.7      13.8
Other                                             5.4      (8.8)      9.9       0.5     (12.6)    (22.5)
                                              -------   -------   -------   -------   -------   -------
Balance at end-of-year                          583.4     589.7     587.3     569.4     591.0     571.8
                                              =======   =======   =======   =======   =======   =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-year                    253.8     251.9     252.8     244.0     238.3     243.9
Amortization                                     (1.8)     (9.4)     (5.6)     (0.7)    (11.7)    (12.8)
Foreign currency translation adjustment          (0.1)     10.3      (3.2)     (5.1)     17.4       5.7
Other
                                              -------   -------   -------   -------   -------   -------
Balance at end-of-year                          251.9     252.8     244.0     238.3     243.9     236.8
                                              =======   =======   =======   =======   =======   =======

* Does not include restructuring charges which is consistent with the definition of "Income from
  Operations" (see page 5).




                                                                                                          PAGE 32
                                                     Lincoln UK
                                                  Operational Data
                                          Unaudited [Millions of Dollars]
                                                                                                    YTD       YTD
                                                                                                    Sep       Sep
For the Year Ended December 31                   1997      1998      1999      2000      2001      2001      2002
                                              -------   -------   -------   -------   -------   -------   -------
Unit Linked Assets - Beg-of-Year
(Billions)                                      5.074     5.643     6.265     7.220     6.441     6.441     5.607

Deposits                                        0.569     0.473     0.537     0.554     0.481     0.370     0.349
Withdrawals (incl. chgs) & Deaths              (0.503)   (0.547)   (0.566)   (0.644)   (0.529)   (0.413)   (0.390)
                                              -------   -------   -------   -------   -------   -------   -------
Net Cash Flows                                  0.066    (0.074)   (0.029)   (0.090)   (0.048)   (0.044)   (0.041)
Inv Inc & Chg in Mkt Val                        0.682     0.662     1.154    (0.154)   (0.617)   (1.074)   (1.150)
Acq of new business/companies                   0.000     0.000     0.000     0.000     0.000     0.000     0.000
Foreign currency adjustment                    (0.179)    0.035    (0.170)   (0.536)   (0.169)   (0.106)    0.409
                                              -------   -------   -------   -------   -------   -------   -------
Unit Linked Assets - End-of-Year                5.643     6.265     7.220     6.441     5.607     5.218     4.825
                                              =======   =======   =======   =======   =======   =======   =======

Individual Life In-force
(Billions)                                     25.026    25.002    25.698    24.290    20.878    21.299    19.815

Exchange Rate - Dollars to Pounds
For-the-Period                                  1.644     1.658     1.617     1.518     1.441     1.439     1.481
End-of-Period                                   1.651     1.660     1.615     1.493     1.456     1.474     1.569


For the Quarter Ended                             Dec       Mar       Jun       Sep       Dec       Mar       Jun
                                                 1999      2000      2000      2000      2000      2001      2001
                                              -------   -------   -------   -------   -------   -------   -------
Unit Linked Assets
Balance-Beg-of-Quarter (Billions)               6.568     7.220     7.031     6.726     6.499     6.441     5.677

Deposits                                        0.156     0.159     0.134     0.145     0.116     0.132     0.111
Withdrawals (incl. chgs) & Deaths              (0.158)   (0.170)   (0.162)   (0.159)   (0.153)   (0.147)   (0.131)
                                              -------   -------   -------   -------   -------   -------   -------
Net Cash Flows                                 (0.002)   (0.011)   (0.028)   (0.014)   (0.037)   (0.015)   (0.020)
Inv Inc & Chg in Mkt Val                        0.784    (0.077)    0.047    (0.025)   (0.100)   (0.421)    0.115
Acq of new business/companies
Foreign currency adjustment                    (0.130)   (0.101)   (0.324)   (0.189)    0.078    (0.328)   (0.004)
                                              -------   -------   -------   -------   -------   -------   -------
Unit Linked Assets -
End-of-Quarter                                  7.220     7.031     6.726     6.499     6.441     5.677     5.768
                                              =======   =======   =======   =======   =======   =======   =======

Individual Life In-force
(Billions)                                     25.698    26.514    25.225    24.535    24.290    21.894    21.519

Exchange Rate - Dollars to Pounds
For-the-Quarter                                 1.625     1.599     1.536     1.482     1.454     1.455     1.421
End-of-Quarter                                  1.615     1.591     1.517     1.475     1.493     1.416     1.415


For the Quarter Ended                             Sep       Dec       Mar       Jun       Sep
                                                 2001      2001      2002      2002      2002
                                              -------   -------   -------   -------   -------
Unit Linked Assets
Balance-Beg-of-Quarter (Billions)               5.768     5.218     5.607     5.618     5.520

Deposits                                        0.128     0.111     0.114     0.115     0.119
Withdrawals (incl. chgs) & Deaths              (0.136)   (0.115)   (0.127)   (0.137)   (0.126)
                                              -------   -------   -------   -------   -------
Net Cash Flows                                 (0.009)   (0.004)   (0.013)   (0.022)   (0.006)
Inv Inc & Chg in Mkt Val                       (0.768)    0.457     0.141    (0.479)   (0.812)
Acq of new business/companies
Foreign currency adjustment                     0.226    (0.063)   (0.117)    0.403     0.123
                                              -------   -------   -------   -------   -------
Unit Linked Assets -
End-of-Quarter                                  5.218     5.607     5.618     5.520     4.825
                                              =======   =======   =======   =======   =======

Individual Life In-force
(Billions)                                     21.299    20.878    20.010    20.401    19.815

Exchange Rate - Dollars to Pounds
For-the-Quarter                                 1.442     1.448     1.423     1.464     1.555
End-of-Quarter                                  1.474     1.456     1.426     1.532     1.569




                                                                                                        PAGE 33
                                                           Other Operations
                                                     Unaudited [Millions of Dollars]
                                                                                                 YTD        YTD
                                                                                                 Sep        Sep
For the Year Ended December 31           1997       1998       1999       2000       2001       2001       2002
                                      -------    -------    -------    -------    -------    -------    -------
Revenue

Lincoln Financial Advisors              125.3      286.4      317.0      377.5      360.7      244.0      228.4
Lincoln Financial Distributors           20.5       33.5      107.5      119.9      113.4       78.4       90.5
                                      -------    -------    -------    -------    -------    -------    -------
Total Distribution                      145.8      319.9      424.4      497.4      474.0      322.4      318.9
Reinsurance                            1362.3     1581.2     1824.1     1770.6     1699.4     1433.8        0.0
Amortization of deferred gain on
indemnity reinsurance*                                                               20.4        0.0       68.3
Other [Including
Consolidating Adjustments]             (105.9)    (192.7)    (277.5)    (292.6)    (360.4)    (261.7)    (131.3)
                                      -------    -------    -------    -------    -------    -------    -------
Operating Revenue                      1402.2     1708.3     1971.0     1975.4     1833.4     1494.4      255.9
                                      -------    -------    -------    -------    -------    -------    -------

Realized gains (losses) on
investments                              42.1        0.5       14.4       (5.0)       8.2      (21.3)      23.1
Gains (losses) on derivatives                                                        (9.7)      (0.0)       0.6
Gain on sale of reinsurance
subsidiaries                                                                         12.8        0.0        0.0
                                      -------    -------    -------    -------    -------    -------    -------
Total Revenue                          1444.3     1708.9     1985.4     1970.4     1844.7     1473.0      279.6
                                      =======    =======    =======    =======    =======    =======    =======

Income (Loss)

Lincoln Financial Advisors               (5.3)     (23.7)     (20.8)     (11.7)     (15.9)     (23.3)     (24.8)
Lincoln Financial Distributors          (11.2)      (8.2)     (14.0)     (18.5)     (30.7)     (26.2)     (26.2)
                                      -------    -------    -------    -------    -------    -------    -------
Total Distribution                      (16.5)     (31.9)     (34.8)     (30.2)     (46.6)     (49.6)     (51.1)
Reinsurance                            (150.1)     104.9       40.1      122.5      128.8       98.1        0.0
Amortization of deferred gain on
indemnity reinsurance*                                                               12.9                  44.4
LNC Financing                           (31.6)     (51.5)     (83.5)     (84.9)     (77.9)     (63.2)     (29.4)
Other Corporate                         (25.1)     (17.5)      (5.0)     (15.4)      (2.4)       3.0       (0.4)
                                      -------    -------    -------    -------    -------    -------    -------
Inc (Loss) from Operations             (223.3)       4.0      (83.1)      (8.0)      14.8      (11.7)     (36.5)
                                      -------    -------    -------    -------    -------    -------    -------

Realized gains (losses) on
investments                              24.9        2.7       10.2       (3.2)       5.9      (13.8)      15.9
Gains (losses) on derivatives                                                        (6.3)      (0.0)       0.4
Gain on sale of reinsurance
subsidiaries                                                                         15.0        0.0        0.0
Reserve increase on business sold
through reinsurance                                                                                      (190.8)
Restructuring charges                     0.0      (14.3)      (3.2)       1.0      (19.5)      (1.2)       1.1
                                      -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes       (198.4)      (7.6)     (76.1)     (10.2)       9.9      (26.8)    (210.0)
Cumulative effect of accounting
changes                                                                              (2.7)      (2.7)       0.0
                                      -------    -------    -------    -------    -------    -------    -------
Total Net Income (Loss)                (198.4)      (7.6)     (76.1)     (10.2)       7.2      (29.4)    (210.0)
                                      =======    =======    =======    =======    =======    =======    =======


                                          Dec        Mar        Jun        Sep        Dec        Mar
For the Quarter Ended                    1999       2000       2000       2000       2000       2001
                                      -------    -------    -------    -------    -------    -------
Revenue
Lincoln Financial Advisors              104.0       86.4       90.0       91.3      109.8       81.2
Lincoln Financial Distributors           34.2       29.3       28.1       27.5       35.0       25.7
                                      -------    -------    -------    -------    -------    -------
Total Distribution                      138.2      115.8      118.1      118.8      144.8      106.9
Reinsurance                             575.1      392.7      458.9      457.9      461.0      515.1
Amortization of deferred gain on
indemnity reinsurance*
Other [Including
Consolidating Adjustments]             (147.0)     (67.6)     (86.7)     (79.2)     (59.2)     (80.5)
                                      -------    -------    -------    -------    -------    -------
Operating Revenue                       566.4      440.9      490.3      497.5      546.6      541.5
                                      -------    -------    -------    -------    -------    -------

Realized gains (losses) on
investments                               0.0       (0.8)      (1.3)      (3.4)       0.4      (10.0)
Gains (losses) on derivatives                                                                    0.1
Gain on sale of reinsurance
subsidiaries
                                      -------    -------    -------    -------    -------    -------
Total Revenue                           566.4      440.2      489.0      494.1      547.0      531.6
                                      =======    =======    =======    =======    =======    =======


Income (Loss)

Lincoln Financial Advisors                2.7       (7.4)      (2.9)      (3.1)       1.6       (6.8)
Lincoln Financial Distributors           (3.7)      (3.3)      (5.2)      (5.0)      (5.1)      (6.9)
                                      -------    -------    -------    -------    -------    -------
Total Distribution                       (1.0)     (10.7)      (8.1)      (8.0)      (3.4)     (13.8)
Reinsurance                             (19.5)      31.9       25.8       28.2       36.6       46.8
Amortization of deferred gain on
indemnity reinsurance*                    0.0        0.0        0.0        0.0        0.0        0.0
LNC Financing                           (21.6)     (21.9)     (22.2)     (20.9)     (19.8)     (21.7)
Other Corporate                          (1.4)      (5.7)      (1.5)       1.6       (9.8)      (0.5)
                                      -------    -------    -------    -------    -------    -------
Inc (Loss) from Oper                    (43.5)      (6.5)      (5.9)       0.9        3.5       10.9
                                      -------    -------    -------    -------    -------    -------

Realized gains (losses) on
investments                               1.3       (0.4)      (0.8)      (3.2)       1.2       (6.5)
Gains (losses) on derivatives                                                                    0.1
Gain on sale of reinsurance
subsidiaries                                                                                     0.0
Reserve increase on business
sold through reinsurance
Restructuring charges                                                                 1.0        0.0
                                      -------    -------    -------    -------    -------    -------
Income before Accounting Changes        (42.2)      (6.8)      (6.8)      (2.3)       5.7        4.4
Cumulative effect of accounting
changes                                                                                         (0.4)
                                      -------    -------    -------    -------    -------    -------
Total Net Income (Loss)                 (42.2)      (6.8)      (6.8)      (2.3)       5.7        4.0
                                      =======    =======    =======    =======    =======    =======


                                          Jun        Sep        Dec        Mar        Jun        Sep
For the Quarter Ended                    2001       2001       2001       2002       2002       2002
                                      -------    -------    -------    -------    -------    -------
Revenue
Lincoln Financial Advisors               83.8       78.9      116.7       75.9       78.1       74.4
Lincoln Financial Distributors           20.7       32.0       35.0       29.4       29.3       31.8
                                      -------    -------    -------    -------    -------    -------
Total Distribution                      104.5      111.0      151.7      105.3      107.4      106.2
Reinsurance                             451.4      467.4      265.6        0.0        0.0        0.0
Amortization of deferred gain on
indemnity reinsurance*                                         20.4       24.1       22.1       22.1
Other [Including
Consolidating Adjustments]             (105.2)     (76.0)     (98.7)     (32.2)     (33.4)     (65.6)
                                      -------    -------    -------    -------    -------    -------
Operating Revenue                       450.7      502.3      339.0       97.1       96.1       62.7
                                      -------    -------    -------    -------    -------    -------

Realized gains (losses) on
investments                               1.4      (12.8)      29.5       (4.9)      (3.8)      31.8
Gains (losses) on derivatives            (0.1)      (0.0)      (9.7)       0.1       (0.1)       0.6
Gain on sale of reinsurance
subsidiaries                                                   12.8        0.0        0.0        0.0
                                      -------    -------    -------    -------    -------    -------
Total Revenue                           452.0      489.5      371.7       92.3       92.2       95.1
                                      =======    =======    =======    =======    =======    =======


Income (Loss)

Lincoln Financial Advisors              (12.3)      (4.2)       7.4       (9.1)      (7.7)      (8.0)
Lincoln Financial Distributors          (11.5)      (7.8)      (4.5)      (6.2)      (7.3)     (12.7)
                                      -------    -------    -------    -------    -------    -------
Total Distribution                      (23.8)     (12.0)       3.0      (15.4)     (15.0)     (20.7)
Reinsurance                              34.1       17.2       30.7        0.0        0.0        0.0
Amortization of deferred gain on
indemnity reinsurance*                    0.0        0.0       12.9       15.7       14.4       14.4
LNC Financing                           (22.0)     (19.5)     (14.7)      (8.2)      (9.6)     (11.6)
Other Corporate                           2.0        1.5       (5.3)      (4.1)       2.9        0.7
                                      -------    -------    -------    -------    -------    -------
Inc (Loss) from Oper                     (9.7)     (12.9)      26.5      (12.0)      (7.3)     (17.2)
                                      -------    -------    -------    -------    -------    -------

Realized gains (losses) on
investments                               1.0       (8.3)      19.7       (3.3)      (2.4)      21.6
Gains (losses) on derivatives            (0.1)      (0.0)      (6.3)       0.1       (0.1)       0.4
Gain on sale of reinsurance
subsidiaries                              0.0        0.0       15.0        0.0        0.0        0.0
Reserve increase on business
sold through reinsurance                                                            (14.4)    (176.4)
Restructuring charges                    (1.2)       0.0      (18.3)       0.0        0.0        1.1
                                      -------    -------    -------    -------    -------    -------
Income before Accounting Changes        (10.0)     (21.2)      36.7      (15.2)     (24.2)    (170.6)
Cumulative effect of accounting
changes                                  (2.2)       0.0       (0.0)       0.0        0.0        0.0
                                      -------    -------    -------    -------    -------    -------
Total Net Income (Loss)                 (12.2)     (21.2)      36.7      (15.2)     (24.2)    (170.6)
                                      =======    =======    =======    =======    =======    =======

*  The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.



                                                                                                         PAGE 34
                                              Consolidated Domestic Retail
                                               Deposits/Account Balances
                                            Unaudited [Billions of Dollars]
                                                                                                  YTD        YTD
                                                                                                  Sep        Sep
                                          1997       1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------    -------
Deposits - For the Year

Lincoln Retirement - Fixed
Annuities                                1.632      1.452      2.563      2.074      3.342      2.124      2.850
Lincoln Retirement - Variable
Annuities                                2.695      2.791      2.553      3.165      3.067      2.274      2.198
Lincoln Retirement - Life
Insurance                                0.000      0.000      0.017      0.014      0.012      0.010
Life Insurance Segment - Life
Insurance                                0.384      1.207      1.698      1.884      1.934      1.328      1.502
Inv Mgmt - Annuities                     2.163      2.238      1.561      1.782      1.702      1.378      1.946
Inv Mgmt - Mutual Funds(1)               1.218      1.913      2.153      2.578      1.522      1.174      1.430
Inv Mgmt - Wrap Fee & Other              0.533      0.596      0.550      0.525      0.468      0.342      0.647
Consolidating Adjustments               (0.966)    (1.041)    (0.499)    (0.406)    (1.039)    (0.759)    (1.184)
                                       -------    -------    -------    -------    -------    -------    -------
Gross Deposits                           7.658      9.157     10.597     11.617     11.008      7.871      9.389

Account Balances - End of Year
Lincoln Retirement - Fixed
Annuities                               15.458     16.505     16.791     15.394     16.491
Lincoln Retirement - Variable
Annuities                               27.346     33.358     41.493     39.427     34.638
Lincoln Retirement - Life
Insurance                                                      0.155      0.160      0.149
Life Insurance Segment - Life
Insurance                                3.038      9.243     10.217     10.847     11.377
Inv Mgmt - Annuities                    10.991     14.257     15.557     13.527     11.835
Inv Mgmt - Mutual Funds(1)              12.484     13.528     13.632     13.261     11.552
Inv Mgmt - Wrap Fee & Other              2.403      2.512      1.618      1.342      1.719
Consolidating Adjustments               (6.806)    (8.891)    (9.175)    (7.753)    (6.717)
                                       -------    -------    -------    -------    -------    -------    -------
Account Balances                        64.914     80.512     90.288     86.205     81.044


                                          Dec        Mar        Jun        Sep        Dec        Mar
                                         1999       2000       2000       2000       2000       2001
                                      -------    -------    -------    -------    -------    -------
Deposits -  For the Quarter
Lincoln Retirement - Fixed
Annuities                               0.741      0.589      0.490      0.513      0.482      0.560
Lincoln Retirement - Variable
Annuities                               0.634      0.797      0.793      0.729      0.846      0.887
Lincoln Retirement - Life
Insurance                               0.005      0.003      0.003      0.004      0.004      0.003
Life Insurance Segment - Life
Insurance                               0.526      0.424      0.411      0.428      0.622      0.418
Inv Mgmt - Annuities                    0.409      0.379      0.358      0.456      0.589      0.542
Inv Mgmt - Mutual Funds(1)              0.587      0.876      0.586      0.554      0.562      0.484
Inv Mgmt - Managed Acct. & Other        0.079      0.148      0.106      0.140      0.131      0.140
Consolidating Adjustments              (0.118)    (0.099)    (0.062)    (0.100)    (0.145)    (0.262)
                                      -------    -------    -------    -------    -------    -------
Gross Deposits                          2.864      3.116      2.685      2.724      3.091      2.771
                                      -------    -------    -------    -------    -------    -------

Account Balances - End of Quarter
Lincoln Retirement - Fixed
Annuities                              16.791     16.244     15.884     15.660     15.394     15.430
Lincoln Retirement - Variable
Annuities                              41.493     44.640     43.097     42.743     39.427     34.733
Lincoln Retirement - Life
Insurance                               0.155      0.169      0.165      0.166      0.160      0.147
Life Insurance Segment - Life
Insurance                              10.217     10.470     10.538     10.716     10.847     10.764
Inv Mgmt - Annuities                   15.557     15.557     14.888     14.853     13.527     11.822
Inv Mgmt - Mutual Funds(1)             13.632     14.671     14.069     14.571     13.261     11.530
Inv Mgmt - Managed Acct. & Other        1.618      1.309      1.304      1.256      1.342      1.653
Consolidating Adjustments              (9.175)    (8.768)    (8.419)    (8.644)    (7.753)    (6.834)
                                      -------    -------    -------    -------    -------    -------
Account Balances                       90.288     94.292     91.526     91.322     86.205     79.245
                                      -------    -------    -------    -------    -------    -------


                                          Jun        Sep        Dec        Mar        Jun        Sep
                                         2001       2001       2001       2002       2002       2002
                                      -------    -------    -------    -------    -------    -------
Deposits -  For the Quarter
Lincoln Retirement - Fixed
Annuities                               0.668      0.896      1.218      0.906      0.853      1.091
Lincoln Retirement - Variable
Annuities                               0.703      0.684      0.793      0.808      0.787      0.603
Lincoln Retirement - Life
Insurance                               0.004      0.003      0.002
Life Insurance Segment - Life
Insurance                               0.477      0.434      0.605      0.440      0.577      0.484
Inv Mgmt - Annuities                    0.403      0.434      0.324      0.590      0.601      0.756
Inv Mgmt - Mutual Funds(1)              0.354      0.335      0.348      0.452      0.562      0.416
Inv Mgmt - Managed Acct. & Other        0.127      0.074      0.126      0.160      0.194      0.293
Consolidating Adjustments              (0.202)    (0.295)    (0.279)    (0.309)    (0.371)    (0.504)
                                      -------     ------    -------    -------    -------    -------
Gross Deposits                          2.534      2.566      3.137      3.047      3.203      3.139
                                      -------     ------    -------    -------    -------    -------

Account Balances - End of Quarter
Lincoln Retirement - Fixed
Annuities                              15.551     16.051     16.491     16.533     16.909     17.649
Lincoln Retirement - Variable
Annuities                              36.961     30.506     34.638     35.150     31.206     25.942
Lincoln Retirement - Life
Insurance                               0.157      0.134      0.149
Life Insurance Segment - Life
Insurance                              11.066     10.939     11.377     11.667     11.759     11.726
Inv Mgmt - Annuities                   12.532     10.714     11.835     11.920     10.896      9.327
Inv Mgmt - Mutual Funds(1)             12.215     10.726     11.552     11.597     11.033     10.069
Inv Mgmt - Managed Acct. & Other        1.774      1.635      1.719      1.821      1.847      1.820
Consolidating Adjustments              (7.007)    (6.023)    (6.717)    (6.684)    (6.007)    (4.875)
                                      -------     ------    -------    -------    -------    -------
Account Balances                       83.250     74.682     81.044     82.005     77.644     71.658
                                      -------     ------    -------    -------    -------    -------

-----------------------------------------------------------------------------------------------------------------


                                                            Total Domestic Net Flows
                                                        Unaudited [Billions of Dollars]

                                                                                       YTD        YTD
                                                                                       Sep        Sep
For the Year                              1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------
Lincoln Retirement                      (1.244)    (1.165)    (2.874)     0.105     (0.526)     0.380
Life Insurance Segment                   0.113      0.985      1.158      1.163      0.780      0.918
Investment Management Segment-
Retail(1)                                1.772     (2.209)    (1.499)    (0.379)    (0.287)     0.305
Consolidating Adjustments               (0.158)     1.276      1.406     (0.150)    (0.097)     0.247)
                                       -------    -------    -------    -------    -------    -------
Total Retail Net Flows                   0.483     (1.114)    (1.810)     0.739     (0.129)     1.357

Investment Management Segment-
Institutional                           (2.702)    (2.240)    (5.694)    (0.228)    (0.128)     1.534
                                       -------    -------    -------    -------    -------    -------
Total Net Flows                         (2.219)    (3.354)    (7.504)     0.511     (0.257)     2.891
                                       -------    -------    -------    -------    -------    -------


                                           Dec        Mar        Jun        Sep        Dec        Mar
For the Quarter                           1999       2000       2000       2000       2000       2001
                                       -------    -------    -------    -------    -------    -------
Lincoln Retirement                      (0.490)    (0.700)    (0.682)    (0.812)    (0.681)    (0.590)
Life Insurance Segment                   0.327      0.242      0.235      0.277      0.404      0.237
Investment Management Segment-
Retail(1)                               (0.410)    (0.879)    (0.364)    (0.315)     0.059     (0.019)
Consolidating Adjustments                0.463      0.717      0.342      0.194      0.152      0.019
                                       -------    -------    -------    -------    -------    -------
Total Retail Net Flows                  (0.111)    (0.620)    (0.470)    (0.657)    (0.065)    (0.354)

Investment Management Segment-
Instit.                                 (1.479)    (2.611)    (1.056)    (0.983)    (1.043)    (0.418)
                                       -------    -------    -------    -------    -------    -------
Total Net Flows                         (1.590)    (3.231)    (1.526)    (1.640)    (1.109)    (0.772)
                                       -------    -------    -------    -------    -------    -------


                                           Jun        Sep        Dec        Mar        Jun        Sep
                                          2001       2001       2001       2002       2002       2002
                                       -------    -------    -------    -------    -------    -------
Lincoln Retirement                      (0.196)     0.261      0.631      0.088      0.223      0.069
Life Insurance Segment                   0.304      0.239      0.383      0.236      0.385      0.297
Investment Management Segment-
Retail(1)                               (0.148)    (0.120)    (0.091)     0.091      0.167      0.048
Consolidating Adjustments               (0.034)    (0.081)    (0.053)    (0.037)    (0.086)    (0.124)
                                       -------    -------    -------    -------    -------    -------
Total Retail Net Flows                  (0.074)     0.299      0.871      0.378      0.688      0.290

Investment Management Segment-
Instit.                                  0.445     (0.155)    (0.102)     0.730      0.455      0.349
                                       -------    -------    -------    -------    -------    -------
Total Net Flows                          0.371      0.144      0.769      1.108      1.143      0.639
                                       -------    -------    -------    -------    -------    -------

NOTE: Excludes amounts reported as Assets Under Management - Insurance Assets

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on pages 28 and 29.




                                                                                              PAGE 35

                                         Consolidated Investment Data -
                                                 Assets Managed
                                        Unaudited [Billions of Dollars]

December 31                                          1997       1998       1999       2000       2001
                                                  -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                          24.066     30.233     27.689     27.450     28.346
Equity securities                                   0.660      0.543      0.604      0.550      0.470
Other investments                                   5.092      7.154      7.286      7.369      7.297
                                                  -------    -------    -------    -------    -------
Total LNC Investments(1)                           29.819     37.929     35.578     35.369     36.113
Separate accounts                                  37.139     43.409     53.654     50.580     44.833
Cash and Invested Cash                              3.795      2.433      1.896      1.927      3.095
Discontinued Operations                           -------    -------    -------    -------    -------
Total LNC                                          70.752     83.772     91.128     87.876     84.042
                                                  -------    -------    -------    -------    -------
Non-affiliate assets managed                       48.331     50.061     49.314     43.397     42.199
                                                  -------    -------    -------    -------    -------
Total Assets Managed                              119.083    133.833    140.443    131.273    126.241
                                                  =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)                   56.457     61.488     61.374     53.354     48.411
(See page 22 for additional
detail)
DLIA-Corp                                          35.684     39.432     35.934     35.686     38.119
(Assets managed internally-see
page 22)
Lincoln (UK)                                        6.775      7.573      8.589      7.873      6.847
Policy Loans (within business
units)                                              0.763      1.840      1.892      1.961      1.940
Non-LNC Affiliates                                 19.404     23.500     32.654     32.399     30.924
                                                  -------    -------    -------    -------    -------
Total Assets Managed                              119.083    133.833    140.443    131.273    126.241
                                                  =======    =======    =======    =======    =======

                                           Dec        Mar        Jun        Sep        Dec        Mar
End of Quarter                            1999       2000       2000       2000       2000       2001
                                       -------    -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities               27.689     27.745     27.078     27.264     27.450     27.811
Equity securities                        0.604      0.588      0.560      0.570      0.550      0.560
Other investments                        7.286      7.442      7.419      7.471      7.369      7.374
                                       -------    -------    -------    -------    -------    -------
Total LNC Investments(1)                35.578     35.775     35.057     35.305     35.369     35.744
Separate accounts                       53.654     56.908     54.924     54.411     50.580     44.506
Cash and invested cash                   1.896      1.510      1.619      1.436      1.927      2.015
                                       -------    -------    -------    -------    -------    -------
Total LNC                               91.128     94.192     91.601     91.152     87.876     82.266
                                       -------    -------    -------    -------    -------    -------

Non-affiliate assets managed            49.314     47.150     45.945     45.119     43.397     41.904

                                       -------    -------    -------    -------    -------    -------
Total Assets Managed                   140.443    141.342    137.546    136.271    131.273    124.170
                                       =======    =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)        61.375     58.712     56.986     55.998     53.355     48.208
(See page 23 for additional
detail)
DLIA-Corp                               35.934     35.541     34.891     34.981     35.686     36.324
(Assets managed internally-see
page 23)
Lincoln (UK)                             8.589      8.423      8.058      7.838      7.873      7.012
Policy Loans (within business
units)                                   1.892      1.896      1.915      1.936      1.961      1.947
Non-LNC Affiliates                      32.653     36.770     35.696     35.518     32.397     30.680
                                       -------    -------    -------    -------    -------    -------
Total Assets Managed                   140.443    141.342    137.546    136.271    131.273    124.170
                                       =======    =======    =======    =======    =======    =======

                                           Jun        Sep        Dec        Mar        Jun        Sep
End of Quarter                            2001       2001       2001       2002       2002       2002
                                       -------    -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities               27.874     28.932     28.346     28.841     29.725     32.037
Equity securities                        0.534      0.478      0.470      0.439      0.419      0.397
Other investments                        7.388      7.379      7.297      7.084      7.016      6.928
                                       -------    -------    -------    -------    -------    -------
Total LNC Investments(1)                35.796     36.788     36.113     36.363     37.160     39.363
Separate accounts                       47.140     39.480     44.833     44.917     40.580     34.069
Cash and invested cash                   1.502      1.996      3.095      1.700      2.265      1.600
                                       -------    -------    -------    -------    -------    -------
Total LNC                               84.438     78.264     84.042     82.979     80.005     75.031
                                       -------    -------    -------    -------    -------    -------

Non-affiliate assets managed            44.069     39.198     42.199     43.708     43.031     38.506

                                       -------    -------    -------    -------    -------    -------
Total Assets Managed                   128.507    117.462    126.241    126.687    123.036    113.538
                                       =======    =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)        50.736     44.957     48.412     50.001     48.738     43.357
(See page 23 for additional
detail)
DLIA-Corp                               36.018     37.337     38.119     37.171     38.476     40.416
(Assets managed internally-see
page 23)
Lincoln (UK)                             7.027      6.474      6.847      6.772      6.753      6.068
Policy Loans (within business
units)                                   1.947      1.943      1.940      1.918      1.906      1.899
Non-LNC Affiliates                      32.778     26.751     30.923     30.825     27.163     21.798
                                       -------    -------    -------    -------    -------    -------
Total Assets Managed                   128.507    117.462    126.241    126.687    123.036    113.538
                                       =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on pages 28 and 29.



                                                                                               PAGE 36
                                         Consolidated Investment Data
                                        Unaudited [Millions of Dollars
                                               except as noted]

For the Year Ended December 31                                                                    1997
                                                                                               -------
Net Investment Income

Fixed Maturity Securities                                                                       1832.1
Equity Securities                                                                                 19.1
Mortgage loans on real estate                                                                    279.2
Real estate                                                                                       99.4
Policy loans                                                                                      44.5
Invested cash                                                                                    102.4
Other investments                                                                                 20.6
                                                                                               -------
Investment revenue                                                                              2397.3
Investment expense                                                                               146.6

                                                                                               -------
Net Investment Income                                                                           2250.8
                                                                                               -------
Gross-up of Tax Exempt Income                                                                     12.7
                                                                                               -------
Adjusted Net Invest Income                                                                      2263.5
                                                                                               =======

Mean Invested Assets (Cost Basis)                                                              30337.3

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                                                                        7.46%

Investment Gains

Realized Gains (Losses) on
Investments                                                                                       72.9
Gains(Losses) on Derivatives                                                                       0.0

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)                                                                   159.6
Incr (Decr) on Derivatives*
Incr (Decr) in Foreign Exchange                                                                  (20.3)
Incr (Decr) in minimum pension
liability

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)                                                                     24.066
Fixed Maturity Sec (Adjusted
Cost)                                                                                           22.624

Equity Securities (Market)                                                                       0.660
Equity Securities (Adjusted Cost)                                                                0.518

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                                                                               27.6%
AA or better                                                                                     35.1%
BB or less                                                                                        7.3%


                                                                                        YTD        YTD
                                                                                        Sep        Sep
For the Year Ended December 31             1998       1999       2000       2001       2001       2002
                                        -------    -------    -------    -------    -------    -------
Net Investment Income

Fixed Maturity Securities                2065.8     2232.9     2148.7     2121.0     1590.9     1580.0
Equity Securities                          22.8       20.1       19.5       17.6       12.5       10.3
Mortgage loans on real estate             383.6      369.2      373.8      374.5      282.2      270.5
Real estate                                86.8       64.1       51.8       49.5       38.6       34.2
Policy loans                               99.5      116.5      125.0      125.3       93.8       92.5
Invested cash                             156.8      110.3       87.2       68.4       57.1       29.4
Other investments                          88.4       51.8       66.8       69.5       66.1       16.5
                                        -------    -------    -------    -------    -------    -------
Investment revenue                       2903.7     2964.8     2872.8     2825.8     2140.9     2033.1
Investment expense                        222.3      157.3      125.7      146.2      108.0       87.1

                                        -------    -------    -------    -------    -------    -------
Net Investment Income                    2681.4     2807.5     2747.1     2679.6     2033.0     1946.1
                                        -------    -------    -------    -------    -------    -------
Gross-up of Tax Exempt Income              11.6        8.1        7.8        7.2        5.0        5.0
                                        -------    -------    -------    -------    -------    -------
Adjusted Net Invest Income               2693.0     2815.6     2754.9     2686.8     2038.0     1951.2
                                        =======    =======    =======    =======    =======    =======

Mean Invested Assets (Cost Basis)       36573.8    39027.5    37471.3    37616.9    37339.4    38527.0

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                 7.36%      7.21%      7.35%      7.14%      7.28%      6.75%

Investment Gains

Realized Gains (Losses) on
Investments                                13.7        3.8      (17.5)     (68.7)     (48.6)    (143.9)
Gains(Losses) on Derivatives                0.0        0.0        0.0       (4.9)      (0.2)       0.5

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)            116.4    (1018.1)     477.7      183.7      236.0      621.8
Incr (Decr) on Derivatives*                                                 21.4       20.2        5.9
Incr (Decr) in Foreign Exchange             3.8      (19.9)      (8.1)     (30.0)     (15.0)      43.4
Incr (Decr) in minimum pension
liability                                                                  (36.0)       0.0        0.7

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)              30.233     27.689     27.450     28.346     28.932     32.037
Fixed Maturity Sec (Adjusted
Cost)                                    28.640     28.357     27.373     27.956     28.253     30.419

Equity Securities (Market)                0.543      0.604      0.550      0.470      0.478      0.397
Equity Securities (Adjusted Cost)         0.437      0.482      0.458      0.444      0.453      0.374

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                        25.6%      22.8%      22.1%      17.2%      17.9%      20.0%
AA or better                              32.6%      29.8%      29.2%      23.6%      24.3%      26.7%
BB or less                                 7.0%       8.0%       6.7%       8.3%       7.2%       6.6%

------------------------------------------------------------------------------------------------------


                                            Dec        Mar        Jun        Sep        Dec        Mar
For the Quarter Ended                      1999       2000       2000       2000       2000       2001
                                        -------    -------    -------    -------    -------    -------
Net Investment Income

Fixed Maturity Securities                 548.0      541.3      544.4      525.3      537.7      526.9
Equity Securities                           6.9        3.7        5.7        3.6        6.5        1.0
Mortgage loans on real estate              94.5       92.0       95.1       94.4       92.3       95.7
Real estate                                12.5       11.2       12.5       11.8       16.3       12.8
Policy loans                               29.9       30.7       30.9       30.5       32.9       31.4
Invested cash                              22.0       27.2       15.1       26.5       18.4       22.5
Other investments                          20.9       35.1        2.0       26.9        2.9       19.6
                                        -------    -------    -------    -------    -------    -------
Investment revenue                        734.9      741.1      705.7      719.1      706.9      709.9
Investment expense                         34.8       30.0       31.8       29.0       34.8       36.1
                                        -------    -------    -------    -------    -------    -------
Net Investment Income                     700.1      711.1      673.8      690.0      672.1      673.7
                                        -------    -------    -------    -------    -------    -------

Gross-up of Tax Exempt Income               2.6        1.5        2.3        1.4        2.6        0.5
                                        -------    -------    -------    -------    -------    -------
Adjusted Net Invest Income                702.7      712.6      676.1      691.5      674.7      674.2
                                        =======    =======    =======    =======    =======    =======

Mean Invested Assets (Cost Basis)       38438.6    38237.4    37306.1    37250.8    37090.8    37238.0

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                 7.31%      7.45%      7.25%      7.43%      7.28%      7.24%

Investment Gains

Realized Gains (Losses) on
Investments                                 1.6       (0.4)      (6.7)     (11.6)       1.2      (13.4)
Gains (Losses) on Derivatives               0.0        0.0        0.0        0.0        0.0       (0.1)

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)           (361.9)      54.5     (145.4)     218.8      349.8      178.4
Incr (Decr) on Derivatives*                                        .2        1.2        0.0        4.6
Incr (Decr) in Foreign Exchange           (10.2)      (7.3)      (0.9)      (2.0)       2.0      (17.8)
Incr (Decr) in minimum pension
liability                                                       (36.0)       0.7       (2.6)       2.6

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)              27.689     27.745     27.078     27.264     27.450     27.811
Fixed Maturity Sec (Adjusted
Cost)                                    28.357     28.295     27.788     27.727     27.373     27.367

Equity Securities (Market)                0.604      0.588      0.560      0.570      0.550      0.560
Equity Securities (Adjusted Cost)         0.482      0.475      0.446      0.450      0.458      0.507

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                        22.8%      22.7%      22.3%      22.3%      22.1%      20.3%
AA or better                              29.8%      29.5%      29.3%      29.4%      29.2%      27.1%
BB or less                                 8.0%       7.4%       7.4%       6.8%       6.7%       7.2%


                                            Jun        Sep        Dec        Mar        Jun        Sep
For the Quarter Ended                      2001       2001       2001       2002       2002       2002
                                        -------    -------    -------    -------    -------    -------
Net Investment Income

Fixed Maturity Securities                 527.0      536.9      530.1      522.5      523.8      533.6
Equity Securities                           7.8        3.7        5.1        3.4        4.3        2.7
Mortgage loans on real estate              92.4       94.2       92.4       89.5       90.2       90.8
Real estate                                13.1       12.7       10.9       12.3       11.9       10.0
Policy loans                               31.4       31.0       31.6       30.2       31.1       31.1
Invested cash                              19.8       14.8       11.3       12.4        9.1        7.9
Other investments                          18.2       28.2        3.5        7.8        9.8       (1.2)
                                        -------    -------    -------    -------    -------    -------
Investment revenue                        709.7      721.4      684.8      678.0      680.2      675.0
Investment expense                         36.6       35.2       38.2       29.9       29.2       28.0
                                        -------    -------    -------    -------    -------    -------
Net Investment Income                     673.1      686.2      646.6      648.1      651.0      647.0
                                        -------    -------    -------    -------    -------    -------

Gross-up of Tax Exempt Income               3.0        1.5        2.1        1.5        2.0        1.5
                                        -------    -------    -------    -------    -------    -------
Adjusted Net Invest Income                676.1      687.7      648.7      649.7      653.0      648.5
                                        =======    =======    =======    =======    =======    =======

Mean Invested Assets (Cost Basis)       37094.5    37685.8    38449.3    38169.9    38235.5    39175.8

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                 7.29%      7.30%      6.75%      6.81%      6.83%      6.62%

Investment Gains

Realized Gains (Losses) on
Investments                               (11.5)     (23.8)     (20.0)     (67.6)     (52.7)     (23.6)
Gains (Losses) on Derivatives               0.2       (0.4)      (4.6)       0.1        0.3        0.2

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)           (114.2)     171.8      (52.2)    (163.9)     293.8      491.9
Incr (Decr) on Derivatives*                 3.7       (6.7)       1.2        1.2        0.0        4.6
Incr (Decr) in Foreign Exchange           (19.5)      22.2      (14.9)     (12.8)      42.8       13.4
Incr (Decr) in minimum pension
liability                                                       (36.0)       0.7       (2.6)       2.6

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)              27.874     28.932     28.346     28.841     29.725     32.037
Fixed Maturity Sec (Adjusted
Cost)                                    27.681     28.253     27.956     28.831     29.133     30.419

Equity Securities (Market)                0.534      0.478      0.470      0.439      0.419      0.397
Equity Securities (Adjusted Cost)         0.477      0.453      0.444      0.398      0.374      0.374

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                        19.3%      17.9%      17.2%      17.8%      18.2%      20.0%
AA or better                              26.0%      24.3%      23.6%      24.7%      25.0%      26.7%
BB or less                                 7.8%       7.2%       8.3%       7.5%       6.4%       6.6%

* 2001 includes the cumulative effect of accounting change related to the adjustment recorded upon adoption of FAS #133.



                                                                                               PAGE 37
                                         Common Stock / Debt Information
                                           Unaudited [Dollars per Share,
                                                except Percentages]

For the Year Ended December 31                        1991       1992       1993       1994       1995
                                                   -------    -------    -------    -------    -------
Common Stock [1]

Highest Price                                       13.813     19.032     24.125     22.188     26.875
Lowest Price                                         9.500     12.625     17.344     17.313     17.313
                                                   -------    -------    -------    -------    -------
Closing Price                                       13.688     18.500     21.750     17.500     26.875
                                                   -------    -------    -------    -------    -------
Dividend Payout Ratio [2]                            63.5%      38.9%      52.6%      51.0%      39.7%
Yield [3]                                             5.3%       4.1%       3.8%       4.9%       3.4%

Preferred Stock Dividend
(Millions)                                          13.033     17.246     17.212     17.119      8.644

Debt: (End of Period)

Senior Debt Ratings
A.M. Best
Fitch                                                              AA        AA-        AA-        AA-
Moody's                                                            A2         A2         A1         A2
Standard and Poors                                                 A+         A+         A+        A

Claims Paying Ratings:
Lincoln Life - A.M. Best                                           A+         A+         A+         A+
Lincoln Life - Fitch                                              AAA        AAA        AAA        AA+
Lincoln Life - Moody's                                             A1         A1        Aa3        Aa3
Lincoln Life - Standard & Poors                                   AA-        AA-        AA-        AA-
First Penn - A.M. Best*                                             A         A+         A+         A+
First Penn - Fitch
First Penn - Moody's
First Penn - Standard & Poors*                                    AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*
LLA of New York - Fitch*
LLA of New York - Moody's
LLA of New York - Standard &
Poors*

Ratios
Debt to Total Capitalization [4]                                25.7%      21.1%      19.9%      22.8%
Debt to Equity [4]                                              34.7%      26.7%      24.9%      29.5%



For the Year Ended December 31             1996       1997       1998       1999       2000       2001
                                        -------    -------    -------    -------    -------    -------
Common Stock [1]

Highest Price                            28.500     39.063     49.438     57.500     56.375     52.750
Lowest Price                             20.375     24.500     33.500     36.000     22.625     38.000
                                        -------    -------    -------    -------    -------    -------
Closing Price                            26.250     39.063     40.907     40.000     47.313     48.570
                                        -------    -------    -------    -------    -------    -------
Dividend Payout Ratio [2]                 38.2%      22.8%      43.9%      50.5%      38.3%      41.9%
Yield [3]                                  3.7%       2.7%       2.7%       2.9%       2.6%       2.6%

Preferred Stock Dividend
(Millions)                                0.112      0.106      0.100      0.089      0.078      0.071

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                                                 a          a
Fitch                                       AA-        AA-         A+         A+         A+         A+
Moody's                                      A2         A2         A2         A2         A3         A3
Standard and Poors                          A          A           A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                     A+         A+          A          A          A          A
Lincoln Life - Fitch                        AA+        AA+        AA+        AA+         AA         AA
Lincoln Life - Moody's                      Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors             AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                      A+         A+          A          A          A          A
First Penn - Fitch                                     AA+        AA+        AA+         AA         AA
First Penn - Moody's                                    A1         A1         A1         A1         A1
First Penn - Standard & Poors*              AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                 A+         A+          A          A          A          A
LLA of New York - Fitch*                               AA+        AA+        AA+         AA         AA
LLA of New York - Moody's                    A1         A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                      AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]          18.8%      17.0%      21.2%      23.2%      20.8%      21.4%
Debt to Equity [4]                        23.1%      20.5%      26.9%      30.3%      26.3%      27.2%

                                            Dec        Mar        Jun        Sep        Dec        Mar
For the Quarter Ended                      1999       2000       2000       2000       2000       2001
                                        -------    -------    -------    -------    -------    -------
Common Stock:
Highest Price                            48.313     41.375     40.063     56.375     50.938     48.250
Lowest Price                             36.500     22.625     29.000     35.625     40.875     38.000
                                        -------    -------    -------    -------    -------    -------
Closing Price                            40.000     33.500     36.125     48.125     47.313     42.470
                                        -------    -------    -------    -------    -------    -------

Yield [3]                                  2.9%       3.5%       3.2%       2.4%       2.6%       2.9%

Preferred Stock Dividend                  0.014      0.022      0.022      0.021      0.013      0.019
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                                      a          a          a
Fitch                                        A+         A+         A+         A+         A+         A+
Moody's                                      A2         A2         A2         A2         A3         A3
Standard and Poors                           A-         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                      A          A          A          A          A          A
Lincoln Life - Fitch                        AA+        AA+        AA+        AA+         AA         AA
Lincoln Life - Moody's                      Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors             AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                       A          A          A          A          A          A
First Penn - Fitch                          AA+        AA+        AA+        AA+         AA         AA
First Penn - Moody's                         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*              AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                  A          A          A          A          A          A
LLA of New York - Fitch*                    AA+        AA+        AA+        AA+         AA         AA
LLA of New York - Moody's                    A1         A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                      AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]          23.2%      23.3%      21.8%      21.2%      20.8%      22.2%
Debt to Equity [4]                        30.3%      30.4%      28.0%      27.0%      26.3%      28.5%

                                            Jun        Sep        Dec        Mar        Jun        Sep
For the Quarter Ended                      2001       2001       2001       2002       2002       2002
                                        -------    -------    -------    -------    -------    -------
Common Stock:
Highest Price                            52.300     52.750     49.450     53.650     52.540     42.080
Lowest Price                             41.280     41.000     40.000     47.200     40.750     29.120
                                        -------    -------    -------    -------    -------    -------
Closing Price                            51.750     46.630     48.570     50.730     42.000     30.550
                                        -------    -------    -------    -------    -------    -------

Yield [3]                                  2.4%       2.6%       2.6%       2.5%       3.0%       4.2%

Preferred Stock Dividend                  0.018      0.017      0.017      0.016      0.015      0.015
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                     a          a          a          a          a          a
Fitch                                        A+         A+         A+         A+         A+          A
Moody's                                      A3         A3         A3         A3         A3         A3
Standard and Poors                           A-         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                      A          A          A          A         A+         A+
Lincoln Life - Fitch                         AA         AA         AA         AA         AA         AA
Lincoln Life - Moody's                      Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors             AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                       A          A          A          A         A+         A+
First Penn - Fitch                           AA         AA         AA         AA         AA         AA
First Penn - Moody's                         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*              AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                  A          A          A          A         A+         A+
LLA of New York - Fitch*                     AA         AA         AA         AA         AA         AA
LLA of New York - Moody's                    A1         A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                      AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]          21.2%      21.1%      21.4%      22.7%      22.6%      23.1%
Debt to Equity [4]                        27.0%      26.7%      27.2%      29.4%      29.2%      30.0%

 *  Rating based on affiliation with Lincoln Life

[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost. Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital: In order to accommodate the various perspectives, LNC presents two separate Return on Equity numbers on pages 2, 5 and 6 of this Statistical Report.  "Net Income
    Divided by Average Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains and losses on investments or sale of subsidiaries.  "Income from Operations
    Divided by Average Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense) by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.
